UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻
Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
⌧	Definitive Proxy Statement
◻	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

Transocean Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
⌧ No fee required.
◻ Fee paid previously with preliminary materials.
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

TO THE OWNERS OF OUR COMPANY:

We enter 2022 building upon encouraging results from 2021 and are increasingly enthusiastic about the prospects for Transocean and the offshore drilling industry. Notwithstanding the challenges faced over the past seven years, including historically low oil and natural gas prices and the effects of a global pandemic, we are finally seeing a significantly improved and sustained economic outlook for the industry, as we predicted in last year’s letter to shareholders, that started to take shape in the second half of 2021.

This improvement is driven in large part by a sustained rebound of hydrocarbon prices and has translated into heightened demand for our high-specification fleet of ultra-deepwater drillships and harsh environment semisubmersibles. Indeed, during 2021, as crude prices increased over 50%, floater contracting activity returned to pre-pandemic levels.

AS WE ENTER 2022, WE ARE SEEING EVEN MORE HIGH-VALUE OPPORTUNITIES ON THE HORIZON. WITH ACTIVE, HIGH-SPECIFICATION ASSETS IN VERY SHORT SUPPLY, WE ARE ENCOURAGED BY BOTH THE TRAJECTORY OF DAYRATES FOR THE GLOBAL MARKETABLE FLOATER FLEET, AS WELL AS THE LENGTHENING OF CONTRACT DURATIONS FOR UPCOMING PROJECTS.

Due to the material under-investment in exploration and production activities during the downturn and other factors, including an emerging focus on the importance of global energy security, we continue to believe that this market recovery is sustainable and will lead to more demand for our rigs, and in general, higher levels of activity for the offshore drilling industry.

While overcoming challenges associated with the pandemic remained a dominant theme throughout 2021, the Transocean team once again maintained high levels of operating performance, achieving impressive results for safety, and delivering record reliability and drilling efficiency, resulting in performance bonuses from our customers. This clearly demonstrates that customers value the assets, expertise and consistency of performance that Transocean provides.

As we move into 2022, we recognize that the recent Russian invasion of Ukraine creates uncertainty in 2022 and, probably, beyond. Our first concern, as always, is the safety of our personnel. We are relieved that our employees who call Ukraine home are currently safe from this horrific aggression, and we are doing all we can to help our Ukrainian employees and their families during this uncertain time. At this time, none of our assets or operations have been impacted. We believe the war’s disruption to the world’s hydrocarbon supply underscores the importance of energy security. Indeed, ultra-deepwater and harsh environment offshore drilling rigs and services, such as those we provide to our customers around the world, are central to ensuring that a diversity of hydrocarbon resources, along with other emerging energy technologies, are reliably available to sustain the world’s energy requirements.

As such, we are comforted by the momentum that was established by the continually improving market fundamentals and solidified by our industry-leading operations, management, and support functions. We begin the year with an industry-leading backlog of $6.5 billion as of our February 2022 Fleet Status Report – a backlog that is nearly two times that of our closest competitor.

In addition to an improving macro environment, we are excited to be nearing delivery of our two eighth generation drillships, the Deepwater Atlas and the Deepwater Titan. Upon delivery, the Atlas and the Titan will be the only two eighth-generation ships in the industry, characterized not only by their ability to drill and complete 20,000 psi prospects, but also by their industry-leading net three-million-pound hoisting capacity. These attributes clearly reinforce Transocean’s position as the technological leader in offshore drilling.

In August 2021, we announced a $252 million contract for the Atlas to perform the first phase of Beacon Offshore’s Shenandoah program in the Gulf of Mexico. Combined with the Titan’s five-year contract with Chevron for its Anchor project in the Gulf of Mexico, the Atlas award solidifies Transocean as the market leader

LETTER TO SHAREHOLDERS

for the next frontier of 20,000 psi field development. In addition to these important contracts, we observed a pronounced increase in dayrates of the ultra-deepwater fleet in the past year, with Gulf of Mexico dayrates in some instances increasing more than 30%. Indeed, all indications suggest continued upward momentum in 2022 and beyond as demand in the Gulf of Mexico appears more than sufficient to keep the deepwater fleet busy. We expect this phenomenon to spread to other regions as global utilization levels continue to rise.

TRANOCEAN’S SUCCESS IS THE RESULT OF A LONGER-TERM STRATEGY THAT DEVELOPED OVER THE COURSE OF NEARLY A DECADE. THROUGHOUT THE DOWNTURN, WE SYSTEMATICALLY RATIONALIZED OUR FLEET TO MEET CUSTOMER DEMAND, TRANSFORMING OUR RIG PORTFOLIO TO ASSEMBLE THE HIGHEST CONCENTRATION OF THE MOST CAPABLE HARSH ENVIRONMENT AND ULTRA-DEEPWATER DRILLING ASSETS IN THE INDUSTRY.

At December 31, 2021, our fleet consisted of 27 ultra-deepwater and 10 harsh environment rigs with two eighth generation drillships in the final phases of construction. Our high-specification fleet positions Transocean favorably to take advantage of the accelerating upcycle.

Operationally, we delivered strong performance as our team navigated a second year of challenges predominantly associated with the pandemic, ending 2021 with a fleetwide uptime exceeding 97%. As one endorsement, in December 2021, we were awarded Petrobras’s Best Supplier Award for Operation of Drilling Rigs. Additionally, the Deepwater Skyros was named Total’s Rig of the Year, while Shell announced the Deepwater Thalassa as its Rig of the Year, demonstrating an established track record of superior service with multiple customers in multiple geographic markets.

As the leader in offshore drilling, we will continue to set the standard for operating safely, reliably, and efficiently, while being a responsible steward of the environment. On that note, in the fourth quarter of 2021, we announced our energy transition vision and our 40% Scope 1 and Scope 2 greenhouse gas emissions intensity reduction target. We believe these are important steps in our commitment to minimizing our impact on the environment. While we see an ongoing shift in the market share of energy sources to meet the world’s global energy demand, we also observe a continuation of the rising trend in oil and natural gas consumption levels, translating to an increase in demand for our services. We firmly believe oil and natural gas, and specifically hydrocarbons found in deepwater offshore reservoirs, will continue to play a significant role in supplying the world’s energy.

In 2021, we continued to invest in and deploy new technologies to support and enable best-in-class and safe operations. Two of our initiatives include additional installations of our Smart Equipment Analytics “SEA” system and our HaloGuardSM personnel safety system. SEA supports our reliability performance and power optimization by providing real-time data to our teams, which enable immediate evaluation of equipment and system performance and is now operational on 20 of our active rigs. In addition to improving equipment and system reliability, the SEA system enables optimization of our power generation and consumption requirements, with an acute focus on meeting our emissions goals.

The safety and well-being of our employees and all parties onboard our rigs is our highest priority. To that end, we have now deployed our HaloGuardSM system on four ultra-deepwater drillships. Through machine vision and wearable, real-time location transmitting technology, interfaced with drill floor machine controls, HaloGuardSM provides an advanced layer of collision protection for our offshore personnel.

Our team also continued to actively manage our capital structure and liquidity. Consistent with our balance sheet priorities, in mid-2021, we announced a deferred payment agreement for our two newbuilds, the Deepwater Atlas and the Deepwater Titan. Additionally, the shipyard financing agreement for the Atlas defers a significant portion of the newbuild capex and increases our financial flexibility as we seek to de-lever using free cash flow from operations generated in the improving dayrate environment. This agreement joins a host of other liquidity-enhancing and liability management transactions executed by our finance and legal teams in 2021, including prudent use of our opportunistic “at-the-market” equity sale program, private exchange agreements, and open market repurchases of our debt. Strengthening our balance sheet has been, and will continue to be, a multi-year process, and we will continue to pursue balance sheet-enhancing transactions.

LETTER TO SHAREHOLDERS

WE ARE PROUD OF THE MANY ACCOMPLISHMENTS WE ACHIEVED IN 2021 AND THE RESILIENCY, DEDICATION AND TEAMWORK DISPLAYED BY OUR EMPLOYEES ACROSS THE GLOBE – PARTICULARLY OUR OFFSHORE CREWS WHO HAVE WEATHERED SIGNIFICANT CHALLENGES THESE LAST TWO YEARS, ENDURING EXTENDED TRAVEL AND TIME AWAY FROM THEIR LOVED ONES TO SUPPORT CONTINUOUS OPERATIONS. FOR THIS, WE ARE TRULY GRATEFUL.

On behalf of the entire Transocean team, we’d like to thank all of our shareholders for your confidence and support. We look forward to continuing to provide solutions for the world’s growing energy needs.

ChaDWICK C. Deaton	Jeremy D. Thigpen
Chair of the Board of Directors	Chief Executive Officer

March 28, 2022

CONTENTS

P-1	NOTICE TO SHAREHOLDERS
P-3	PROXY STATEMENT SUMMARY
P-11	INVITATION TO 2022 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.
P-16	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
P-17	INFORMATION ABOUT THE MEETING AND VOTING
P-22

AGENDA ITEM 1.     APPROVAL OF THE 2021 ANNUAL REPORT, INCLUDING THE AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF TRANSOCEAN LTD. FOR FISCAL YEAR 2021 AND THE AUDITED STATUTORY FINANCIAL STATEMENTS OF TRANSOCEAN LTD. FOR FISCAL YEAR 2021

P-24	AGENDA ITEM 2. DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND THE EXECUTIVE MANAGEMENT TEAM FROM LIABILITY FOR ACTIVITIES DURING FISCAL YEAR 2021
P-25	AGENDA ITEM 3. APPROPRIATION OF THE ACCUMULATED LOSS FOR FISCAL YEAR 2021
P-26	AGENDA ITEM 4. RENEWAL OF SHARES AUTHORIZED FOR ISSUANCE
P-28	AGENDA ITEM 5. REELECTION OF 11 DIRECTORS, EACH FOR A TERM EXTENDING UNTIL COMPLETION OF THE NEXT ANNUAL GENERAL MEETING
P-43	SKILLS & EXPERIENCE MATRIX FOR INDEPENDENT DIRECTORS
P-45	AGENDA ITEM 6. REELECTION OF THE CHAIR OF THE BOARD OF DIRECTORS FOR A TERM EXTENDING UNTIL COMPLETION OF THE NEXT ANNUAL GENERAL MEETING
P-46	AGENDA ITEM 7. REELECTION OF THE MEMBERS OF THE COMPENSATION COMMITTEE, EACH FOR A TERM EXTENDING UNTIL COMPLETION OF THE NEXT ANNUAL GENERAL MEETING
P-47	AGENDA ITEM 8. REELECTION OF THE INDEPENDENT PROXY FOR A TERM EXTENDING UNTIL COMPLETION OF THE NEXT ANNUAL GENERAL MEETING
P-48

AGENDA ITEM 9.     APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022 AND REELECTION OF ERNST & YOUNG LTD, ZURICH, AS THE COMPANY’S AUDITOR FOR A FURTHER ONE-YEAR TERM

P-50	AGENDA ITEM 10. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION FOR FISCAL YEAR 2022
P-52	AGENDA ITEM 11. PROSPECTIVE VOTES ON THE MAXIMUM COMPENSATION OF THE BOARD OF DIRECTORS AND THE EXECUTIVE MANAGEMENT TEAM
P-56	CORPORATE GOVERNANCE
P-65	BOARD MEETINGS AND COMMITTEES
P-71	2021 DIRECTOR COMPENSATION
P-73	AUDIT COMMITTEE REPORT
P-75	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
P-76	SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
P-77	COMPENSATION DISCUSSION AND ANALYSIS
P-97	COMPENSATION COMMITTEE REPORT
P-98	EXECUTIVE COMPENSATION
P-108	EQUITY COMPENSATION PLAN INFORMATION
P-109	OTHER MATTERS
AP-1	APPENDIX A
AN-1	ANNEX A

Transocean 2022    i    Proxy Statement

NOTICE TO SHAREHOLDERS

The 2022 Annual General Meeting of the shareholders (the “2022 Annual General Meeting”) of Transocean Ltd. (the “Company”) will be held:

WHEN	WHERE
Thursday, May 12, 2022	Parkhotel Zug
6:30 p.m., Swiss time	Industriestrasse 14
6304 Zug, Switzerland

Information regarding the matters to be acted upon at the meeting is set forth in the attached invitation to the 2022 Annual General Meeting and the proxy statement, which is available at: www.deepwater.com by selecting Financial Reports, then Annual and Quarterly Reports in the dropdown menu of the Investors section.

At the 2022 Annual General Meeting, we will ask you to vote on the following items:

AGENDA ITEM	DESCRIPTION	BOARD RECOMMENDATION		FOR MORE INFORMATION, SEE PAGE
1

Approval of the 2021 Annual Report, Including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2021 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2021

		✓	FOR	P-22
2	Discharge of the Members of the Board of Directors and Executive Management Team from Liability for Activities During Fiscal Year 2021	✓	FOR	P-24
3	Appropriation of the Accumulated Loss for Fiscal Year 2021	✓	FOR	P-25
4	Renewal of Shares Authorized for Issuance	✓	FOR	P-26
5	Reelection of 11 Directors, Each for a Term Extending Until Completion of the Next Annual General Meeting	✓	FOR	P-28
6	Reelection of the Chair of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting	✓	FOR	P-45
7	Reelection of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting	✓	FOR	P-46
8	Reelection of the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting	✓	FOR	P-47
9

Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2022 and Reelection of Ernst & Young Ltd, Zurich, as the Company’s Auditor for a Further One-Year Term

		✓	FOR	P-48
10	Advisory Vote to Approve Named Executive Officer Compensation for Fiscal Year 2022	✓	FOR	P-50

Transocean 2022   P-1    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

11	Prospective Votes on the Maximum Compensation of the Board of Directors and the Executive Management Team	✓	FOR	P-52

It is important that your shares be represented and voted at the meeting. If you are a shareholder registered in our share register, you may submit voting instructions electronically over the internet, by telephone or, if you request that the proxy materials be mailed to you, by completing, signing and returning the proxy card enclosed with those materials. If you hold your shares in the name of a bank, broker or other nominee, please follow the instructions provided by your bank, broker or nominee for submitting voting instructions, including whether you may submit voting instructions by mail, telephone or over the internet.

Under rules of the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders as of the close of business on March 25, 2022. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the internet, by telephone or via mail. If you receive the Notice, you will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or as otherwise described in the proxy statement.

A copy of the proxy materials, including a proxy card or voting instruction form, will also be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business on April 25, 2022, and who were not registered as of March 25, 2022. The Notice or proxy statement and form of proxy, as appropriate, are first being mailed or sent, as appropriate, to shareholders on or about March 29, 2022.

A note to Swiss and other European investors: Transocean Ltd. is incorporated in Switzerland, has issued registered shares and trades on the New York Stock Exchange; however, unlike some Swiss incorporated companies, share blocking and re-registration are not requirements for any shares of Transocean Ltd. to be voted at the meeting, and all shares may be traded after the record date.

Due to the extraordinary situation in connection with the COVID-19 pandemic, the 2022 Annual General Meeting will not take place in the usual format. In accordance with the Swiss Federal Council Ordinance 3 of June 19, 2020, on Measures to Combat the Coronavirus, as amended (the “COVID-19 Ordinance 3”), shareholders will not be permitted to attend the meeting in person. Shareholders and beneficial owners of our shares must therefore exercise their voting rights only by giving voting instructions to the independent proxy or its substitute by internet, telephone or mail, as described above, or by giving the independent proxy or its substitute proxy card voting instruction, as further described in this proxy statement. We look forward to welcoming shareholders in person at general meetings of shareholders that take place following the 2022 Annual General Meeting, consistent with our long-standing practice.

Thank you in advance for your vote.

Sincerely,

ChaDWICK C. Deaton	Jeremy D. Thigpen
Chair of the Board of Directors	Chief Executive Officer

March 28, 2022

Transocean 2022    P-2    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

PROXY STATEMENT SUMMARY

2022 ANNUAL GENERAL MEETING DETAILS

WHEN	WHERE	RECORD DATE
Thursday, May 12, 2022	Parkhotel Zug	April 25, 2022
6:30 p.m., Swiss time	Industriestrasse 14
6304 Zug, Switzerland

VOTING INFORMATION

	BY PHONE	BY INTERNET	BY MAIL	BY MOBILE DEVICE

Registered Holders (shares are registered in your own name)

On a touch-tone telephone, call toll-free:
+1 (800) 690-6903 24/7, and follow the instructions.

You will need the 12-digit control number that is included in the voting instructions form that is sent to you.

You will be able to confirm that the telephonic system has properly recorded your votes.

Go to www.proxyvote.com 24/7, and follow the instructions.

You will need the 12-digit control number that is included in the voting instructions form that is sent to you.

The internet system allows you to confirm that the system has properly recorded your voting instructions.

			Complete, date, sign and return your proxy card in the postage-paid envelope. Do not mail the proxy card if you are submitting voting instructions over the internet or by telephone.	Scan the QR code, which can be found on your voting instructions form that is sent to you.

Beneficial Owners (shares are held “in street name” in a stock brokerage account or by a bank, nominee or other holder of record)

On a touch-tone telephone, call toll-free:
+1 (800) 690-6903 24/7, and follow the instructions.

You will need the 12-digit control number that is included in the voting instructions form that is sent to you.

You will be able to confirm that the telephonic system has properly recorded your votes.

Go to www.proxyvote.com 24/7, and follow the instructions.

You will need the 12-digit control number that is included in the voting instruction form that is sent to you.

The internet system allows you to confirm that the system has properly recorded your voting instructions.

			Complete, date, sign and return your voting information form. Do not mail the voting instruction form if you are submitting voting instructions over the internet or by telephone.	Scan the QR code, which can be found on your voting instructions form that is sent to you.

Transocean 2022    P-3    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

YOUR VOTE IS IMPORTANT While shareholders will not be able to attend the 2022 Annual General Meeting in person, as explained below, we encourage you to vote as soon as possible.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL GENERAL MEETING TO BE HELD ON MAY 12, 2022

Our proxy statement and 2021 Annual Report are available at www.proxyvote.com or on our website investor.deepwater.com under “Financial Reports ― Annual and Quarterly Reports.” Information contained on or accessible from our website is not incorporated by reference into this proxy statement and should not be considered a part of this report or any other filing that we make with the SEC. Furthermore, references to our website URLs are intended to be inactive textual references only.

Shareholders registered in our share register on the record date have the right to vote their shares at the 2022 Annual General Meeting. Such shareholders may designate proxies to vote their shares by submitting their proxy electronically over the internet, by telephone or, if they request that the proxy materials be mailed to them, by completing, signing and returning the proxy card enclosed with those materials. Please review the voting instructions in the proxy statement for each of these methods.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee for voting their shares, including whether they may submit voting instructions by mail, telephone or over the internet.

All dollar figures in this proxy statement are in U.S. dollars unless otherwise denoted.

Transocean 2022    P-4    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

COMPANY OVERVIEW AND 2021 STRATEGY AND PERFORMANCE

Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. We specialize in technically demanding sectors of the global offshore drilling business with a particular focus on ultra-deepwater and harsh environment drilling services, and we operate the largest high-specification floating offshore drilling fleet in the world.

Transocean’s fleet of 37 mobile offshore drilling units consists of 27 ultra-deepwater floaters and 10 harsh environment floaters. In addition, Transocean is constructing two Eighth Generation ultra-deepwater drillships. The below graphic shows the global market presence of our operating fleet as of our Fleet Status Report issued on February 14, 2022.

OUR GLOBAL MARKET PRESENCE
Ultra-Deepwater 27
Harsh Environment 10

With the offshore industry’s largest high-specification floating fleet, and a steadfast focus on incident-free operations and superior well construction, we believe that we are best-positioned to support our customers in the delivery of their operational and business objectives, which will ultimately translate into solid returns for our shareholders.

We are proud of our employees’ resolve throughout 2021. As a result of the constraints and challenges imposed on our business by the global pandemic during the past two years, we have innovated, adapted and delivered meaningful change across our organization.

In 2021, we delivered exceptional operational performance. Importantly, we delivered a total recordable incident rate of 0.26 in 2021, one of the lowest in our company’s history. We also delivered a record-setting uptime of more than 97% across our global fleet, beating our previous company-best uptime record set in 2020. We

Transocean 2022    P-5    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

delivered this result with a fleet of floaters that are focused exclusively on ultra-deepwater and harsh environment operations, which present the most challenging operational conditions.

We believe demand for hydrocarbons will continue to increase as the global economy continues to recover from the pandemic and we reach an inflection point in the supply-demand balance due to structural underinvestment and a growing global population.

NOMINEES TO THE BOARD OF DIRECTORS

As the market leader in offshore drilling, Transocean has attracted the most qualified Board and leadership team in the industry. The current terms of all of our directors will expire at the 2022 Annual General Meeting.

Since the beginning of 2018, we have added three new members to our Board of Directors, each of whom contributes to the diversity of experience and background of our Board of Directors. Our two newest members are Margareth Øvrum – previously an Executive Vice President of Equinor ASA – who joined our Board of Directors in 2021, and Diane de Saint Victor – previously the General Counsel and Company Secretary of ABB Ltd. – who joined our Board of Directors in 2020. Each of our director nominees has a proven record of success and high integrity, and is committed to advancing our stakeholders’ interests and enhancing the Company’s sustainability goals and objectives. The diversity of our non-executive directors is reflected below.

During 2021, each of our current directors attended 100% of the Board of Directors’ meetings and committee meetings on which he or she served during his or her elected term.

Additional information regarding the director nominees for election is provided below and under Agenda Item 5.

Transocean 2022    P-6    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

				COMMITTEES					OTHER CURRENT PUBLIC COMPANY BOARDS
DIRECTORS FOR ELECTION	AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT	COMPENSATION	FINANCE	CORPORATE GOVERNANCE	HEALTH, SAFETY, ENVIRONMENTAL AND SUSTAINABILITY
Glyn A. Barker Former Vice Chair-U.K., PwC LLP	68	2012	✓						3
Vanessa C.L. Chang Former Director and Shareholder of EL & EL Investments	69	2012	✓						1
Frederico F. Curado Former CEO, Ultrapar S.A.	60	2013	✓						2
Chadwick C. Deaton Former Executive Chair and CEO, Baker Hughes Incorporated	69	2012	✓						1
Vincent J. Intrieri Founder and CEO, VDA Capital Management LLC	65	2014	✓						1
Samuel J. Merksamer Partner, Softbank Investment Advisers	41	2013	✓						2
Frederik W. Mohn Owner and Managing Director, Perestroika; former Director and Chair, Songa Offshore SE	45	2018	✓						1
Edward R. Muller Former Chair and CEO, GenOn Energy, Inc.; former Vice Chair, NRG Energy, Inc.	69	2008	✓						1
Margareth Øvrum Former Executive Vice President for Equinor Development and Production Brazil	63	2021	✓						3
Diane de Saint Victor Former Company Secretary of ABB Ltd, Switzerland	67	2020	✓						1
Jeremy D. Thigpen CEO, Transocean Ltd.	47	2015							0
MEETINGS IN 2021: BOARD: 4 BOARD AND COMMITTEES: 28				8	4	4	4	4

Committee Chair	Committee Member	Audit Committee financial expert (SEC and NYSE)	✓	Independent, as determined by the Board of Directors in accordance with applicable rules and regulations

Transocean 2022    P-7    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

GOVERNANCE HIGHLIGHTS

Our Board believes that strong corporate governance practices promote long-term shareholder interests and strengthen Board and management accountability. The Board continues to monitor evolving governance standards and enhance our governance practices to serve Transocean shareholders. Key features of the Company’s corporate governance program include:

■   Independent Board Chair

■   Highly independent Board

■   Independent Committees

■   Annual director elections

■   One share, one vote – no dual-class stock

■   Shareholder right to call special meetings

■   Shareholder proxy access

■   Annual performance evaluations of the Board, the Committees and individual directors

■   Retirement age and term limits

■   No poison pill

■   No hedging or pledging company stock by directors or executives

■   No blank check preferred stock

ACTIVE SHAREHOLDER ENGAGEMENT PROGRAM

As part of our ongoing shareholder engagement program, our Board of Directors and Management team are committed to meeting with our shareholders and incorporating their feedback into our decision-making processes. During 2021, despite COVID’s continued impact, we were able to participate in 12 virtual conferences, which allowed us to engage in and maintain a dialogue with our shareholders on a range of key business and strategic topics with a frequency that is generally consistent with pre-COVID-19 levels. Participants in many of these engagements included our Chief Executive Officer, our Independent Chair of the Board, and/or members of executive management. We also continued our long-standing, proactive engagement program by reaching out to shareholders representing approximately 20% of our outstanding shares to discuss recent developments and to solicit investor feedback on our corporate governance and sustainability practices. All feedback received during our engagements is shared directly with the Board and has helped inform disclosures and policies on governance, compensation, sustainability and information security.

KEY FEATURES OF EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program reflects our commitment to retain and attract highly qualified executives and align our executives’ pay with performance. The elements of our program are designed to motivate our executives to achieve our overall business objectives, create sustainable shareholder value in a cost-effective manner and reward our management team for delivering superior financial, safety and operational performance, each of which is important to the long-term success of the Company. Our executive compensation program

Transocean 2022    P-8    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

includes features that align the interests of our senior management with those of our shareholders and does not include features that may result in misalignment.

WHAT WE DO	WHAT WE DON’T DO

✓    Conduct an annual review of our compensation strategy, including a review of our compensation-related risk profile

✓    Mandate meaningful share ownership requirements for our executives

✓    Maintain a clawback policy that allows for the forfeiture, recovery or adjustment of incentive compensation (cash and equity) in cases of financial restatement or violations of our Code of Integrity (updated in 2021)

✓    Base annual incentive performance on quantitative and qualitative metrics and long-term incentive performance on quantitative metrics.

✓    Maintain compensation plans that are weighted significantly toward variable pay to align our executive compensation with long-term shareholder interests

✓    Link long-term incentive compensation to both relative and absolute performance metrics to motivate strong performance

✓    Deliver at least 50% of long-term incentives in performance-based awards

✓    Cap the earning of PSUs at target if the Company’s absolute TSR is less than negative 15%

✓    Retain an independent consultant who is retained by and reports only to our Compensation Committee (not management)

✓    Maintain double trigger change-in-control provisions

✕   Allow our executives to hedge, sell short or hold derivative instruments tied to our shares (other than derivative instruments issued by us)

✕   Allow our executives or directors to pledge Company shares

✕   Have pre-arranged individual severance agreements or special change-in-control compensation agreements with any Executive Officers; however, to the extent permitted under Swiss law, our executives are eligible for severance and change-in-control provisions pursuant to our policies, in exchange for covenants that protect the Company

✕   Provide gross-ups for severance payments

✕   Guarantee salary increases, non-performance based bonuses or unrestricted equity compensation

✕   Provide any payments or reimbursements for tax equalization

✕   Pay dividends or dividend equivalents on performance-based equity that has not vested

✕   Offer executive perquisites

SUSTAINABILITY HIGHLIGHTS

It is undeniable that the world’s energy needs are growing in both economically developed and developing countries. To meet these needs, it is imperative that we cultivate a variety of energy sources, both traditional and emerging alike. At Transocean, we are committed to executing our business responsibly, mitigating risks and creating value for our stakeholders. This means minimizing our impact to the environment, stewarding resources conscientiously, cultivating an inclusive workplace, treating our workforce and surrounding community with respect and care, and innovating purposefully. Highlights of our sustainability actions over the past year include:

■  We engaged internal and external stakeholders to update our materiality assessment to ensure that we are focused on topics of greatest importance to our business and stakeholders.

Transocean 2022    P-9    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

■   We set an ambitious target to reduce the emissions intensity of our operations by 40% by 2030 and created a roadmap to operationalize sustainability in alignment with our long-term business plan, and updated our other sustainability goals to reflect the feedback in our materiality assessment.

■   We began reporting, in our 2020 Sustainability Report, in alignment with the Sustainability Accounting Standards Board (“SASB”) framework and committed to reporting in alignment with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”) in our 2022 report.

■   We incorporated sustainability metrics, weighted at 20% into our 2021 annual bonus plan with three metrics tied to key strategic and business objectives – personal safety, process safety and development of our 2030 Sustainability Goals.

■   We enhanced our control of work tools across our active fleet to improve the safety and efficiency of critical equipment maintenance activities.

■   We formalized a taskforce focused on operationalizing energy efficiency initiatives offshore where the majority of our emissions are generated.

■   We updated our Code of Integrity, which sets forth the baseline legal and ethical expectations that we have for everyone working on behalf of our company, including Board members, employees, contractors, suppliers, vendors and joint venture partners.

■   We launched a new offshore development program aimed at training women and underrepresented populations for technical leadership positions and are proud to have appointed our first female Offshore Installation Manager.

■   We maintained strong COVID-19 safety protocols at all company facilities globally, onshore and offshore, to protect our workforce and minimize disruptions to our operations.

SWISS MINDER ORDINANCE

Under the Swiss Ordinance Against Excessive Compensation At Public Companies (the “Minder Ordinance”) and our Articles of Association, the authority to elect the Chair of the Board of Directors and the members of the Compensation Committee is vested in the general meeting of shareholders. The Board of Directors recommends that you elect Chadwick C. Deaton as Chair of the Board of Directors (Agenda Item 6) and Glyn A. Barker, Vanessa C.L. Chang and Samuel J. Merksamer as members of the Compensation Committee (Agenda Item 7) to serve until completion of the 2023 Annual General Meeting of the shareholders (the “2023 Annual General Meeting”). Note that under the Minder Ordinance and our Articles of Association, if any of these individuals were to resign or there were vacancies in the office of the Chair or the Compensation Committee for other reasons, the Board of Directors would have the authority to replace him or her with another member of the Board of Directors for a term expiring at the next annual general meeting.

Pursuant to the Minder Ordinance, the Company is not permitted to appoint a corporate representative to act as the proxy for purposes of voting at the 2022 Annual General Meeting. Swiss companies may only appoint an independent proxy for these purposes. At the 2021 Annual General Meeting, shareholders elected Schweiger Advokatur / Notariat to serve as our independent proxy for a term extending until the completion of the 2022 Annual General Meeting. Agenda Item 8 asks that you again elect this firm to act as the independent proxy for the 2023 Annual General Meeting and any extraordinary general meeting of shareholders of the Company that may be held prior to the 2023 Annual General Meeting.

The Minder Ordinance and our Articles of Association also require that shareholders ratify the maximum aggregate amount of compensation of the Board of Directors for the period between the 2022 Annual General Meeting and the 2023 Annual General Meeting (Agenda Item 11A) and the maximum aggregate amount of compensation of the Executive Management Team for fiscal year 2023 (Agenda Item 11B). The shareholder vote is binding.

Transocean 2022    P-10    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

INVITATION TO 2022 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

WHEN	WHERE
Thursday, May 12, 2022 6:30 p.m., Swiss time	Parkhotel Zug Industriestrasse 14 6304 Zug, Switzerland

AGENDA ITEMS

ITEM	DESCRIPTION	PROPOSAL OF THE BOARD OF DIRECTORS		BOARD RECOMMENDATION
1

Approval of the 2021 Annual Report, Including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2021 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2021.

The Board of Directors proposes that the 2021 Annual Report, including the audited consolidated financial statements for the year ended December 31 (“fiscal year”) 2021, and the audited statutory financial statements for fiscal year 2021, be approved.

				✓	FOR

2	Discharge of the Members of the Board of Directors and the Executive Management Team from Liability for Activities During Fiscal Year 2021.

The Board of Directors proposes that the members of the Board of Directors and Messrs. Jeremy D. Thigpen, Mark L. Mey and Keelan I. Adamson, who served as members of our Executive Management Team in 2021, be discharged from liability for activities during fiscal year 2021.

				✓	FOR

3	Appropriation of Accumulated Loss for Fiscal Year 2021	The Board of Directors proposes that the accumulated loss of the Company be carried forward.		✓	FOR
		APPROPRIATION OF ACCUMULATED LOSS	IN CHF THOUSANDS
		Balance brought forward from previous years	(11,115,035)
		Net loss of the year	(296,412)
		Total accumulated loss	(11,411,447)

		APPROPRIATION OF ACCUMULATED LOSS
		Balance to be carried forward on this account	(11,411,447)

4	Renewal of Shares Authorized for Issuance

The Board of Directors proposes to renew the total number of shares that may be issued using the Company’s authorized share capital to a maximum of 150,848,756 shares, with such authorization expiring on May 12, 2024.

				✓	FOR

Transocean 2022    P-11    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

ITEM	DESCRIPTION	PROPOSAL OF THE BOARD OF DIRECTORS		BOARD RECOMMENDATION
5	Reelection of 11 Directors, Each for a Term Extending Until Completion of the Next Annual General Meeting.	The Board of Directors proposes that the following candidates be reelected to the Board of Directors, each for a term extending until completion of the next annual general meeting.		✓	FOR

		5A	Reelection of Glyn A. Barker as a director.
		5B	Reelection of Vanessa C.L. Chang as a director.
		5C	Reelection of Frederico F. Curado as a director.
		5D	Reelection of Chadwick C. Deaton as a director.
		5E	Reelection of Vincent J. Intrieri as a director.
		5F	Reelection of Samuel J. Merksamer as a director.
		5G	Reelection of Frederik W. Mohn as a director.
		5H	Reelection of Edward R. Muller as a director.
		5I	Reelection of Margareth Øvrum as a director.
		5J	Reelection of Diane de Saint Victor as a director.
		5K	Reelection of Jeremy D. Thigpen as a director.

6	Reelection of the Chair of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting.

The Board of Directors proposes that Chadwick C. Deaton be reelected as the Chair of the Board of Directors for a term extending until completion of the next annual general meeting, subject to his election as a member of the Board of Directors.

				✓	FOR

7	Reelection of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting.

The Board of Directors proposes that the following three candidates be reelected as members of the Compensation Committee, each for a term extending until completion of the next annual general meeting, subject in each case to such candidate’s election as a member of the Board of Directors:

				✓	FOR
each nominee
		7A	Reelection of Glyn A. Barker as a member of the Compensation Committee.
		7B	Reelection of Vanessa C.L. Chang as a member of the Compensation Committee.
		7C	Reelection of Samuel J. Merksamer as a member of the Compensation Committee.

8	Reelection of the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting.

The Board of Directors proposes that Schweiger Advokatur / Notariat be reelected to serve as independent proxy at (and until completion of) the 2023 Annual General Meeting and at any extraordinary general meeting of shareholders of the Company that may be held prior to the 2023 Annual General Meeting.

				✓	FOR

9

Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2022 and Reelection of Ernst & Young Ltd, Zurich, as the Company’s Auditor for a Further One-Year Term.

The Board of Directors proposes that Ernst & Young LLP be appointed as the Company’s independent registered public accounting firm for fiscal year 2022 and that Ernst & Young Ltd, Zurich, be reelected as the Company’s auditor pursuant to the Swiss Code of Obligations for a further one-year term, commencing on the date of the 2022 Annual General Meeting and terminating on the date of the 2023 Annual General Meeting.

				✓	FOR

Transocean 2022    P-12    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

ITEM	DESCRIPTION	PROPOSAL OF THE BOARD OF DIRECTORS	BOARD RECOMMENDATION
10	Advisory Vote to Approve Named Executive Officer Compensation for Fiscal Year 2022.

Pursuant to Section 14A of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders are entitled to cast an advisory vote on the Company’s executive compensation program for the Company’s Named Executive Officers. Detailed information regarding the Company’s compensation program for its Named Executive Officers is set forth in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure in this proxy statement. The Board of Directors believes the Company’s compensation program is designed to reward performance that creates long term value for the Company’s shareholders. The Board of Directors has proposed a resolution that provides shareholders with the opportunity to endorse or not endorse the Company’s Named Executive Officer compensation program as described in the proxy statement for the Company’s 2022 Annual General Meeting.

			✓	FOR

11	Prospective Vote on the Maximum Compensation of the Board of Directors and the Executive Management Team.

11A	Ratification of the Maximum Aggregate Amount of Compensation of the Board of Directors for the Period Between the 2022 Annual General Meeting and the 2023 Annual General Meeting.

The Board of Directors proposes that the shareholders ratify an amount of U.S. $4,121,000 as the maximum aggregate amount of compensation of the Board of Directors for the period between the 2022 Annual General Meeting and the 2023 Annual General Meeting.

			✓	FOR

11B	Ratification of the Maximum Aggregate Amount of Compensation of the Executive Management Team for Fiscal Year 2023.	The Board of Directors proposes that the shareholders ratify an amount of U.S. $26,000,000 as the maximum aggregate amount of compensation of the Executive Management Team for fiscal year 2023.	✓	FOR

ORGANIZATIONAL MATTERS

A copy of the Notice is being sent to each shareholder registered in Transocean Ltd.’s share register as of the close of business on March 25, 2022. Any additional shareholders who are registered in Transocean Ltd.’s share register as of the close of business on April 25, 2022, will receive after that date a copy of the proxy materials, including a proxy card. Shareholders not registered in Transocean Ltd.’s share register as of April 25, 2022, will not be entitled to vote or grant proxies to vote at the 2022 Annual General Meeting. While no shareholder will be entered in Transocean Ltd.’s share register as a shareholder with voting rights between the close of business on April 25, 2022, and the opening of business on the day following the 2022 Annual General Meeting, share blocking and re-registration are not requirements for any shares of Transocean Ltd. to be voted at the meeting, and all shares may be traded after the record date. Computershare, which maintains Transocean Ltd.’s share register, will continue to register transfers of Transocean Ltd. shares in the share register in its capacity as transfer agent during this period.

Shareholders registered in Transocean Ltd.’s share register as of April 25, 2022, have the right to vote their shares at the 2022 Annual General Meeting, or may grant a proxy to vote on each of the proposals in this invitation and any modification to any agenda item or proposal identified in this invitation or other matter on

Transocean 2022    P-13    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

which voting is permissible under Swiss law and which is properly presented at the 2022 Annual General Meeting for consideration. Such shareholders may designate proxies to vote their shares electronically over the internet, by telephone or, if they request that the proxy materials be mailed to them, by completing, signing and returning the proxy card enclosed with those materials at the 2022 Annual General Meeting.

We urge you to submit your voting instructions electronically over the internet, by telephone or return the proxy card as soon as possible. All electronic voting instructions or proxy cards must be received no later than 11:59 p.m. Eastern Daylight Time on Wednesday, May 11, 2022 (5:59 a.m. Swiss time on Thursday, May 12, 2022) unless extended by the Company.

If you have timely submitted electronic voting instructions, telephone instructions or a properly executed proxy card, your shares will be voted by the independent proxy in accordance with your instructions. Holders of shares who have timely submitted their proxy, but have not specifically indicated how to vote their shares, will be deemed to have instructed the independent proxy to vote in accordance with the recommendations of the Board of Directors with regard to the items listed in the notice of meeting. If any modifications to agenda items or proposals identified in this invitation or other matters on which voting is permissible under Swiss law are properly presented at the 2022 Annual General Meeting for consideration, you will be deemed to have instructed the independent proxy, in the absence of other specific instructions, to vote in accordance with the recommendations of the Board of Directors.

As of the date of this proxy statement, the Board of Directors is not aware of any such modifications or other matters proposed to come before the 2022 Annual General Meeting.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee for voting their shares, including whether they may submit voting instructions by mail, telephone or over the internet.

Shareholders may grant proxies to any third party. Such third party need not be a shareholder.

Information concerning the 2022 Annual General Meeting can be obtained by contacting:

OUR CORPORATE SECRETARY AT OUR REGISTERED OFFICE	Transocean Ltd. Attention: Corporate Secretary Turmstrasse 30 6312 Steinhausen, Switzerland	INVESTOR RELATIONS AT OUR OFFICES IN THE UNITED STATES	Transocean Ltd. Attention: Investor Relations 1414 Enclave Parkway Houston, Texas 77077 USA

TELEPHONE NUMBER	+41 (41) 749-0500	TELEPHONE NUMBER	+1 (713) 232-7500

ANNUAL REPORT, CONSOLIDATED FINANCIAL STATEMENTS, STATUTORY FINANCIAL STATEMENTS

A copy of the 2021 Annual Report (including the consolidated financial statements for fiscal year 2021, the statutory financial statements of Transocean Ltd. for fiscal year 2021 and the audit reports on such consolidated and statutory financial statements) and the 2021 Swiss Compensation Report is available for physical inspection at our registered office:

Transocean Ltd. Turmstrasse 30 6312 Steinhausen, Switzerland

Transocean 2022    P-14    Proxy Statement

INVITATION TO 2021 ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

Copies of these materials may be obtained without charge by contacting:

OUR CORPORATE SECRETARY AT OUR REGISTERED OFFICE	Transocean Ltd. Attention: Corporate Secretary Turmstrasse 30 6312 Steinhausen, Switzerland	INVESTOR RELATIONS AT OUR OFFICES IN THE UNITED STATES	Transocean Ltd. Attention: Investor Relations 1414 Enclave Parkway Houston, Texas 77077 USA

TELEPHONE NUMBER	+41 (41) 749-0500	TELEPHONE NUMBER	+1 (713) 232-7500

On behalf of the Board of Directors,

CHADWICK C. DEATON Chair of the Board of Directors

Steinhausen, Switzerland

March 28, 2022

Transocean 2022    P-15    Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

YOUR VOTE IS IMPORTANT

You may designate a proxy to vote your shares by submitting your voting instructions electronically over the internet, by calling the toll-free number or, if you requested a printed copy of the proxy materials, by completing, signing and returning by mail the proxy card you will receive in response to your request. Please review the instructions in the Notice of Internet Availability of Proxy Materials and the proxy statement.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee for voting their shares, including whether they may submit voting instructions by mail, telephone or over the internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL GENERAL MEETING TO BE HELD ON MAY 12, 2022

Our proxy statement and 2021 Annual Report are available at www.proxyvote.com or on our website investor.deepwater.com under “Financial Reports ― Annual and Quarterly Reports.” Information contained on or accessible from our website is not incorporated by reference into this proxy statement and should not be considered a part of this report or any other filing that we make with the SEC. Furthermore, references to our website URLs are intended to be inactive textual references only.

Transocean 2022   P-16    Proxy Statement

PROXY STATEMENT

WHEN	WHERE	RECORD DATE
Thursday, May 12, 2022 6:30 p.m., Swiss time	Parkhotel Zug Industriestrasse 14 6304 Zug, Switzerland	April 25, 2022

INFORMATION ABOUT THE MEETING AND VOTING

This proxy statement is furnished in connection with the solicitation of proxies by Transocean Ltd., on behalf of the Board of Directors, to be voted at our 2022 Annual General Meeting to be held on May 12, 2022, at 6:30 p.m., Swiss time, at the Parkhotel Zug, Industriestrasse 14, 6304 Zug, Switzerland. The Notice or proxy statement and form of proxy, as appropriate, are first being mailed to shareholders on or about March 29, 2022.

RECORD DATE

Only shareholders of record on April 25, 2022, are entitled to notice of and to grant proxies to vote at, the 2022 Annual General Meeting. No shareholder will be entered in Transocean Ltd.’s share register with voting rights between the close of business on April 25, 2022, and the opening of business on the day following the 2022 Annual General Meeting.

While no shareholder will be entered in Transocean Ltd.’s share register as a shareholder with voting rights between the close of business on April 25, 2022, and the opening of business on the day following the 2022 Annual General Meeting, share blocking and re-registration are not requirements for any shares of Transocean Ltd. to be voted at the meeting, and all shares may be traded after the record date. Computershare, which maintains Transocean Ltd.’s share register, will continue to register transfers of Transocean Ltd. shares in the share register in its capacity as transfer agent during this period.

QUORUM

Our Articles of Association provide that the presence of shareholders, in person or by proxy, holding at least a majority of all the shares entitled to vote at the time the meeting proceeds to business constitutes a quorum for purposes of convening the 2022 Annual General Meeting and voting on all of the matters described in the notice of meeting. Abstentions and “broker non-votes” will be counted as present for purposes of determining whether the relevant quorums at the meeting are satisfied, so long as the broker has discretion to vote the shares on at least one matter before the 2022 Annual General Meeting.

Transocean 2022   P-17    Proxy Statement

PROXY STATEMENT | INFORMATION ABOUT THE MEETING AND VOTING

VOTES REQUIRED

The following table sets forth the applicable vote standard required to pass each enumerated agenda item:

AGENDA ITEM	DESCRIPTION	RELATIVE MAJORITY(1)	TWO-THIRDS MAJORITY	PLURALITY OF VOTES
1	Approval of the 2021 Annual Report, Including the Audited Consolidated Financial Statements and Audited Statutory Financial Statements for Fiscal Year 2021 of Transocean Ltd.	✓
2	Discharge of the Members of the Board of Directors and Executive Management Team from Liability for Activities During Fiscal Year 2021	✓(2)
3	Appropriation of the Accumulated Loss	✓
4	Renewal of Shares Authorized For Issuance		✓(3)
5	Reelection of 11 Directors			✓(4)(5)
6	Reelection of Chair of the Board of Directors			✓(4)
7	Reelection of Members of the Compensation Committee			✓(4)
8	Reelection of Independent Proxy	✓
9	Appointment of Ernst & Young as Independent Auditor	✓
10	Advisory Vote to Approve Named Executive Officer Compensation	✓(6)
11	Prospective Votes on the Maximum Compensation of the Board of Directors and the Executive Management Team	✓

(1)    Affirmative vote of a simple majority of the votes cast at the 2022 Annual General Meeting on the applicable agenda item. Abstentions, broker non-votes (if any) or blank or invalid ballots are not counted for such purposes and have no impact on the approval of such agenda item.

(2)    Affirmative vote of a simple majority of the votes cast at the 2022 Annual General Meeting on the applicable agenda item. Shares held by members of the Board of Directors and members of the Company’s Executive Management Team are not entitled to vote on this matter and are not counted for this agenda item. Abstentions, broker non-votes (if any) or blank or invalid ballots are not counted for such purposes and have no impact on the approval of such agenda item.

(3)    The affirmative vote of at least two-thirds of the shares represented at the 2022 Annual General Meeting and entitled to vote on that agenda item. An abstention, blank or invalid ballot will have the effect of a vote “AGAINST” this proposal.

(4)    Affirmative vote of a plurality of the votes cast at the 2022 Annual General Meeting. The plurality requirement means that the nominee who receives the largest number of votes for a position as a director, or the Chair or a position on the Compensation Committee, as applicable, is elected to that position. Only votes “FOR” are counted in determining whether a plurality has been cast in favor of a nominee. Abstentions, broker non-votes, blank or invalid ballots are not counted for such purposes and shall have no impact on the election of such nominees. As described later in this proxy statement, our Corporate Governance Guidelines set forth our procedures if a nominee for director is elected but does not receive more votes cast “FOR” than “AGAINST” the nominee’s election.

(5)    Even if a nominee receives a plurality of votes that nominee may not ultimately serve as a director if the nominee does not receive more votes cast “FOR” than “AGAINST” the nominee’s election, and the Company’s Board of Directors accepts the resignation of the nominee pursuant to the Company’s majority vote policy, as described later in this proxy statement.

(6)    The proposal is an advisory vote; as such, the vote is not binding on the Company.

Transocean 2022    P-18    Proxy Statement

PROXY STATEMENT | INFORMATION ABOUT THE MEETING AND VOTING

OUTSTANDING SHARES

As of March 25, 2022, there were 681,055,270 Transocean Ltd. shares deemed to be outstanding, which exclude 73,188,802 shares held by our subsidiary as of such date and any shares issued into treasury after such date. Only registered holders of our shares on April 25, 2022, the record date established for the 2022 Annual General Meeting, are entitled to notice of and to vote at the meeting. Holders of shares on the record date are entitled to one vote for each share held.

VOTING PROCEDURES

A copy of the Notice of Internet Availability of Proxy Materials is being sent to each shareholder registered in Transocean Ltd.’s share register as of the close of business on March 25, 2022. Any additional shareholders who are registered in Transocean Ltd.’s share register as of the close of business on April 25, 2022, but who were not registered in the share register as of March 25, 2022, will receive a copy of the proxy materials, including a proxy card, after April 25, 2022. Shareholders not registered in Transocean Ltd.’s share register as of April 25, 2022, will not be entitled to vote or grant proxies to vote at the 2022 Annual General Meeting.

If you are registered as a shareholder in Transocean Ltd.’s share register as of April 25, 2022, or if you hold shares of Transocean Ltd. in “street name” as of such date, you may grant a proxy to vote on each of the proposals and any modification to any of the proposals or other matter on which voting is permissible under Swiss law and which is properly presented at the meeting for consideration in one of the following ways:

BY INTERNET

Go to www.proxyvote.com 24 hours a day, seven days a week, and follow the instructions. You will need the 12-digit control number that is included in the Notice, proxy card or voting instructions form that is sent to you. The internet system allows you to confirm that the system has properly recorded your voting instructions. This method of submitting voting instructions will be available up until 11:59 p.m. Eastern Daylight Time on Wednesday, May 11, 2022 (5:59 a.m. Swiss time on Thursday, May 12, 2022) unless extended by the Company.

BY TELEPHONE

On a touch-tone telephone, call toll-free +1 (800) 690-6903, 24 hours a day, seven days a week, and follow the instructions. You will need the 12-digit control number that is included in the Notice, proxy card or voting instructions form that is sent to you. As with the internet system, you will be able to confirm that the telephonic system has properly recorded your votes. This method of submitting voting instructions will be available up until 11:59 p.m. Eastern Daylight Time on Wednesday, May 11, 2022 (5:59 a.m. Swiss time on Thursday, May 12, 2022) unless extended by the Company. If you are a holder of record, you cannot vote by telephone.

BY MAIL
Mark, date and sign your proxy card exactly as your name appears on the card and return it by mail to:

Transocean 2022    P-19    Proxy Statement

PROXY STATEMENT | INFORMATION ABOUT THE MEETING AND VOTING

Transocean 2022 AGM Vote Processing		Transocean 2022 AGM Vote Processing
c/o Broadridge		Schweiger Advokatur / Notariat
51 Mercedes Way	or	Dammstrasse 19
Edgewood, NY 11717		6300 Zug
USA		Switzerland

All proxy cards must be received no later than 11:59 p.m. Eastern Daylight Time on Wednesday, May 11, 2022 (5:59 a.m. Swiss time on Thursday, May 12, 2022) unless extended by the Company. Do not mail the proxy card or voting instruction form if you are submitting voting instructions over the internet or by telephone.

YOUR VOTE IS IMPORTANT. We encourage you to submit your voting instructions over the internet, by telephone, or by mail prior to the meeting.

If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee for voting your shares, including whether you may submit voting instructions by mail, telephone or over the internet.

Many of our shareholders hold their shares in more than one account and may receive more than one Notice. To ensure that all of your shares are represented at the 2022 Annual General Meeting, please submit your voting instructions for each account.

Under NYSE rules, brokers who hold shares in street name for customers, such that the shares are registered on the books of the Company as being held by the brokers, have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Proxies submitted by brokers without instructions from customers for these non-routine or contested matters are referred to as “broker non-votes.” The following matters are non-routine matters under NYSE rules:

AGENDA ITEM	DESCRIPTION
2	Discharge of the Members of the Board of Directors and the Executive Management Team from Liability for Activities During Fiscal Year 2021
5	Reelection of 11 Directors
6	Reelection of the Chair of the Board of Directors
7	Reelection of the Members of the Compensation Committee
10	Advisory Vote to Approve Named Executive Officer Compensation
11A	Ratification of the Maximum Aggregate Compensation of the Board of Directors for the Period Between the 2022 Annual General Meeting and the 2023 Annual General Meeting
11B	Ratification of the Maximum Aggregate Compensation of the Executive Management Team for Fiscal Year 2023

If you hold your shares in “street name,” your broker will not be able to vote your shares on the agenda items set forth above and may not be able to vote your shares on other matters at the 2022 Annual General Meeting unless the broker receives appropriate instructions from you. We recommend that you contact your broker to exercise your right to vote your shares.

If you have timely submitted electronic or telephonic voting instructions or a properly executed proxy card, your shares will be voted by the independent proxy according to your instructions. Holders of shares who have timely submitted their proxy but have not specifically indicated how to vote their shares will be deemed to have

Transocean 2022    P-20    Proxy Statement

PROXY STATEMENT | INFORMATION ABOUT THE MEETING AND VOTING

instructed the independent proxy to vote in accordance with the recommendations of the Board of Directors with regard to the items listed in the notice of meeting.

If any modifications to agenda items or proposals identified in this invitation or other matters on which voting is permissible under Swiss law are properly presented at the 2022 Annual General Meeting for consideration, you will be deemed to have instructed the independent proxy, in the absence of other specific instructions, to vote in accordance with the recommendations of the Board of Directors.

As of the date of this proxy statement, the Board of Directors is not aware of any such modifications or other matters to come before the 2022 Annual General Meeting.

You may revoke your proxy card at any time prior to its exercise by taking one of the following actions:

■   submitting a properly completed and executed proxy card with a later date and timely delivering it either directly to the independent proxy or to Vote Processing, c/o Broadridge at the addresses indicated below; or

■   giving written notice of the revocation prior to the meeting to:

Transocean 2022 AGM Vote Processing		Transocean 2022 AGM Vote Processing
c/o Broadridge		Schweiger Advokatur / Notariat
51 Mercedes Way	or	Dammstrasse 19
Edgewood, NY 11717		6300 Zug
USA		Switzerland

If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

As a precaution in connection with the COVID-19 pandemic, the 2022 Annual General Meeting will not take place in the usual format. In accordance with the Swiss Federal Council Ordinance 3 of June 19, 2020, on Measures to Combat the Coronavirus, as amended (the “COVID-19 Ordinance 3”), shareholders will not be permitted to attend the meeting in person. Shareholders and beneficial owners of our shares must therefore exercise their voting rights only by giving voting instructions to the independent proxy or its substitute by internet, telephone, or mail, as described above, or by giving the independent proxy or its substitute proxy card voting instruction, as further described in this proxy statement. We look forward to welcoming shareholders in person at general meetings of shareholders that take place following the 2022 Annual General Meeting, consistent with our long-standing practice prior to the COVID-19 pandemic.

References to “Transocean,” the “Company,” “we,” “us” or “our” include Transocean Ltd. together with its subsidiaries and predecessors, unless the context requires otherwise.

Transocean 2022    P-21    Proxy Statement

AGENDA ITEM 1

Approval of the 2021 Annual Report, Including the Audited Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2021 and the Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2021

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the 2021 Annual Report, including the audited consolidated financial statements of Transocean Ltd. for fiscal year 2021 and the audited statutory financial statements of Transocean Ltd. for fiscal year 2021, be approved.

EXPLANATION

The audited consolidated financial statements of Transocean Ltd. for fiscal year 2021 and the audited Swiss statutory financial statements of Transocean Ltd. for fiscal year 2021 are contained in the 2021 Annual Report, which, along with this proxy statement, are available at: www.deepwater.com by selecting Financial Reports, then Annual and Quarterly Reports in the Investors section dropdown. In addition, these materials will be available for physical inspection at

Transocean Ltd.’s registered office Turmstrasse 30 6312 Steinhausen, Switzerland

Due to the ongoing COVID-19 pandemic, we ask you to abstain from visiting our office and instead request a copy of these materials, which may be obtained without charge by contacting our Corporate Secretary at our registered office or Investor Relations at our offices in the United States, at 1414 Enclave Parkway, Houston, Texas, 77077, USA, telephone number +1 (713) 232-7500.

The 2021 Annual Report also contains information on the Company’s business activities, the Company’s business and financial situation, and the reports of Ernst & Young Ltd, Zurich, the Company’s auditors pursuant to the Swiss Code of Obligations (the “Swiss Code”), on the Company’s consolidated financial statements for fiscal year 2021 and statutory financial statements for fiscal year 2021. In its reports, Ernst & Young Ltd recommended without qualification that the Company’s consolidated financial statements and statutory financial statements for the year ended December 31, 2021, be approved. Ernst & Young Ltd expresses its opinion that the “consolidated financial statements for the years ended December 31, 2021 and 2020, present fairly in all material respects the consolidated financial position of Transocean Ltd. and subsidiaries at December 31, 2021 and 2020, and the consolidated results of operations and cash flows for each of the three years in the period ended December 31, 2021, in accordance with accounting principles generally accepted in the United States and comply with Swiss law.” Ernst & Young Ltd further expresses its opinion and confirms that the statutory financial statements for fiscal year 2021 comply with Swiss law and the Articles of Association of the Company.

Under Swiss law, the annual report, the consolidated financial statements and Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting.

If the shareholders do not approve this proposal, the Board of Directors may call an extraordinary general meeting of shareholders for reconsideration of this proposal by shareholders.

Transocean 2022    P-22    Proxy Statement

AGENDA ITEM 1

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 1.

Transocean 2022    P-23    Proxy Statement

AGENDA ITEM 2

Discharge of the Members of the Board of Directors and the Executive Management Team from Liability for Activities During Fiscal Year 2021

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the members of the Board of Directors and Messrs. Jeremy D. Thigpen, Mark L. Mey, and Keelan I. Adamson, who served as members of our Executive Management Team in 2021, be discharged from liability for activities during fiscal year 2021.

EXPLANATION

As is customary for Swiss corporations and in accordance with Article 698, subsection 2, item 5 of the Swiss Code of Obligations, shareholders are requested to discharge the members of the Board of Directors and our Executive Management Team from liability for their activities during the past fiscal year.

Discharge pursuant to the proposed resolution is only effective with respect to facts that have been disclosed to shareholders (including through any publicly available information, whether or not included in our filings with the SEC) and only binds shareholders who either voted in favor of the proposal or who subsequently acquired shares with knowledge that the shareholders have approved this proposal. In addition, shareholders who vote against this proposal, abstain from voting on this proposal, do not vote on this proposal, or acquire their shares without knowledge of the approval of this proposal, may bring, as a plaintiff, any claims in a shareholder derivative suit within six months after the approval of the proposal. After the expiration of the six-month period, such shareholders will generally no longer have the right to bring, as a plaintiff, claims in shareholder derivative suits against members of the Board of Directors or Executive Management Team with respect to activities during fiscal year 2021.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 2.

Transocean 2022    P-24    Proxy Statement

AGENDA ITEM 3

Appropriation of the Accumulated Loss for Fiscal Year 2021

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the accumulated loss of the Company be carried forward.

APPROPRIATION OF ACCUMULATED LOSS	IN CHF THOUSANDS
Balance brought forward from previous years	(11,115,035)
Net loss of the year	(296,412)
Total accumulated loss	(11,411,447)

APPROPRIATION OF ACCUMULATED LOSS
Balance to be carried forward on this account	(11,411,447)

EXPLANATION

Under Swiss law, the appropriation of available earnings or accumulated loss, as the case may be, as set forth in the Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting. The accumulated loss subject to the vote of the Company’s shareholders at the 2022 Annual General Meeting is the accumulated loss of Transocean Ltd., on a standalone basis.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 3.

Transocean 2022    P-25    Proxy Statement

AGENDA ITEM 4

Renewal of Shares Authorized For Issuance

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that its authority to issue shares using the Company’s authorized share capital be renewed and limited to the issuance of up to 150,848,756 shares, representing approximately 20% of the Company’s issued shares as of March 25, 2022, for a two-year period ending on May 12, 2024.

The proposed amendment to our Articles of Association reflecting this authorization would replace the authorization to issue shares using authorized share capital that was approved by our shareholders at our 2021 Annual General Meeting.

The Board of Directors believes that providing the flexibility to issue shares quickly and opportunistically is a strategic benefit to the Company and that the proposal would more closely align the Company’s authorized share capital with that of its peers, most of whom have received similar or higher authorizations from their respective shareholders.

The proposed amendments to the Articles of Association are included in Annex A.

EXPLANATION

The Board of Directors believes it is advisable for our shareholders to renew the authorization for the Board of Directors to issue up to 150,848,756 shares using the Company’s authorized share capital, always within the limits of NYSE rules, our Articles of Association and the Swiss Code. Approving this proposal would allow the Board of Directors to maintain flexibility to execute transactions and, if appropriate conditions exist, access capital markets by issuing shares in a timely and efficient manner, rather than being subject to the delays and costs associated with calling special shareholder meetings, which could impair the Company’s ability to execute transactions designed to maximize shareholder value during favorable market conditions.

The Swiss Code provides that shareholders may, by amendment to the Articles of Association, authorize the Board of Directors to increase the number of shares issuable using authorized share capital by a maximum amount of 50% of the share capital in issue at the time of the increase for a period of up to two years from the date of the shareholder authorization.

Although the Company is subject to U.S. domestic reporting requirements of the Exchange Act, and our shares are listed on the NYSE and held predominantly by U.S. investors, we are incorporated in Switzerland and therefore subject to the Swiss Code and related laws. Unlike companies incorporated in U.S. or other jurisdictions for whom authorizations to issue new capital with or without a specific purpose is generally not limited by law and does not generally expire, the ability of Swiss-domiciled companies to issue shares using authorized share capital is limited to a maximum of 50% of the total issued share capital existing when approval is obtained from shareholders, and the authorization expires every two years under Swiss law. We have therefore traditionally sought shareholder approval at regular intervals for additional authority to issue shares without a specific purpose, using authorized share capital.

At our 2021 Annual General Meeting, our shareholders authorized us to issue up to 205,702,850 shares using the Company’s authorized share capital for a two year period following the 2021 Annual General Meeting. Consistent with our practice of seeking shareholder approval at regular intervals for authority to issue shares, the proposed amendments to our Articles of Association would replace the authorization to issue shares using authorized share capital that was approved by shareholders at our 2021 Annual General Meeting.

As of March 25, 2022, the issued share capital of the Company consisted of 754,244,072 shares.

The current proposal would permit us to issue up to 150,848,756 additional shares using authorized share capital, or approximately 20% of the Company’s issued share capital until May 12, 2024. All shares under the

Transocean 2022    P-26    Proxy Statement

AGENDA ITEM 4

proposed authorization would be issuable without preemptive rights as provided in our Articles of Association in accordance with the Swiss Code.

We currently do not have plans to issue shares pursuant to the proposed authorization, though we maintain an at-the-market equity offering program (the “ATM Program”) pursuant to which we may issue new shares into the market from time to time. While future issuances could have the effect of diluting existing shareholders’ ownership and voting interests in the Company, we have demonstrated during the recent market downturn our commitment to prudently manage our use of, and access to, capital, including our share capital, as we seek to maximize shareholder value. As part of this commitment, we have issued shares opportunistically from time to time using our currently-existing authorized share capital in connection with our ATM Program. For the year ended December 31, 2021, we sold an aggregate of 36.1 million shares under our ATM Program and received aggregate cash proceeds of approximately $158 million, net of issue costs.

If this Agenda Item is approved, we would seek additional shareholder approval for certain share issuances pursuant to this authorization to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue shares or securities convertible into or exercisable for shares in one or a series of related transactions if such shares equal or will equal 20% or more of the voting power or outstanding shares of the Company at or upon issuance.

NYSE rules also require shareholder approval for an issuance of shares that would result in a change of control of the Company, as well as for share issuances in connection with certain benefit plans or certain related party transactions. Under the Swiss Code and subject to the conditions provided in our Articles of Association, the Board of Directors would be authorized to limit or withdraw the preemptive rights of the existing shareholders in connection with the issuance of shares using authorized share capital.

The proposed authorization to issue shares would expire on May 12, 2024.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 4.

Transocean 2022    P-27    Proxy Statement

AGENDA ITEM 5

Reelection of 11 Directors, Each for a Term Extending Until Completion of the Next Annual General Meeting

NOMINATIONS OF THE BOARD OF DIRECTORS

The Board of Directors has nominated the following candidates for reelection to the Board of Directors of the Company, each for a term extending until completion of the next annual general meeting.

Glyn A. Barker	Frederik W. Mohn
Vanessa C.L. Chang	Edward R. Muller
Frederico F. Curado	Margareth Øvrum
Chadwick C. Deaton	Diane de Saint Victor
Vincent J. Intrieri	Jeremy D. Thigpen
Samuel J. Merksamer

Director Nomination Process

The Board of Directors has designated the Corporate Governance Committee as the committee authorized to consider and recommend nominees for the Board of Directors. The Board of Directors believes that all members of the Corporate Governance Committee meet the applicable NYSE independence requirements.

Our Corporate Governance Guidelines provide that the Corporate Governance Committee should periodically assess the needs of the Company and the Board of Directors, so as to recommend candidates who will advance our goals. In making that assessment, the Corporate Governance Committee has determined that a recommended nominee must have the following minimum qualifications:

■   High professional and personal ethics and values

■   A record of professional accomplishment in his/her chosen field

■   Relevant expertise and experience

■   A reputation, both personal and professional, consistent with our FIRST Shared Values

In addition to these minimum qualifications, the Corporate Governance Committee considers other qualities in nominees that may be desirable. In particular, the Board of Directors is committed to having a majority of independent directors and, accordingly, the Corporate Governance Committee evaluates the independence status of any potential director. The Corporate Governance Committee evaluates whether or not a candidate contributes to the Board of Directors’ overall diversity, the candidate’s contribution to the Board’s existing chemistry and collaborative culture, and whether or not the candidate can contribute positively to the Board’s diverse expertise in environmental, health, safety, industry, sustainability, information security, corporate and business development, investor relations and financial matters. The Corporate Governance Committee also considers whether or not the candidate may have professional or personal experiences and expertise relevant to our business (such as expertise in the industry and in critical health, safety, environmental and sustainability matters) and the Company’s position as the leading international provider of offshore drilling services.

As described above, in accordance with the majority vote provisions of our Corporate Governance Guidelines, the Board of Directors may nominate only those candidates for director who have submitted an irrevocable letter of resignation, which would be effective upon and only in the event that (1) such nominee fails to receive more votes cast “FOR” than “AGAINST” his or her election in an uncontested election and (2) the Board of Directors accepts the resignation. The Board of Directors will also request a statement from any person nominated as a director by anyone other than the Board of Directors as to whether that person will also submit an irrevocable letter of resignation upon the same terms as a person nominated by the Board of Directors. For

Transocean 2022    P-28    Proxy Statement

AGENDA ITEM 5

purposes of our Corporate Governance Guidelines, an uncontested election occurs in an election of directors that does not constitute a contested election, and a contested election occurs when (i) the Secretary of the Company receives a notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for shareholder nominees for director set forth in our Articles of Association and (ii) such nomination has not been withdrawn by such shareholder on or prior to the day next preceding the date the Company first mails its notice of meeting for such meeting to the shareholders.

The Corporate Governance Committee has several methods of identifying Board of Directors candidates. First, the Corporate Governance Committee considers and evaluates annually whether each director nominee is qualified to be nominated for reelection to the Board of Directors. Second, the Corporate Governance Committee requests from time to time that its members and the other Board members identify possible candidates for any vacancies or potential vacancies. Third, the Corporate Governance Committee has the authority to retain one or more executive search firms to aid in its search for potential Board of Directors candidates, interview those candidates and conduct investigations relative to their background and qualifications.

The Corporate Governance Committee considers nominees for director who are recommended by our shareholders. Recommendations may be submitted in writing, along with:

■   The name of and contact information for the candidate;

■   A statement detailing the candidate’s qualifications and business and educational experience;

■   Information regarding the qualifications and qualities described under “Director Nomination Process” above;

■   A signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director;

■   A signed irrevocable letter of resignation from the proposed candidate that, in accordance with our Corporate Governance Guidelines, would be effective upon and only in the event that (1) in an uncontested election, such candidate fails to receive more votes cast “FOR” than “AGAINST” his or her election and (2) the Board of Directors accepts the resignation;

■   A statement that the writer is a shareholder and is proposing a candidate for consideration by the Corporate Governance Committee;

■   A statement detailing any relationship between the candidate and any customer, supplier or competitor of ours;

■   Financial and accounting experience of the candidate, to enable the Corporate Governance Committee to determine whether the candidate would be suitable for Audit Committee membership; and

■   Detailed information about any relationship or understanding between the proposing shareholder and the candidate.

Shareholders may submit nominations to:

Transocean Ltd. Attention: Corporate Secretary Turmstrasse 30 6312 Steinhausen, Switzerland

Unsolicited recommendations must contain all of the information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director. The extent to which the Corporate Governance Committee dedicates time and resources to the consideration and evaluation of any potential nominee brought to its attention depends on the information available to the Corporate Governance Committee about the qualifications and suitability of the individual, viewed in light of the needs of the Board of Directors, and is at the

Transocean 2022    P-29    Proxy Statement

AGENDA ITEM 5

Corporate Governance Committee’s discretion. The Corporate Governance Committee evaluates the desirability for incumbent directors to continue on the Board of Directors following the expiration of their respective terms, taking into account their contributions as Board members and the benefit that results from the increasing insight and experience developed over a period of time. Although the Corporate Governance Committee will consider candidates for director recommended by shareholders, it may determine not to recommend that the Board of Directors, and the Board of Directors may determine not to, nominate those candidates for election to the Board of Directors.

In addition to recommending director nominees to the Corporate Governance Committee, any shareholder may, in compliance with applicable requirements, nominate directors for election at annual general meetings of the shareholders. For more information on this topic, see “Other Matters.”

In connection with the Board of Directors’ periodic review of the skills, experience and diversity of its members, the Board also assesses the appropriateness of its size to determine whether any changes are necessary. The Board of Directors has determined that, should each of the director nominees be elected, the Company will have an appropriate combination of leadership, experience and oversight at this time.

The Board of Directors considers diversity as a key factor in the director nominee selection process. The Board of Directors takes an expansive view of the diversity of its members, with the goal of having directors who bring diverse expertise in environmental, health, safety, industry, sustainability, information security, corporate and business development, investor relations and financial matters and who reflect the global diversity of our workforce, our customers and the cultures in which we operate. We are a multinational company and, as of March 25, 2022, have seven different nationalities represented in our director and executive officer group, and 57 in our global workforce. We have a presence in 21 countries worldwide.

7	57	21

NATIONALITIES	NATIONALITIES	COUNTRIES WORLDWIDE
IN OUR DIRECTOR AND EXECUTIVE OFFICER GROUP	IN OUR GLOBAL WORKFORCE

Board Leadership

The Board of Directors has chosen not to combine the positions of Chief Executive Officer and Chair of the Board. The Board believes that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while our Chair of the Board presides over the Board as the Board provides advice to, and independent oversight of, management and the Company’s operations. The Board recognizes the time, effort, and energy that our Chief Executive Officer is required to devote to his position and the additional commitment the position of Chair of the Board of Directors requires. The Board of Directors believes that having separate positions and having an independent outside director serve as Chair of the Board of Directors is the appropriate leadership structure for us at this time.

Executive Sessions

Our independent directors met in executive session without management at each of the regularly scheduled Board of Directors’ meetings held in 2021. During 2022, the independent directors are again scheduled to meet in executive session at each regularly scheduled Board of Directors’ meeting. The independent directors generally designate the Chair of the Board of Directors to act as the presiding director for executive sessions.

Director Attendance at Annual General Meeting

In light of regulations on preventive measures to combat COVID-19 and related travel restrictions, it is possible that not all of our directors will physically attend the 2022 Annual General Meeting. At the 2021 Annual General Meeting, none of our directors were in physical attendance due to COVID-19-related considerations.

Transocean 2022    P-30    Proxy Statement

AGENDA ITEM 5

VOTING REQUIREMENT TO ELECT NOMINEES

The election of each nominee requires the affirmative vote of a plurality of the votes cast at the 2022 Annual General Meeting. The plurality requirement means that the nominee who receives the largest number of votes for a board seat is elected. Shareholders are entitled to one vote per share for each of the directors to be elected.

We have adopted a majority vote policy in the election of directors as part of our Corporate Governance Guidelines. This policy provides that the Board of Directors may nominate only those candidates for director who have submitted an irrevocable letter of resignation, which would be effective upon and only in the event that (1) such nominee fails to receive more votes cast “FOR” than “AGAINST” his or her election in an uncontested election and (2) the Board of Directors accepts the resignation. If a nominee who has submitted such a letter of resignation does not receive more votes cast for than against the nominee’s election, the Corporate Governance Committee must promptly review the letter of resignation and recommend to the Board of Directors whether to accept the tendered resignation or reject it. The Board of Directors must then act on the Corporate Governance Committee’s recommendation within 90 days following the certification of the shareholder vote. The Board of Directors must promptly disclose its decision regarding whether or not to accept the nominee’s resignation letter in a Form 8-K filed with or furnished to the SEC or other broadly disseminated means of communication. Full details of this policy are set out in our Corporate Governance Guidelines, which are available on our website at: www.deepwater.com by selecting the Governance page in the Investors section dropdown.

The Board of Directors has received from each nominee for election as a director at the 2022 Annual General Meeting listed below an executed irrevocable letter of resignation consistent with these guidelines described above.

The information regarding the nominees presented below is as of March 25, 2022.

Transocean 2022    P-31    Proxy Statement

AGENDA ITEM 5

NOMINEES FOR DIRECTOR

FORMER VICE CHAIR ― U.K.,

PWC LLP

U.K. CITIZEN

Independent

Age: 68

COMMITTEES

Audit

Compensation

Finance

OTHER CURRENT PUBLIC COMPANY BOARDS

Berkeley Group Holdings plc (LON: BKG) (since 2012)

Cornerstone FS plc (AIM: CSFS) (since 2021)

Various Eateries Ltd. (LON: VARE) (since 2020)

GLYN A. BARKER | Director since 2012

CAREER HIGHLIGHTS

Glyn A. Barker served as Vice Chair-U.K. of PricewaterhouseCoopers LLP (PwC) from 2008 to 2011. He was also responsible for PwC's strategy and business development for the geographic areas of Europe, the Middle East, Africa and India. Mr. Barker joined PwC in 1975 and became an audit partner in 1987. He then established PwC's private equity-focused Transactions Services business and led it globally. He joined the Management Board of PwC in the UK as Head of the Assurance Practice in 2002. In 2006, he became U.K. Managing Partner and served in that role until 2008. Mr. Barker is the Chair of Irwin Mitchell Holdings Ltd (since 2012) and the Chair of Tappit Technologies (UK) Ltd (since 2020). He is a director of Berkeley Group Holdings plc (LON: BKG) (since 2012), Various Eateries Ltd. (LON: VARE) (since 2020), and Cornerstone FS plc (AIM: CSFS) (since 2021). Mr. Barker served as director (from 2014 to 2016) and the Chair (from 2015 to 2016) of Transocean Partners LLC, as a director of Aviva plc from 2012 to 2019, and as  a director of Interserve plc from 2016 to 2019. Mr. Barker was Deputy Chair of the English National Opera Company from 2009 to 2016.

EDUCATION

Chartered Accountant

Bachelor of Science, Economics and Accounting, University of Bristol (1975)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Barker should remain on the Board of Directors due to his experience and expertise in:

Accounting & auditing

Finance debt & capital markets

Global international

Information Security

Mergers & acquisitions

Public company governance

Strategy

Transocean 2022    P-32    Proxy Statement

AGENDA ITEM 5

FORMER DIRECTOR AND SHAREHOLDER OF EL & EL INVESTMENTS

CANADIAN AND U.S. CITIZEN

Independent

Age: 69

COMMITTEES

Audit

Compensation

OTHER CURRENT PUBLIC COMPANY BOARDS

Edison International (NYSE: EIX since 2007)

VANESSA C.L. CHANG | Director since 2012

CAREER HIGHLIGHTS

Vanessa C.L. Chang previously served as a Director and shareholder of EL & EL Investments, a privately held real estate investment business, from 1998 to 2018, as the President and Chief Executive Officer of ResolveItNow.com from 2000 until 2002 and was the Senior Vice President of Secured Capital Corp in 1998. From 1986 until 1997, Ms. Chang was the West Coast partner in charge of Corporate Finance for KPMG Peat Marwick LLP. Ms. Chang is a director or trustee of 16 funds advised by the Capital Group and its subsidiaries, nine of which are members of the American Funds family and seven of which are members of Capital Group's Private Client Services (since 2000). Ms. Chang also serves as a director of six ETFs advised and launched by Capital Group in February 2022. She is also a director of Edison International (NYSE: EIX) and its wholly owned subsidiary, Southern California Edison Company (each since 2007). She was also a director of Sykes Enterprises Incorporated from 2016 to 2021, Forest Lawn Memorial Parks Association, a non-profit organization, from 2005 to 2020 and SCO, America, Inc., a non-profit organization, from 2013 to 2019. Ms. Chang is a member of the American Institute of Certified Public Accountants, the California State Board of Accountancy, Women Corporate Directors and the National Association of Corporate Directors.

EDUCATION

Certified Public Accountant (inactive)

Bachelor of Arts, University of British Columbia (1973)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Ms. Chang should remain on the Board of Directors due to her experience and expertise in:

Accounting & auditing

Finance, debt & capital markets

Global international

Human capital management

Information Security

Mergers & acquisitions

Public company governance

Strategy

Sustainability Risk, Reporting and Disclosures

Transocean 2022    P-33    Proxy Statement

AGENDA ITEM 5

FORMER CEO, ULTRAPAR S.A.

BRAZILIAN AND PORTUGUESE CITIZEN

Independent
Age: 60

COMMITTEES

Corporate Governance

Health, Safety, Environment and Sustainability

OTHER CURRENT PUBLIC COMPANY BOARDS

ABB Ltd (NYSE: ABB) (since 2016)

Ultrapar S.A. (NYSE: UGP) (since 2021)

FREDERICO F. CURADO | Director since 2013

CAREER HIGHLIGHTS

Frederico F. Curado served as the Chief Executive Officer of Ultrapar S.A. (NYSE: UGP) from 2017 to 2021, and previously served as President and Chief Executive Officer of Embraer S.A. (NYSE: ERJ) from 2007 to 2016. He joined Embraer in 1984 and served in a variety of management positions during his career, including Executive Vice President, Airline Market from 1998 to 2007 and Executive Vice President, Planning and Organizational Development from 1995 to 1998. Mr. Curado has been a director of Ultrapar since 2022 and a director of ABB Ltd. (NYSE: ABB) since 2016. Mr. Curado was a member of the Executive Board of the ICC―International Chamber of Commerce from 2013 to 2018, a director of Iochpe-Maxion S.A. from 2015 to 2017, the President of the Brazilian Chapter of the Brazil-United States Business Council from 2011 to 2016, a member of Brazil's National Council for Industrial Development from 2011 to 2016, and had been a director of the Smithsonian National Air and Space Museum from 2014 to 2017.

EDUCATION

Executive Master’s in Business Administration, University of São Paulo, Brazil (1997)
Bachelor of Science degree, Mechanical-Aeronautical Engineering, Instituto Tecnológico de Aeronáutica in Brazil (1983)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends that Mr. Curado should remain on the Board due to the following:

■   His leadership as the chair of our Health, Safety, Environment and Sustainability (HSES) Committee, formed by more than 30 years in the highly regulated aerospace industry, providing critical cross-industry perspectives on ways to continue to improve our HSES practices;

■   His expertise in the oil and gas industry in Brazil, which is one of our key markets;

■   His exemplary preparation for, attendance at, and engagement in, Board of Directors and committee meetings;

■   His commitment to best practices in governance, executive compensation, shareholder engagement, and sustainability, as evidenced by our numerous improvements in those areas since he joined the Board of Directors; and

■   His experience and expertise in:

Accounting & auditing

Finance, debt & capital markets

Global international, especially Brazilian business and governance sectors

Human capital management

Legal & compliance

Mergers & acquisitions

Oil & gas (including oilfield services)

Operations & engineering

Public company CEO

Public company governance

Safety & environment

Strategy

Sustainability Risk, Reporting and Disclosures

Technology, research & development

Lastly, Mr. Curado retired from his position as Chief Executive Officer of Ultrapar S.A. in December 2021 as part of that company’s previously-announced succession plans. Mr. Curado joined the Ultrapar S.A. board in September 2021.

Transocean 2022    P-34    Proxy Statement

AGENDA ITEM 5

FORMER EXECUTIVE CHAIR AND CEO, BAKER HUGHES INCORPORATED U.S. CITIZEN Independent Age 69 OTHER CURRENT PUBLIC COMPANY BOARDS Marathon Oil Corporation (NYSE: MRO) (since 2014)

CHADWICK C. DEATON | Director since 2012

CAREER HIGHLIGHTS

Mr. Deaton served as Executive Chair of Baker Hughes Incorporated from 2012 to 2013, prior to which he served as Chair and Chief Executive Officer since 2004. He began his career with Schlumberger in 1976 and served in a variety of international capacities, including as Executive Vice President, Oilfield Services from 1998 to 1999 and as a Senior Advisor from 1999 until 2001. From 2002 until 2004, Mr. Deaton was the President, Chief Executive Officer and Director of Hanover Compressor Company. Mr. Deaton is a director of Marathon Oil Corporation (NYSE: MRO) (since 2014). Mr. Deaton previously was a director of Air Products and Chemicals, Inc. from 2010 to 2022, and Carbo Ceramics Inc. (from 2013 to 2020; and previously from 2004 to 2009). He is a member of the Society of Petroleum Engineers (since 1980) and has served on its Industrial Advisory Council. He is also a director of the University of Wyoming Foundation, Ucross Foundation, a non-profit research and development lab for the arts, and of the Houston Achievement Place. Mr. Deaton served as co-chair of the Wyoming Governor’s Task Force for the build out of the University of Wyoming’s new Engineering and Applied Sciences Center. He was a member of the National Petroleum Council (from 2007 to 2013).

EDUCATION

Bachelor of Science degree, Geology, University of Wyoming (1976)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Deaton should remain on the Board of Directors due to his significant experience and expertise in:

Finance, debt & capital markets

Global international

Human capital management

Legal & compliance

Mergers & acquisitions

Oil & gas (including oilfield services)

Operations & engineering

Public company CEO

Public company governance

Safety & environment

Strategy

Technology, research & development

Transocean 2022    P-35    Proxy Statement

AGENDA ITEM 5

FOUNDER AND CEO, VDA CAPITAL MANAGEMENT LLC

U.S. CITIZEN

Independent

Age 65

COMMITTEES

Corporate Governance

Finance

OTHER CURRENT PUBLIC COMPANY BOARDS

Hertz Global Holdings, Inc. (NASDAQ: HTZ) (since 2014)

VINCENT J. INTRIERI | Director since 2014

CAREER HIGHLIGHTS

Mr. Intrieri is the Founder and CEO of VDA Capital Management LLC, a private investment fund founded in January 2017. Mr. Intrieri was previously employed by Carl C. Icahn-related entities in various investment-related capacities from 1998 to 2016. From 2008 to 2016, Mr. Intrieri served as Senior Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages private investment funds. In addition, from 2004 to 2016, Mr. Intrieri was a Senior Managing Director of Icahn Onshore LP, the general partner of Icahn Partners LP, and Icahn Offshore LP, the general partner of Icahn Partners Master Fund LP, entities through which Mr. Icahn invests in securities. Mr. Intrieri is a director of Hertz Global Holdings, Inc. (NASDAQ: HTZ) (since 2014). Mr. Intrieri previously served as a director of Navistar International Corporation from 2012 until 2021, Energen Corporation from March 2018 until November 2018, Conduent Incorporated from 2017 to 2018, Chesapeake Energy Corporation from 2012 to 2016, CVR Refining, GP, LLC, the general partner of CVR Refining, LP, from 2012 to 2014, Ferrous Resources Limited from 2015 to 2016, Forest Laboratories Inc. from 2013 to 2014, CVR Energy, Inc. from 2012 to 2014, Federal-Mogul Holdings Corporation from 2007 to 2013, Icahn Enterprises L.P. from 2006 to 2012, and was Senior Vice President of Icahn Enterprises L.P. from 2011 to 2012. Mr. Intrieri was also a director of Dynegy Inc. from 2011 to 2012, and Chair and a director of PSC Metals Inc. from 2007 to 2012. He served as a director of Motorola Solutions, Inc. from 2011 to 2012, XO Holdings from 2006 to 2011, National Energy Group, Inc. from 2006 to 2011, American Railcar Industries, Inc. from 2005 to 2011, WestPoint Home LLC from 2005 to 2011, and as Chair and a director of Viskase Companies, Inc. from 2003 to 2011. Ferrous Resources Limited, CVR Refining, CVR Energy, American Railcar Industries, Federal-Mogul, Icahn Enterprises, XO Holdings, National Energy Group, WestPoint Home, Viskase Companies and PSC Metals each are or previously were indirectly controlled by Carl C. Icahn. Mr. Icahn also has or previously had a noncontrolling interest in Dynegy, Hertz, Forest Laboratories, Navistar, Chesapeake Energy, Motorola Solutions and Transocean through the ownership of securities.

EDUCATION

Certified Public Accountant (inactive)

Bachelor of Science degree, with Distinction, Accounting, The Pennsylvania State University (Erie Campus) (1984)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Intrieri should remain on the Board of Directors due to his significant experience and expertise in:

Accounting & auditing

Finance, debt & capital markets

Global international

Human capital management

Mergers & acquisitions

Oil & gas (including oilfield services)

Public company governance

Safety & environment

Strategy

Technology, research & development

Transocean 2022    P-36    Proxy Statement

AGENDA ITEM 5

PARTNER, SOFTBANK INVESTMENT ADVISERS

U.S. CITIZEN

Independent

Age 41

COMMITTEES

Compensation

Finance

OTHER CURRENT PUBLIC COMPANY BOARDS

Autostore Holdings Ltd. (OSE: AUTO) (since 2021)

EQRX (NASDAQ: EQRX) (since 2021)

SAMUEL J. MERKSAMER | Director since 2013

CAREER HIGHLIGHTS

Mr. Merksamer is a Partner at SoftBank Investment Advisers and a Managing Director at SB Management, an affiliate of SoftBank. He was previously a co-founder of Caligan Partners, L.P., an investment firm, from 2017-2019. He was a Managing Director of Icahn Capital LP, a subsidiary of Icahn Enterprises L.P., from 2008 to 2016. From 2003 until 2008, Mr. Merksamer was an analyst at Airlie Opportunity Capital Management. Mr. Merksamer is a director of Autostore Holdings Ltd. (OSE: AUTO) (since 2021) and EQRX (NASDAQ: EQRX) (since 2021). He previously served as a director of American International Group, Inc. from 2016 to 2018, Hertz Global Holdings, Inc. from 2014 to 2017, Navistar International Corporation from 2012 to 2017, Cheniere Energy Inc. from 2015 to 2017, Transocean Partners from 2014 to 2016, Hologic Inc. from 2013 to 2016, Talisman Energy Inc. from 2013 to 2015, Ferrous Resources Limited from 2012 to 2016, CVR Refining, GP, LLC, the general partner of CVR Refining, LP, from 2012 to 2014, CVR Energy, Inc. from 2012 to 2014, American Railcar Industries, Inc. from 2011 to 2013, Dynegy Inc. from 2011 to 2012, Viskase Companies, Inc. from 2010 to 2013, Federal-Mogul Holdings Corporation from 2010 to 2014, and PSC Metals Inc. from 2009 to 2012. Ferrous Resources Limited, CVR Refining, CVR Energy, American Railcar Industries, Federal-Mogul, Viskase Companies and PSC Metals are each indirectly controlled by Carl C. Icahn. Mr. Icahn also has or previously had a noncontrolling interest in Dynegy, Hologic, Talisman Energy, Navistar, Hertz, Cheniere Energy, Transocean Ltd., Transocean Partners and American International Group, Inc. through the ownership of securities.

EDUCATION

A.B. degree, Economics, Cornell University (2002)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Merksamer should remain on the Board of Directors due to his experience and expertise in:

Accounting & auditing

Finance, debt & capital markets

Mergers & acquisitions

Public company governance

Strategy

Transocean 2022    P-37    Proxy Statement

AGENDA ITEM 5

OWNER AND MANAGING DIRECTOR, PERESTROIKA; FORMER DIRECTOR AND CHAIR, SONGA OFFSHORE SE

NORWEGIAN CITIZEN

Independent

Age 44

COMMITTEES

Audit

Health, Safety, Environment and Sustainability

OTHER CURRENT PUBLIC COMPANY BOARDS

EMGS ASA (OSE: EMGS) (since 2021)

FREDERIK W. MOHN | Director since 2018

CAREER HIGHLIGHTS

Mr. Mohn has served as a director of the Company since 2018 when Transocean acquired Songa Offshore SE. Previously, Mr. Mohn served as a director of Songa Offshore SE from 2013 to 2014, and as Chair of the Songa Board from 2014 to 2018. Mr. Mohn is the sole owner and managing director of Perestroika, a Norwegian investment company with investments in oil and gas, shipping, infrastructure, real estate development and financial services. Mr. Mohn currently serves as the Chair of the Board of EMGS ASA (OSE: EMGS) (since 2021). He also currently serves on the board of directors of the following private companies: Viken Crude AS, Gjettumgrenda AS, Fornebu Sentrum Holding AS, Fornebu Sentrum Utvikling AS and Høvik Stasjonsby AS og KS. Mr. Mohn previously served as a director of Dof ASA, a Norwegian shipping company, from August 2017 to October 2019 and as a director of Fjord 1, a Norwegian transport company from August 2017 to December 2019. From 2011 to 2013, Mr. Mohn served as managing director of the worldwide family business Frank Mohn AS, a supplier of pumping systems to the oil and gas industry.

EDUCATION

Bachelor of Science degree, Royal Holloway, University of London (2001)

KEY QUALIFICATIONS AND EXPERTISE

Mr. Mohn served as the Chair of the Board of Songa Offshore SE prior to Transocean’s acquisition of that company in 2018. The Board of Directors recommends Mr. Mohn should remain on the Board of Directors due to his knowledge and experience as the former Chair of the Board of Songa Offshore SE and his expertise in:

Accounting & auditing

Finance, debt & capital markets

Global international

Mergers & acquisitions

Oil & gas (including oilfield services)

Public company governance

Safety & environment

Strategy

Transocean 2022    P-38    Proxy Statement

AGENDA ITEM 5

FORMER CHAIR, CEO, AND PRESIDENT GENON ENERGY, INC.; AND FORMER VICE CHAIR, NRG ENERGY, INC.

U.S. CITIZEN

Independent

Age 69

COMMITTEES

Corporate Governance

Finance

OTHER CURRENT PUBLIC COMPANY BOARDS

AeroVironment, Inc. (NASDAQ: AVAV) (since 2013)

EDWARD R. MULLER | Director since 2008

CAREER HIGHLIGHTS

Mr. Muller served as a director of GlobalSantaFe Corporation from 2001 to 2007 and of Global Marine, Inc. from 1997 to 2001. Mr. Muller served as Vice Chair of NRG Energy, Inc. (NYSE: NRG) after the merger of NRG Energy, Inc. with GenOn Energy, Inc. from 2012 until 2017. Prior to the merger, he served as GenOn Energy, Inc.’s Chair and Chief Executive Officer (since 2010) and President (since 2011). Mr. Muller previously served as Chair, President and Chief Executive Officer of Mirant Corporation from 2005 to 2010 when Mirant Corporation merged with RRI Energy, Inc. to form GenOn Energy, Inc. Mr. Muller currently serves as the chair of three start-ups: Concrete AI, Inc., since 2021, CarbonBuilt, Inc. since 2020, and SeaChange Inc., since 2020 and has served as a director of AeroVironment, Inc. (NASDAQ: AVAV) since 2013. Before becoming a private investor from 2000 until 2005, Mr. Muller served as President and Chief Executive Officer of Edison Mission Energy, a wholly owned subsidiary of Edison International, from 1993 until 2000. During his tenure, Edison Mission Energy was engaged in developing, owning and operating independent power production facilities worldwide. Since 2004, Mr. Muller has been a trustee of the Riverview School and twice served as its Chair, a position he held from 2008 to 2012 and from 2015 to 2018. Since 2019, Mr. Muller has served as the Chair of the advisory board of the UCLA Institute for Carbon Management.

EDUCATION

Law degree, Yale Law School (1976)

Bachelor of Arts degree, Dartmouth College (1973)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Muller, an attorney by education, should remain on the Board of Directors due to his extensive experience and expertise in:

Accounting & auditing

Finance, debt & capital markets

Global international

Legal & compliance

Mergers & acquisitions

Public company CEO

Public company governance

Safety & environment

Strategy

Transocean 2022    P-39    Proxy Statement

AGENDA ITEM 5

TRANSOCEAN LTD. CITIZEN 46

 Thigpen is President and Chief Executive Officer and a director of the Company since 2015. Mr. Thigpen served as Senior Vice President and Chief Financial Officer at National Oilwell Varco, Inc. (NYSE: NOV) from 2012 to 2015. During his tenure at National Oilwell Varco, Mr. Thigpen spent five years from 2007 to 2012 as the company’s President of Downhole and Pumping Solutions business, and four years from 2003 to 2007 as President of its Downhole Tools group. He also served in various management and business development capacities, including Director of Business Development and Special Assistant to the Chair for National Oilwell Varco.

recommends Mr. Thigpen should serve an additional term. The Board of Directors believes that it is important for the Chief Executive Officer of the Company to serve on the Board of Directors, as it ensures an efficient flow of information between the Board of Directors and executive management. In addition, Mr. Thigpen has substantial industry experience and a competitive perspective, which assists the Board of Directors in considering strategic decisions for the Company.

FORMER EXECUTIVE VICE PRESIDENT FOR EQUINOR DEVELOPMENT AND PRODUCTION BRAZIL

NORWEGIAN CITIZEN

Independent

Age 63

COMMITTEES

Audit

Health, Safety, Environment and Sustainability

OTHER CURRENT PUBLIC COMPANY BOARDS

FMC Corporation (NYSE: FMC) (since 2016)

Harbour Energy (OTCPK: ENGH) (since 2021)

Technip FMC (NYSE: FTI) (Paris: FTI) (since 2020)

MARGARETH ØVRUM | Director since 2021

CAREER HIGHLIGHTS

Ms. Øvrum served as Executive Vice President of Equinor ASA, Development and Production Brazil until 2021 when she retired after nearly 40 years with Equinor. Her tenure at Equinor included working as President, Equinor Brazil from 2018 to 2020; Executive Vice President of Technology, Projects and Drilling from 2011 to 2018; Executive Vice President, Technology and New Energy for Statoil Hydro from 2007 to 2011; Executive Vice President of Technology and Projects from 2004 to 2007 and Executive Vice President of Health, Safety and the Environment during 2004. Ms. Øvrum began her career in 1982 at Equinor in Strategic Analysis, Production and Maintenance and within a decade became the first female platform manager of the company’s oldest fields in the North Sea. Ms. Øvrum currently serves on the board of directors of FMC Corporation (NYSE: FMC) since 2016, Technip FMC (NYSE: FTI) (PARIS: FTI) since 2020 and Harbour Energy (OTCPK: ENGH) since 2021. She also serves on the board of a private company: Fjordbase Holding since 2021. Ms. Øvrum previously served as a director of Alfa Laval AB from 2015 to 2019, Atlas Copco AB from 2008 to 2017 and Ratos AB from 2009 to 2014.

EDUCATION

Master of Science Technical Physics, Norwegian Technical University (1981)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Ms. Øvrum should remain on the Board of Directors due to her experience and expertise in:

Global international

Human capital management

Information Security

Mergers & acquisitions

Oil & gas (including oilfield services)

Operations & engineering

Public company governance

Safety & environment

Strategy

Sustainability Risk, Reporting and Disclosures

Technology, research & development

Transocean 2022    P-40    Proxy Statement

AGENDA ITEM 5

FORMER GENERAL COUNSEL AND COMPANY SECRETARY, ABB LTD.

FRENCH CITIZEN

Independent
Age 67

COMMITTEES

Audit

Health, Safety, Environment and Sustainability

OTHER CURRENT PUBLIC COMPANY BOARDS

Imperial Brands PLC (LSE: IMB)

DIANE DE SAINT VICTOR | Director since 2020

CAREER HIGHLIGHTS

Ms. de Saint Victor previously served as ABB Ltd.’s Company Secretary, a position she vacated in March 2020, and as ABB Ltd.’s General Counsel and Company Secretary from 2007 to 2019. During this time, Ms. de Saint Victor also served as the vice Chair of the Board of Directors of ABB Asea Brown Boveri Ltd. Prior to joining ABB, she served as a Senior Vice President and General Counsel of Airbus Group from 2004 to 2006 and from 2003 to 2004 as a Vice President and General Counsel at SCA Hygiene Products. She spent a decade working at Honeywell, beginning in 1993 as the General Counsel Europe for the company. Her final two years with Honeywell were spent working as the company’s Vice President and General Counsel International. Earlier in her career, Ms. de Saint Victor worked for General Electric and as counsel for a law firm. She currently serves as a director of Imperial Brands PLC (LSE: IMB) (since 2021), Natixis SA (since 2009) and C&A, a private company (since 2021). Ms. de Saint Victor previously served on the boards of ABB India Limited from 2019 to 2020, Altran Technologies SA France from 2019 to 2020 and Barclays PLC, where she was a member of the audit and reputation committees from 2013 to 2017, and the American Chamber of Commerce in France from 2017 to 2019. Ms. de Saint Victor is a member of Women Corporate Directors, the American Bar Association and the International Bar Association.

EDUCATION

D.E.A. (L.L.M. equivalent) in Business Law from Paris Law School (1977)

D.E.A. (L.L.M. equivalent) in International Law from Paris Law School (1976)

Admitted to the Paris Bar in 1975

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Ms. de Saint Victor should remain on the Board of Directors due to her experience and expertise in:

Global international

Human Capital Management

Information Security

Legal & compliance

Mergers & acquisitions

Public company governance

Safety & Environment

Strategy

Sustainability Risk, Reporting and Disclosures

Transocean 2022    P-41    Proxy Statement

AGENDA ITEM 5

CHIEF EXECUTIVE OFFICER, TRANSOCEAN LTD. U.S. CITIZEN Age 47

JEREMY D. THIGPEN | Director since 2015

CAREER HIGHLIGHTS

Mr. Thigpen is Chief Executive Officer and a director of the Company since 2015, and served as President until February 2022. Mr. Thigpen served as Senior Vice President and Chief Financial Officer at National Oilwell Varco, Inc. (NYSE: NOV) from 2012 to 2015. During his tenure at National Oilwell Varco, Mr. Thigpen spent five years from 2007 to 2012 as the company’s President of Downhole and Pumping Solutions business, and four years from 2003 to 2007 as President of its Downhole Tools group. He also served in various management and business development capacities, including Director of Business Development and Special Assistant to the Chair for National Oilwell Varco.

EDUCATION

Program for Management Development, Harvard Business School (2001)

Bachelor of Arts degree, Economics and Managerial Studies, Rice University (1997)

KEY QUALIFICATIONS AND EXPERTISE

The Board of Directors recommends Mr. Thigpen should serve an additional term. The Board of Directors believes that it is important for the Chief Executive Officer of the Company to serve on the Board of Directors, as it ensures an efficient flow of information between the Board of Directors and executive management. In addition, Mr. Thigpen has substantial industry experience, as well as proven leadership and experience in strategic transactions, finance, operational and management matters, industry and community relations initiatives, and he brings a competitive perspective, all of which assists the other members of the Board of Directors in considering strategic decisions for the Company.

RECOMMENDATION The Board of Directors recommends you vote FOR the reelection of these candidates as directors.

Transocean 2022    P-42    Proxy Statement

SKILLS AND EXPERIENCE MATRIX FOR INDEPENDENT DIRECTOR NOMINEES

BUSINESS OR PROFESSIONAL EXPERIENCE AND SKILLS	Glyn A. Barker	Vanessa C.L. Chang	Frederico F. Curado	Chadwick C. Deaton	Vincent J. Intrieri	Samuel Merksamer	Frederik W. Mohn	Edward R. Muller	Margareth Øvrum	Diane de Saint Victor	# OUT OF 10
Accounting & Auditing	✓	✓	✓		✓	✓	✓	✓		✓	8
Finance, Debt & Capital Markets	✓	✓	✓	✓	✓	✓	✓	✓			8
Multinational Company	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Human Capital Management		✓	✓	✓	✓				✓	✓	6
Information Security	✓	✓							✓	✓	4
Legal & Compliance			✓	✓				✓		✓	4
Mergers & Acquisitions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Oil & Gas (Including Oilfield Services)			✓	✓	✓		✓		✓		5
Operations & Engineering			✓	✓					✓		3
Public Company CEO			✓	✓				✓			3
Public Company Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Safety & Environment			✓	✓	✓		✓	✓	✓	✓	7
Strategy	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	10
Sustainability Risk, Reporting & Disclosures		✓	✓						✓	✓	4
Technology, Research & Development			✓	✓	✓				✓		4

Transocean 2022    P-43    Proxy Statement

Backgrounds and Attributes of Our Independent Director Nominees

All members of our Board of Directors are highly qualified with proven records of excellence and success. In addition to their credentials and experience, we value the thought leadership and varied perspectives that a diverse board brings to our business execution and have purposefully improved gender, ethnic and national representation of our Board. The following provides an overview of the backgrounds of our non-executive directors.

Transocean 2022    P-44    Proxy Statement

AGENDA ITEM 6

Reelection of the Chair of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting

NOMINATION OF THE BOARD OF DIRECTORS

Pursuant to the Minder Ordinance and our Articles of Association, the authority to elect the Chair of the Board of Directors is vested with the general meeting of shareholders. The term of office of the Chair of the Board of Directors is the same as the other directors’ terms and extends until completion of the next annual general meeting. The Chair elected at the 2022 Annual General Meeting will have the powers and duties as provided for in our Articles of Association and organizational regulations.

Upon the recommendation of the Corporate Governance Committee, the Board of Directors nominates Chadwick C. Deaton for reelection by the shareholders as the Chair of the Board of Directors. Mr. Deaton has served on the Board since May 2012 and as Board Chair since 2019. Prior to his election as Chair of the Board of Directors by our shareholders at the 2019 Annual General Meeting, Mr. Deaton served as Chair of the Board’s Health Safety Environment and Sustainability Committee and as a member of the Corporate Governance Committee. Mr. Deaton’s biographical information may be found above under Agenda Item 5.

RECOMMENDATION The Board of Directors recommends a vote FOR the reelection of the nominee for the Chair of the Board of Directors.

Transocean 2022    P-45    Proxy Statement

AGENDA ITEM 7

Reelection of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting

NOMINATIONS OF THE BOARD OF DIRECTORS

Pursuant to the Minder Ordinance and our Articles of Association, the authority to elect the members of the Compensation Committee of the Board of Directors is vested with the general meeting of shareholders. The term of office of the members of the Compensation Committee is the same as the other directors’ term and extends until completion of the next annual general meeting.

Upon the recommendation of the Corporate Governance Committee, the Board of Directors has nominated for election by the shareholders at the 2022 Annual General Meeting

Glyn A. Barker

Vanessa C.L. Chang

Samuel J. Merksamer

as members of the Compensation Committee of the Board of Directors. Biographical information regarding the nominees may be found above under Agenda Item 5.

RECOMMENDATION The Board of Directors recommends a vote FOR the reelection of the nominees of the Compensation Committee of the Board of Directors.

Transocean 2022    P-46    Proxy Statement

AGENDA ITEM 8

Reelection of the Independent Proxy for a Term Extending Until Completion of the Next Annual General Meeting

Pursuant to the Minder Ordinance and our Articles of Association, the authority to elect the independent proxy is vested with the general meeting of shareholders. The independent proxy elected at the 2022 Annual General Meeting will serve as independent proxy at the 2023 Annual General Meeting and at any extraordinary general meeting of shareholders of the Company that may be held prior to the 2023 Annual General Meeting.

The Board of Directors has nominated for election as independent proxy Schweiger Advokatur / Notariat, Dammstrasse 19, 6300 Zug, Switzerland. Schweiger Advokatur / Notariat was elected at the 2021 Annual General Meeting to serve as independent proxy at the 2022 Annual General Meeting and any extraordinary general meeting of shareholders of the Company held prior to the 2022 Annual General Meeting. Schweiger Advokatur/Notariat confirmed to the Company that it possesses the required independence to fulfill its mandate.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 8.

Transocean 2022    P-47    Proxy Statement

AGENDA ITEM 9

Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2022 and Reelection of Ernst & Young Ltd, Zurich, as the Company’s Auditor for a Further One-Year Term

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that Ernst & Young LLP be appointed as Transocean Ltd.’s independent registered public accounting firm for the fiscal year 2022 and that Ernst & Young Ltd, Zurich, be elected as Transocean Ltd.’s auditor pursuant to the Swiss Code of Obligations for a further one-year term, commencing on the day of election at the 2022 Annual General Meeting and terminating on the day of the 2023 Annual General Meeting.

Representatives of Ernst & Young Ltd will participate in the 2022 Annual General Meeting, will have the opportunity to make a statement and will be available to respond to questions you may ask. Please submit any questions you may have to the Corporate Secretary prior to the 2022 Annual General Meeting. Information regarding the fees paid by the Company to Ernst & Young appears below.

RECOMMENDATION The Board of Directors recommends a vote FOR this Agenda Item 9.

FEES PAID TO ERNST & YOUNG

Audit fees for Ernst & Young LLP and its affiliates for each of the fiscal years 2021 and 2020 and audit-related fees, tax fees and total of all other fees for services rendered in 2021 and 2020 are as follows:

	AUDIT FEES(1)	AUDIT-RELATED FEES(2)	TAX FEES	TOTAL OF ALL OTHER FEES(3)
	U.S. $	U.S. $	U.S. $	U.S. $
Fiscal year 2021	4,674,009	502,049	-	1,485
Fiscal year 2020	4,996,805	429,771	-	2,138

(1)    The audit fees include those associated with our annual audit, reviews of our quarterly reports on Form 10-Q, statutory audits of our subsidiaries, services associated with documents filed with the SEC and audit consultations.

(2)    The audit-related fees include services in connection with accounting consultations, employee benefit plan audits and attest services related to financial reporting.

(3)    All other fees were for other publications and subscription services.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

The Audit Committee pre-approves all auditing services, review or attest engagements and permitted non-audit services to be performed by our independent registered public accounting firm. The Audit Committee has considered whether the provision of services rendered in 2021 other than the audit of our financial statements and reviews of quarterly financial statements was compatible with maintaining the independence of Ernst &

Transocean 2022    P-48    Proxy Statement

AGENDA ITEM 9

Young LLP and determined that the provision of such services was compatible with maintaining such independence.

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services performed by the independent registered public accounting firm. The policy requires advance approval by the Audit Committee of all audit and non-audit work; provided, that the Chair of the Audit Committee may grant pre-approvals of audit or non-audit work, so long as such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. Unless the specific service has been previously pre-approved with respect to the 12-month period following the advance approval, the Audit Committee must approve a service before the independent registered public accounting firm is engaged to perform the service. The Audit Committee has given advance approval for specified audit, audit-related, tax and other services for 2022. Requests for services that have received this pre-approval are subject to specified fee or budget restrictions, as well as internal management controls.

Transocean 2022    P-49    Proxy Statement

AGENDA ITEM 10

Advisory Vote to Approve Named Executive Officer Compensation For Fiscal Year 2022

PROPOSAL OF THE BOARD OF DIRECTORS

At the Company’s 2017 Annual General Meeting, the Company’s shareholders supported the Board of Directors’ recommendation to hold an advisory vote on executive compensation every year for the Company’s Named Executive Officers. As a result, the Board of Directors determined that the Company will hold an advisory vote on executive compensation once every year until the next required vote on the frequency of shareholder votes on compensation of Named Executive Officers of the Company, which in accordance with applicable law, will occur no later than the Company’s annual general meeting of shareholders in 2023. Accordingly, and as required by Section 14A of the Exchange Act, the Company is providing its shareholders the opportunity to vote on an advisory basis to approve the compensation of the Company’s Named Executive Officers.

The Board of Directors recommends that you vote for the approval of the compensation of the Named Executive Officers as described in this proxy statement.

Accordingly, you may vote on the following resolution:

RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosure in the proxy statement for the Company’s 2022 Annual General Meeting is hereby APPROVED.

Our compensation program for our Named Executive Officers is designed to reward performance that creates long-term value for the Company’s shareholders through the following features, which are discussed in more detail in our Compensation Discussion and Analysis:

■	Annual cash bonuses based on performance as measured against pre-determined performance goals;	■

A share ownership policy that requires our executive officers to build and maintain an appropriate equity stake in the Company to further align our executive officers’ interests with the long-term interests of our shareholders;

■	A compensation mix weighted toward long-term incentives to allow our Named Executive Officers to participate in the long-term growth and profitability of the Company;	■

Hedging and pledging policies that prohibit any of our executive officers from hedging or pledging our shares or holding derivative instruments tied to our shares, other than derivative instruments issued by us; and

■

Long-term incentives include performance share units that vest based upon (1) the Company’s EBITDA margin; and (2) the Company’s total shareholder return compared to the companies in our performance peer groups;

■

The Incentive Compensation Recoupment Policy, a clawback policy that allows the Company to recover or adjust incentive compensation to the extent the Compensation Committee determines that payments or awards have exceeded the amount that would otherwise

■	Median pay positioning for target performance, above median pay for above target performance, and below median pay for below target performance;

have been received due to a restatement of our financial results or if the Compensation Committee determines that an executive has engaged in, or has knowledge of and fails to prevent or disclose, fraud or intentional misconduct pertaining to any financial reporting requirements or in cases of violations of our Code of Integrity.

The vote on this proposal is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our

Transocean 2022    P-50    Proxy Statement

AGENDA ITEM 10

shareholders. Following the 2022 Annual General Meeting, we will consider our shareholders’ feedback and the Compensation Committee will evaluate whether any actions are necessary to address this feedback.

RECOMMENDATION

The Board of Directors recommends that you vote FOR approval of the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosure in this proxy statement.

Transocean 2022    P-51    Proxy Statement

AGENDA ITEM 11

Prospective Vote on the Maximum Compensation of the Board of Directors and the Executive Management Team

11A	Ratification of the Maximum Aggregate Amount of Compensation of the Board of Directors for the Period Between the 2022 Annual General Meeting and the 2023 Annual General Meeting.

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the shareholders ratify an amount of $4,121,000 as the maximum aggregate amount of compensation of the Board of Directors for the period between the 2022 Annual General Meeting and the 2023 Annual General Meeting.

EXPLANATION

As required by our Articles of Association and the Minder Ordinance, the shareholders are provided the opportunity to vote on the maximum aggregate amount of compensation that can be paid or granted to the members of the Board of Directors for the period between the 2022 Annual General Meeting and the 2023 Annual General Meeting (the “2022/2023 Term”). The shareholder vote is binding.

DIRECTORS’ COMPENSATION PRINCIPLES

The general principles of the compensation for our Board of Directors are described in article 29b of our Articles of Association.

We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on our Board of Directors. Our directors’ compensation consists of:

■   cash retainers and

■   grants of restricted share units

Set forth below is an overview of the non-employee director compensation elements for the term of office between the 2020 Annual General Meeting and the 2021 Annual General Meeting (the “2020/2021 Term”), and the term of office between the 2021 Annual General Meeting and the 2022 Annual General Meeting (the

Transocean 2022    P-52    Proxy Statement

AGENDA ITEM 11

“2021/2022 Term”). Additionally, the compensation elements currently contemplated for the 2022/2023 Term are also provided:

	TERM OF OFFICE
	2020/2021 Term	2021/2022 Term	2022/2023 Term
	(U.S.$)	(U.S.$)	(U.S.$)
CASH RETAINERS
Non-employee chair	275,000	275,000	275,000
Non-employee vice chair	250,000	250,000	250,000
Non-employee directors (other than the chair and the vice chair)	100,000	100,000	100,000
Additional retainer for committee chair:
Audit Committee	35,000	35,000	35,000
Compensation Committee	20,000	20,000	20,000
Corporate Governance Committee, Finance Committee, and Health, Safety, Environment and Sustainability Committee	10,000	10,000	10,000
TARGET VALUE OF RESTRICTED SHARE UNITS
Non-employee chair	275,000	275,000	275,000
Non-employee vice chair	210,000	210,000	210,000
Non-employee directors (other than the chair and the vice chair)	210,000	210,000	210,000

A more detailed description of the compensation principles currently in effect for our Board of Directors can be found under “Board Meetings and Committees—Director Compensation Strategy.” The actual amounts paid to each member of the Board of Directors for fiscal year 2021 are disclosed under “2021 Director Compensation” and in our Swiss Compensation Report under the caption “Board of Directors’ Compensation.”

PROPOSAL FOR RATIFICATION OF MAXIMUM AGGREGATE AMOUNT

The Board of Directors proposes that the shareholders ratify an amount of $4,121,000 as the maximum aggregate amount of compensation that the Company may pay to the Board of Directors for the 2022/2023 Term.

The proposed aggregate maximum amount has been calculated based on the directors’ compensation elements as outlined above and represents no change from the maximum aggregate amount of compensation for the prior seven Terms since the Minder Ordinance was first implemented for the 2015/2016 Term; all of which were approved by shareholders.

The total compensation paid to the Board of Directors for the 2021/2022 Term was $3,373,005, which is below the $4,121,000 previously approved by shareholders at the 2021 Annual General Meeting.

RECOMMENDATION The Board of Directors recommends that you vote FOR this Agenda Item 11A.

Transocean 2022    P-53    Proxy Statement

AGENDA ITEM 11

11B	Ratification of the Maximum Aggregate Amount of Compensation of the Executive Management Team for Fiscal Year 2023.

PROPOSAL OF THE BOARD OF DIRECTORS

The Board of Directors proposes that the shareholders ratify an amount of $26,000,000 as the maximum aggregate amount of compensation of the Executive Management Team for fiscal year 2023.

EXPLANATION

As required by our Articles of Association and the Minder Ordinance, our shareholders are provided the opportunity to vote on the maximum aggregate amount of compensation that can be paid or granted to the members of the Executive Management Team for fiscal year 2023. The shareholder vote is binding.

EXECUTIVE MANAGEMENT TEAM COMPENSATION PRINCIPLES

The general principles of the compensation for the Executive Management Team are described in article 29b of our Articles of Association.

We use a combination of cash and equity compensation to attract, motivate and retain leaders from the global executive talent market within and outside our highly competitive industry and to achieve our objective of pay and performance alignment by delivering the vast majority of our Executive Management Team’s compensation opportunity as performance-based, ‘at-risk’ compensation. Our Executive Management Team’s compensation consists of:

■   base salary,

■   annual performance bonus,

■   long-term incentives, which may be comprised of grants of restricted share units, performance share units, performance cash and stock options, and

■   other compensation, including Company contributions to savings plans, pension plans, and life insurance premiums.

Our Executive Management Team is comprised of our Chief Executive Officer, our President and Chief Operating Officer and our Chief Financial Officer.

For a detailed description of our compensation principles currently in effect for the Executive Management Team (and our other Named Executive Officers who are not members of the Executive Management Team), please refer to the section of this proxy statement under the caption: “Compensation Discussion and Analysis.” We recommend that our shareholders read our Articles of Association and the Compensation Discussion and Analysis to understand our Executive Management Team compensation principles and process when considering this proposal. The actual amounts paid to each member of the Executive Management Team for fiscal years 2019-2021 are disclosed in this proxy statement under the caption: “Executive Compensation—Summary Compensation Table,” and for fiscal years 2020 and 2021 in our Swiss Compensation Report under the caption: “Executive Management Team Compensation.”

In addition to this binding vote on maximum Executive Management Team compensation, shareholders have had the opportunity since 2011 under U.S. law, subject to an advisory vote by shareholders and a determination by the Board of Directors as to the frequency of such opportunity, to cast a retrospective advisory vote to approve the compensation paid to our Named Executive Officers (including our Executive Management Team

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members) for the fiscal year preceding the annual general meeting. Since 2011, our shareholders have consistently expressed their support for the Company’s executive compensation principles, and for the prior five fiscal years the shareholder approval levels have been 96% or higher. Our shareholders are again provided the opportunity to cast a retrospective advisory vote to approve the compensation paid to our Named Executive Officers (including our Executive Management Team members) for fiscal year 2021, as is explained in detail in Agenda Item 10.

The proposed maximum aggregate amount of compensation for the Executive Management Team for fiscal year 2023 is derived substantially from the Company’s executive compensation program receiving strong historical shareholder support as noted above. Consistent with the Company’s historical practice in setting executive compensation, as reflected in the Compensation Discussion and Analysis, we do not anticipate that the aggregate amount actually paid to our Executive Management Team members for fiscal year 2023 will be at the proposed maximum aggregate amount.

PROPOSAL FOR RATIFICATION OF MAXIMUM AGGREGATE AMOUNT

The Board of Directors proposes that the shareholders ratify an amount of $26,000,000, excluding employer-paid social taxes, as the maximum aggregate amount of compensation of the Executive Management Team for fiscal year 2023. This amount is the maximum amount that the Company can pay or grant to its members of the Executive Management Team for fiscal year 2023, subject to the authority of the Board of Directors to grant or pay a “supplementary amount” pursuant to article 29c of our Articles of Association without additional shareholder ratification to persons who newly assume an Executive Management Team function after the prospective vote at the 2022 Annual General Meeting.

The proposed maximum aggregate amount of compensation for fiscal year 2023 is based on our estimated compensation levels and represents an increase of approximately 8% to the maximum aggregate amount of compensation for fiscal year 2022. This is the first proposed increase to the maximum aggregate amount of compensation since the Minder Ordinance was first implemented for fiscal year 2016, and is in consideration of potential future wage growth as supported by various economic indicators and compensation benchmark trends.

Shareholder approval is based on the maximum aggregate amounts that could be payable in accordance with our compensation principles as set out in the Compensation Discussion and Analysis. Therefore, actual aggregate amounts paid to our Executive Management Team members for fiscal year 2023 will fall within the range that may be payable. Although historical compensation paid to our Executive Management Team, as disclosed in the Swiss Compensation Report, has been less (2021: $22,281,161) than the maximum amount payable (2021: $24,000,000), we request our shareholders approve the proposed maximum aggregate amount in order to comply with our Articles of Association and to ensure that the authorized compensation is set at a level that allows us to honor the compensation obligations under our compensation program and plans if the Executive Management Team or its individual members deliver superior performance and achieve all of the performance objectives at maximum performance level.

Actual compensation paid to the Executive Management Team in 2023 will be disclosed in the proxy statement for our 2024 Annual General Meeting and the Swiss Compensation Report for fiscal year 2023.

RECOMMENDATION The Board of Directors recommends that you vote FOR this Agenda Item 11B.

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CORPORATE GOVERNANCE

WE ARE COMMITTED TO UPHOLDING HIGH STANDARDS OF CORPORATE GOVERNANCE AND BUSINESS CONDUCT AND BELIEVE THAT OUR ACTIONS HAVE REFLECTED OUR LONG-STANDING ADHERENCE TO THOSE HIGH STANDARDS.

■   We annually review and, as necessary, update our Corporate Governance Guidelines and our Code of Integrity.

■   We conduct online mandatory training for our employees and officers on our Code of Integrity and other relevant compliance topics.

■   We also require all of our officers and managerial and supervisory employees to certify compliance with our Code of Integrity each year and to proactively report any non-compliance they may discover.

■   Management and the Board of Directors solicit and are responsive to shareholder feedback that informs our governance practices.

The Corporate Governance Committee of the Board of Directors evaluates the Company’s and the Board of Directors’ governance practices and formally reviews, at least annually, all committee charters, with recommendations from the various committees of the Board of Directors, and the Board of Directors’ governance principles. The Corporate Governance Committee receives updates at each meeting regarding new developments in the corporate governance arena. Our Corporate Governance Guidelines and committee charters also require, among other things, that each committee and the Board of Directors annually conduct a self-evaluation of their own performance. The evaluation provides an opportunity for an assessment of each member of the Board of Directors.

Director Share Holding Requirement

Non-Management Director	5x Annual Cash Retainer

Chief Executive Officer	6x Base Pay

We have equity ownership guidelines for directors that require each current non-management director to acquire and retain a number of our shares and/or restricted units at least equal in value to an amount five times the director’s annual cash retainer. Each new director is required to acquire and retain such number of shares, and/or restricted units during his or her initial five years as a director. Jeremy D. Thigpen, our Chief Executive Officer, is subject to separate officer share ownership guidelines providing for a more stringent requirement of six times his base pay. In connection with such ownership requirement, the Board of Directors currently grants restricted share units to each of our non-management directors. See Compensation Discussion and Analysis for more information about these guidelines.

Restrictions on Pledging, Hedging and Margin Accounts

Pursuant to our Insider Trading Policy, employees, officers and directors are restricted from pledging, hedging or holding shares in a margin account.

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Governance Documents

Our current governance documents may be found on our website at: www.deepwater.com by selecting the Governance page in the Investors section dropdown. Among the information you can find there is the following:

Articles of Association	Organizational Regulations	Corporate Governance Guidelines
Audit Committee Charter	Corporate Governance Committee Charter	Compensation Committee Charter
Finance Committee Charter	Health, Safety, Environment and Sustainability Committee Charter	Mission Statement
FIRST Shared Values	Code of Integrity	Gender Pay Gap Regulations
Modern Slavery and Human Trafficking Statement	Tax Principles Statement	Human Rights Policy
Sustainability Report	HSE Policy	Quality Policy

Information contained on our website is not part of this proxy statement.

Sustainability

The success of our business is predicated upon the value we deliver to our customers, our shareholders and our stakeholders. As a business in the energy industry, we must operate with integrity, discipline and an unconditional respect for our people, our communities and our planet. Our Senior Vice President, Human Resources, Sustainability and Communications partners with our other functional leadership to manage and execute our sustainability program, including investments in:

■   Technologies that improve the safety, reliability and efficiency of our assets and to reduce the impact our operations have on the environment.

■   Safety and training programs and tools to protect our people, assets and the environments in which we operate.

■   Recruiting, developing, retaining and motivating the industry’s most talented and diverse workforce.

■   Benefits to support employee health and well-being and financial security.

■   Programs to support the global communities in which we operate.

Importantly, the Board has primary responsibility for oversight of our Sustainability program through its Health, Safety, Environment and Sustainability (HSES) Committee. This Committee receives quarterly updates from members of senior management on the Company’s key environmental, safety and related metrics, and sustainability-related risks. The Board of Directors and Company management continue to monitor our sustainability practices and update policies and procedures, as appropriate, in order to maintain our high standards and achieve organizational goals.

As our approach to sustainability has matured, we recognized the need to update our materiality assessment and goals and initiated a comprehensive review of our program in 2021. After conducting a thorough stakeholder assessment, we sought feedback from key internal and external stakeholders to identify and confirm the key sustainability material issues for our Company, which were then benchmarked against our peers in the energy and maritime industries. Based upon the results of the assessment, we updated our materiality matrix and instituted our 2030 Sustainability Goals to address the topics of highest priority to our stakeholders and business.

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The goals were reviewed and approved by the Company’s executive leadership team and the Board of Directors. Progress toward these goals will be shared in our next Sustainability Report. We have added a metric into our determination of executive compensation that is linked to progress toward achievement of these goals, highlighting the importance that our Board of Directors and Company management place in operating responsibly and sustainably. For more information on the incorporation of a Sustainability metric into our annual incentive plan, please see our “Compensation, Discussion and Analysis.”

We will continue to monitor our governance and sustainability practices and update policies and procedures, as appropriate, in order to maintain our high standards.

For more information on our sustainability efforts, please see our most recent sustainability report on our website by selecting the Sustainability, Health, Safety and Environment page from the “About” tab on deepwater.com and scrolling down to the sustainability report.

Environmental Stewardship

At Transocean, our approach to managing and minimizing our environmental impact and lowering our carbon footprint is driven by our pursuit of ever-greater operational efficiency and our continued focus on innovative technology to improve safety. Our President and Chief Operating Officer administers our Environmental Management System (“EMS”), which applies to all Transocean facilities onshore and offshore. These policies govern our management of waste, water and other resources in our facilities, aid in our compliance with all regulatory requirements, and guide our assessment of our environmental performance. Our EMS, paired with our Operations Management System, sets forth the standards and processes for how our teams identify, consider and mitigate potential environmental impacts when planning and executing our operations. Through vessel maintenance and consistent adherence to our policies, our teams deliver safe, reliable and responsible operations – protecting each other and the environment.

Our Workforce and Our Community

Diversity, Equity and Inclusion

Our aim is to recruit, develop, and retain the best workforce in the offshore drilling industry. As a company with an international operational and customer base, we view the diversity of our workforce as a key factor in our success. We endeavor to provide those who work at Transocean with an inclusive, supportive, safe and respectful environment in which they can flourish personally and professionally. We periodically assess our workplace and adapt our practices and policies to ensure that our approach reflects contemporary norms and meets the needs and expectations of current and future talent.

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Safety

Our safety vision is to conduct our operations in an incident-free workplace, all the time, everywhere. Underpinning this vision is our robust company management system, which details the policies and tools employed by our teams to complete their work safely, efficiently and effectively. In 2021, our company TRIR of 0.26 was in line with our prior year’s performance, demonstrating the consistency of our execution and prioritization of safety in all of our operations. We extended our safety program to focus more on leading indicators of safety performance, and in particular, pre-task discussions internally branded as “Hold the Zero” conversations. In tracking the frequency and quality of these conversations, our HSE advisors have been able to proactively provide additional coaching and support to our offshore rig teams during task planning, and we are seeing positive trends in our safety performance, such as a decline in the severity of incidents.

For more information on our safety performance, please see our Compensation Discussion and Analysis.

Training

Our offshore Competency Assurance Management System is accredited by the Offshore Petroleum Industry Training Organization (“OPITO”) and ensures that every employee and contractor working offshore is equipped to gauge the skills and competencies needed to perform the assigned role. Competency Assessment Programs and training requirements are specified on our corporate training matrix, which is reviewed and approved by our internal training board annually. Personnel are regularly trained in accordance with our matrix and assessed to ensure they maintain the knowledge needed to safely and effectively complete their jobs. Compliance with the training matrix is managed and tracked to ensure that all employee skillsets and competencies remain current.

We address training requirements in an effective and pragmatic manner through a variety of mechanisms, including formal training courses, e-learning, virtual training simulations and supervised on-the-job training modules. To facilitate training during the pandemic, we prioritized the use of virtual and on-demand courses, reducing the need for travel and in-person formats. As pandemic travel restrictions have eased, we have maintained remote options and started to reintroduce in-person formats. Our training simulators at our Houston facility enhance crew education on the management of complex drilling scenarios and advanced well control techniques, and they facilitate the assessment of the competencies and knowledge of our crews in a zero risk environment.

Social Responsibility/Community Partnership

We embrace our role as a global corporate citizen, and we aim to positively impact communities where we live and operate. Our investments continue to focus around education, health and well-being and environmental conservation and restoration.

Industry Leadership

As an industry leader, we are mindful of our responsibility in influencing and setting the standards that guide best practices. We continue to actively participate on committees and in events sponsored by:

■   American Petroleum Institute

■   Center for Offshore Safety

■   International Association of Drilling Contractors

■   National Ocean Industries Association

■   Oilfield Energy Center

■   Society of Petroleum Engineers

■   Offshore Energies UK (formerly OGUK)

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■   Women Offshore

Data Privacy and Information Security

Transocean’s safety culture includes a commitment to maintaining the security of both personal and business data. We have established protocols and technology focused on maintaining the privacy of personal information disclosed to us by employees, their families and other sources. We are also committed to maintaining the security and integrity of personal data regarding contractors, directors, shareholders and customers.

In addition, our safety culture extends to our digital assets. We maintain strong information security, cybersecurity principles and governance support to protect our rigs and the data processed throughout every aspect of our enterprise. Our Audit Committee meets bi-annually with the Company’s Chief Information Officer and Director of Cybersecurity to review any material cybersecurity matters that may affect the Company. Our principles and technologies enhance the resiliency of our operations and protect our business moving forward.

Risk Management

Executive management is responsible for the day-to-day management of the risks we face, while our Board of Directors, as a whole and through its various committees, has responsibility for the oversight of risk management for the Company. Through the Board of Directors’ oversight role and review of management’s active role, the directors seek to ensure that (1) the risk management processes designed and implemented by management (as more particularly described below) are adapted to and integrated with the Company’s corporate strategy, (2) that those processes are functioning as designed, and (3) that steps are taken to foster a culture in which each employee understands his or her impact on the assessment and management of risk, his or her responsibility for acting within appropriate limits, and his or her ultimate accountability.

The Company has an enterprise risk management process and framework, which includes an Executive Risk Management Committee and a risk committee working group. The Executive Risk Management Committee is composed of members of senior management, including our Chief Executive Officer and other members of management in key functions and selected divisions of the Company. The duties of the Executive Risk Management Committee include the following:

■   reviewing and approving appropriate changes to the Company’s policies and procedures regarding risk management;

■   identifying and assessing operational, commercial, strategic, financial, information security, cybersecurity, macroeconomic and geopolitical risks facing the Company;

■   identifying risks and taking corrective actions, if appropriate; monitoring key indicators to assess the effectiveness and adequacy of the Company’s risk management activities; and

■   communicating with the Board of Directors at least once a year with respect to risk management.

The Executive Risk Management Committee and/or members of management present a report on risk management activities to the Board of Directors at least annually. The risk committee working group identifies risks facing the Company, makes an assessment of each risk, identifies preventive and mitigating controls and then makes recommendations for improvement opportunities to the Board of Directors or our Chief Executive Officer, as appropriate. Our management and Board of Directors continue to assess and respond to various risks that affect our industry, our company and our employees, including public health issues such as COVID-19, market fluctuations among commodities and the costs and accessibility of goods and services procured throughout our supply chain.

Compensation and Risk

We regularly assess risks related to our compensation programs, including our executive compensation programs. The Compensation Committee reviews information and solicits input from an independent

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compensation consultant regarding compensation factors, which could mitigate or encourage excessive risk-taking. In its review in 2021, the Compensation Committee considered the attributes of our programs, including the metrics used to determine incentive awards, the weight of each metric, the timing and processes for setting performance targets and validating results, the performance measurement periods and time horizons, the total mix of pay and the maximum compensation and incentive award payout opportunities. Based on the Committee’s assessment, the Committee believes that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse change on the Company.

Independence of Board Members

Our Corporate Governance Guidelines require that at least a majority of the members of the Board of Directors meet the independence standards set by the NYSE. In order to meet the NYSE’s independence standards, a member of the Board of Directors must not have a relationship with the Company that falls within certain objective categories established by the NYSE. In addition, the Board of Directors must then affirmatively determine, with respect to each director and nominee, that he or she did not otherwise have a material relationship with the Company. There is no family relationship between any of our directors.

The Board of Directors has determined that its current members and nominees, with the exception of Jeremy D. Thigpen (the Company’s Chief Executive Officer), are independent and meet the applicable independence standards set by the NYSE, the SEC and our guidelines. Additionally, our Compensation, Audit and Corporate Governance Committees are composed solely of directors who meet the applicable NYSE and SEC independence standards for membership on these committees, including the enhanced independence standards required for Compensation and Audit Committee, as applicable.

In making its independence determinations, the Board of Directors considered the fact that certain directors, as described below, are or within the past three years have been directors or officers of, or have had relationships with, companies with which we conduct business in the ordinary course.

The Board of Directors also considered the transactions with these companies and believes they were on arm’s-length terms that were reasonable and competitive.

■   Mr. Barker’s son was a Transaction Services strategy consultant at PwC UK, an assurance, advisory and tax services firm that provides services to the Company, but is not the Company’s independent registered public accounting firm. Mr. Barker’s son left PwC in January 2019, and at no time did his son directly or indirectly, provide any services to the Company or any of its affiliates. His son never worked within a division of PwC that provided any services to the Company or any of its affiliates. Moreover, Mr. Barker’s son was not a partner or principal of PwC, but was instead one of more than 250,000 persons employed by PwC worldwide. Further, the Company’s relationship with PwC predates both the Company’s relationship with Mr. Barker and PwC’s relationship with Mr. Barker’s son.

■   Since 2016, Mr. Curado has been a non-executive director of ABB Ltd, from which the Company has purchased rig-related services and equipment.

■   Mr. Curado’s son began working in GE’s corporate audit department in 2017. GE sold its interest in Baker Hughes in 2019 and his son continues to work as a finance manager for Baker Hughes. His son-in-law works as an engineer for Mitsubishi Industries. GE, Baker Hughes and Mitsubishi Industries provide services or products to the Company.

■   From 2010 to 2022, Mr. Deaton served as a non-executive director of Air Products and Chemicals, Inc., from which the Company rented and purchased rig-related products and equipment. Mr. Deaton chose not to stand for re-election to Air Products and Chemical Inc.’s board in 2022.

■   From 2007 to 2019, Ms. de Saint Victor was General Counsel and Company Secretary of ABB Ltd. She continued as Company Secretary of ABB Ltd. until March 31, 2020. From 2019 until April 29, 2020, Ms. de Saint Victor served as a director and member of the audit committee of ABB India Limited.

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■   Until January 10, 2020, Ms. de Saint Victor’s brother-in-law was managing director and controlled a majority of the voting interests in Groupe Bourbon, from whom the Company has purchased offshore supply services.

■   As of March 25, 2021, Mr. Mohn was the beneficial owner of approximately 80.8 million Company shares (including approx. 34.6M shares issuable upon exchange of $213,367,000 aggregate principal amount of 2.5% Senior Guaranteed Exchangeable Bonds due 2027), corresponding to approximately 11.87% of the Company’s outstanding shares. The Board of Directors evaluated Mr. Mohn’s overall beneficial ownership of shares and Exchangeable Bonds and concluded that his ownership of shares and Exchangeable Bonds is not a material relationship that would affect his independence or service as a director of the Company, and that he meets the standards for independence adopted by the SEC and the NYSE.

■   Ms. Øvrum served as Executive Vice President of Equinor ASA, Development and Production Brazil until January 2021 when she retired after nearly 40 years with the company. Equinor, whose largest shareholder is the Government of Norway with 67% of its issued and outstanding shares, is one of our largest customers. Equinor accounted for approximately 30% of our consolidated operating revenues for the year ended December 31, 2021.

Accordingly, the Board of Directors concluded that the relationships described above have no effect on the independence of these directors. Because of our extensive operations, transactions and director relationships, transactions of this nature are expected to take place in the ordinary course of business in the future.

Board Retirement

Pursuant to our Corporate Governance Guidelines, each member of our Board of Directors must retire from the Board at the annual general meeting following his or her 75th birthday or after he or she has served on the Board of Directors for 15 years, whichever occurs first.

Executive and Director Compensation Process

Our Compensation Committee has established an annual process for reviewing and establishing executive compensation levels. An outside consultant, Pay Governance LLC, retained by the Compensation Committee has provided the Compensation Committee with relevant market data and alternatives to consider in determining appropriate compensation levels for each of our executive officers. Pay Governance has served as the Compensation Committee’s outside consultant since February 2011. Our Chief Executive Officer also assists the Compensation Committee in the process of setting the compensation for other executives. For a more thorough discussion of the roles, responsibilities and process we use for setting executive compensation, see “Compensation Discussion and Analysis.”

Director compensation is set by the Board of Directors upon a recommendation from the Compensation Committee. Since 2015, director compensation is also subject to shareholder approval at the Company’s annual general meetings. Each calendar year, the Compensation Committee reviews the compensation paid to our directors to be certain that it is competitive in attracting and retaining qualified directors. Pay Governance LLC, has gathered data regarding director compensation at (1) certain similar size companies in the general industry, as well as (2) the same peer group of companies generally utilized in the consideration of executive compensation, as set forth in the Compensation Discussion and Analysis. In February 2020, the Board of Directors approved a Compensation Committee recommendation to reduce the total annual compensation of the Chair of the Board by $100,000, and following its consideration of market data from 2021, the Compensation Committee expects to recommend a further reduction of approximately 20% to the Chair of the Board’s total annual compensation effective immediately following the 2022 Annual General Meeting.

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Process for Communication by Shareholders and Interested Parties with the Board of Directors

The Board of Directors has established a process whereby interested parties may communicate with the Board of Directors and/or with any individual director. Interested parties, including shareholders, may send communications in writing, addressed to the Board of Directors or an individual director, to:

Transocean Ltd. Attention: Corporate Secretary Turmstrasse 30 6312 Steinhausen, Switzerland

The Corporate Secretary will forward these communications, as appropriate, to the addressee depending on the facts and circumstances outlined in the communication. The Board of Directors has directed the Corporate Secretary not to forward certain items, such as: spam, junk mailings, product inquiries, resumes and other forms of job inquiries, surveys and business solicitations. Additionally, the Board of Directors has advised the Corporate Secretary not to forward material that is illegal or threatening, but to make the Board of Directors aware of such material, and may request it be forwarded, retained or destroyed at the Board of Directors’ discretion.

Policies and Procedures for Approval of Transactions with Related Persons

The Board of Directors has a written policy with respect to related person transactions pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction in which:

(1)   the Company is a participant,

(2)   any related person has a direct or indirect material interest, and

(3)   the amount involved exceeds U.S. $120,000, but excludes any transaction that does not require disclosure under Item 404(a) of Regulation S-K. The Audit Committee, with assistance from the Company’s General Counsel, is responsible for reviewing, approving and/or ratifying any related person transaction.

To identify related person transactions, each year we distribute and require our directors and executive officers to complete questionnaires identifying transactions with us in which the executive officer or director or their immediate family members have an interest. Quarterly, our directors and executive officers must re-affirm in writing that the information previously provided in their questionnaires remains accurate and complete, and provide updates regarding any related person relationships that may have arisen. Our Code of Integrity further requires that an executive officer inform the Company when the executive officer’s private interest interferes or appears to interfere in any way with our interests. In addition, the Board of Directors’ Corporate Governance Guidelines require that a director must immediately inform the Board of Directors or the Chair of the Board of Directors in the event that a director believes he or she has an actual or potential conflict with our interests. Furthermore, under our Organizational Regulations, a director must disclose and abstain from voting with respect to matters that feature unresolved conflicts of interest.

Under our related persons transaction policy, the Audit Committee considers all relevant facts and circumstances available, including the related persons involved, their relationship to the Company, their interest and role in the transaction, the proposed terms of the transaction (including expected aggregate value and value to be derived by the related person), the benefits to the Company, the availability to the Company of alternative means or transactions to obtain like benefits and the terms that would prevail in a similar transaction with an unaffiliated third party. For related person transactions that do not receive prior approval from the Audit Committee, the transactions are submitted to the Audit Committee to consider all relevant facts and circumstances and, based on its conclusions, evaluate all options, including, but not limited to, ratification,

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amendment or termination of the transaction. Since the beginning of 2021, there were no related person transactions where such policies and procedures were not followed.

Certain Relationships and Related Party Transactions

In connection with our acquisition of Songa Offshore, Mr. Mohn acquired beneficial ownership of U.S. $355,813,000 aggregate principal amount of Transocean Inc.’s 0.5% Exchangeable Senior Bonds due 2023, including exchangeable bonds acquired by Perestroika AS (an entity affiliated with Mr. Mohn) as part of our private exchange offers undertaken to refinance certain of Songa Offshore’s previously outstanding indebtedness. These exchangeable bonds bear interest at an annual rate of 0.5%, payable semiannually, and are exchangeable into shares of Transocean Ltd. at any time at the option of the holder. In connection with our acquisition of Songa Offshore, we also entered into a registration rights agreement with certain affiliates of Asia Research & Capital Management and Perestroika AS, each of whom is one of our significant shareholders. This registration rights agreement provides them with certain customary registration rights over the exchangeable bonds they received as part of our private exchange offers undertaken to refinance certain of Songa Offshore’s previously outstanding indebtedness and, in the case of Perestroika AS, any shares and exchangeable bonds that Perestroika AS received in the acquisition as a former shareholder of Songa Offshore or that it may acquire in the future. In August 2020, we completed a private exchange of U.S. $355,611,000 aggregate principal amount of Transocean Inc.’s 0.5% Exchangeable Bonds owned by Mr. Mohn, including exchangeable bonds owned by Perestroika AS, for U.S. $213,367,000 million original principal amount of Transocean Inc’s 2.5% Exchangeable Bonds. These exchangeable bonds bear interest at an annual rate of 2.5%, payable semiannually, and are exchangeable into shares of Transocean Ltd. In connection with the completion of this private exchange, we also entered into an amendment to the existing registration rights agreement with Perestroika AS to reflect, among other things, that certain of the Company’s shares issuable upon the exchange of the 2.5% Exchangeable Bonds will be subject to registration rights.

Ms. Øvrum served as Executive Vice President of Equinor ASA, Development and Production Brazil until she retired in 2021 after nearly 40 years with the company. Equinor, whose largest shareholder is the Government of Norway with 67% of its issued and outstanding shares, is one of our largest customers. Equinor accounted for approximately 30% of our consolidated operating revenue during 2021.

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BOARD MEETINGS AND COMMITTEES

During 2021, the Board of Directors of Transocean Ltd. held four meetings. The Board of Directors and the committees of the Board of Directors met at least once a quarter, and the quarterly meetings generally occurred over a period of two days. Each of our directors attended 100% of the meetings following his or her election, including meetings of committees on which the director served.

The Board of Directors has the following standing committees: Audit, Compensation, Finance, Corporate Governance, and Health, Safety, Environment and Sustainability. As noted above, the charters for these committees may be found on our website at: www.deepwater.com by selecting the Governance page in the Investors section dropdown. In addition, the Board of Directors may from time to time form special committees to consider particular matters that arise. Following the 2022 Annual General Meeting, the Board expects to complete its annual review of committee assignments.

COMMITTEES FOR 2021 AGM to 2022 AGM
DIRECTOR	INDEPENDENT	AUDIT	COMPENSATION	FINANCE	CORPORATE GOVERNANCE	HEALTH, SAFETY, ENVIRONMENT AND SUSTAINABILITY
Glyn A. Barker	✓
Vanessa C.L. Chang	✓
Frederico F. Curado	✓
Chadwick C. Deaton	✓
Vincent J. Intrieri	✓
Samuel J. Merksamer	✓
Frederik W. Mohn	✓
Edward R. Muller	✓
Margareth Øvrum	✓
Diane de Saint Victor	✓
Jeremy D. Thigpen
MEETINGS IN 2021		8	4	4	4	4

Committee Chair	Committee Member	Audit Committee financial expert (SEC and NYSE)	✓	Independent, as determined by the Board of Directors in accordance with applicable rules and regulations

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AUDIT COMMITTEE | Meetings in 2021: 8

MEMBERS

Vanessa C.L. Chang

Glyn A. Barker

Frederik W. Mohn

Margareth Øvrum

Diane de Saint Victor

The Board of Directors requires that all members of the Audit Committee meet the financial literacy standard required under the NYSE rules and that at least one member qualifies as having accounting or related financial management expertise under the NYSE rules. In addition, the SEC has adopted rules requiring that we disclose whether or not the Audit Committee has an “audit committee financial expert” as a member. An “audit committee financial expert” is defined as a person who, based on his or her experience, possesses all of the following attributes:

■   An understanding of generally accepted accounting principles and financial statements;

■   The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

■   Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth of complexity of accounting issues that are generally comparable to the breadth and level of complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities;

■   An understanding of internal control over financial reporting; and

■   An understanding of audit committee functions.

The person must have acquired such attributes through one or more of the following:

■   Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

■   Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

■   Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

■   Other relevant experience.

The Board of Directors has reviewed the criteria set by the NYSE and SEC and determined that each of the current members of the Audit Committee is “financially literate” and four of the members qualify as “audit committee financial experts.” In addition, the Board of Directors has determined that all of the current members of the Audit Committee qualify under NYSE rules as having accounting or related financial management expertise.

Mr. Barker is a chartered accountant, served as an audit partner in an accounting firm and served as the Vice Chair-U.K. of PricewaterhouseCoopers LLP from 2008 to 2011.

Ms. Chang was previously partner in charge of Corporate Finance for KPMG Peat Marwick LLP.

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CORPORATE GOVERNANCE

Mr. Mohn is the sole owner and managing director of Perestroika, a Norwegian investment company, and served previously as a director of Songa Offshore SE, Chair of the Songa Board and as managing director of Frank Mohn AS.

Ms. Øvrum was previously Executive Vice President of Equinor ASA, Development and Production Brazil until 2021 when she retired after nearly 40 years with Equinor.

Ms. de Saint Victor previously served as ABB Ltd.'s General Counsel and Company Secretary from 2007 to 2019. She previously was a director at Barclays PLC, where she was a member of the audit and reputation committees from 2013 to 2017.

In addition to Ms. Chang’s membership on the Audit Committee, she also serves on the audit committees of certain funds advised by the Capital Group of Companies, Inc. and its subsidiaries. In accordance with applicable NYSE rules, the Board of Directors has determined that Ms. Chang’s service on the audit committees of these funds does not impair her ability to effectively serve on the Company’s Audit Committee.

Finally, NYSE rules restrict directors who have relationships with the Company that may interfere with the exercise of their independence from management and the Company from serving on the Audit Committee. We believe that the members of the Audit Committee have no such relationships and are therefore independent for purposes of NYSE rules.

PRIMARY RESPONSIBILITIES

The responsibilities of the Audit Committee include, among others, the following:

■   Review at least annually, together with management, the Company’s ESG disclosures and the adequacy and effectiveness of internal controls related to such disclosures;

■   Recommend the selection, retention and termination of our independent registered public accountants and our auditor pursuant to the Swiss Code of Obligations to the Board of Directors and to our shareholders for their approval at a general meeting of shareholders;

■   Directly responsible for the compensation and oversight of our independent registered public accountants and our auditor pursuant to the Swiss Code of Obligations;

■   Advise as necessary in the selection of the lead audit partner;

■   Monitor the integrity of our financial statements and the independence and performance of our auditors and their lead audit partner and reviews our financial reporting processes;

■   Review and report to the Board of Directors the scope and results of audits by our independent registered public accounting firm, our auditor pursuant to the Swiss Code of Obligations and our internal auditing staff and reviews the audit and other professional services rendered by the accounting firm;

■   Review any material information security or cybersecurity matters that may affect the Company;

■   Review with the accounting firm the adequacy of our system of internal controls over financial reporting;

■   Review transactions between us and our directors and executive officers for disclosure in the proxy statement, our policies regarding those transactions and compliance with our business ethics and conflict of interest policies; and

■   Receive regular reports from the Chief Compliance Officer.

Additional information can be found in the Audit Committee Report of this proxy statement.

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CORPORATE GOVERNANCE

COMPENSATION COMMITTEE | Meetings in 2021: 4

MEMBERS

Glyn A. Barker

Vanessa C.L. Chang

Samuel J. Merksamer

The purpose of the Compensation Committee is to assist the Board of Directors in

(1)   developing an appropriate compensation program and benefit package for

(a) members of the Executive Management Team (as defined below),

(b) persons defined as “officers” pursuant to section 16(a) of the Exchange Act, and (c) any other person whose compensation is required to be disclosed by applicable securities laws and regulations (collectively, the “Specified Executives”) and members of the Board of Directors; and

(2)   complying with the Board of Directors’ legal and regulatory requirements as to Board member and Specified Executives compensation in order to facilitate the Company’s ability to attract, retain and motivate qualified individuals in a system that aligns compensation with the Company’s business performance.

PRIMARY RESPONSIBILITIES

The authority and responsibilities of the Compensation Committee include, among others, the following:

■   Annually review and recommend to the Board of Directors for submission to and ratification by the shareholders pursuant to Swiss law and our Articles of Association the maximum aggregate amount of compensation of the Board of Directors and the Executive Management Team for the period between the annual general meeting at which ratification is sought and the next annual general meeting;

■   Annually review and recommend to the Board for submission to and ratification by the shareholders the maximum aggregate amount of compensation of the Specified Executives and each member of the Board for the fiscal year commencing after the annual general meeting at which ratification is sought;

■   Select appropriate peer groups and market reference points against which the Company’s Board of Directors and executive compensation is compared;

■   Annually recommend focus areas for our Chief Executive Officer for approval by members of our Board of Directors who meet our independence and experience requirements;

■   Annually review, with participation of our full Board of Directors, our Chief Executive Officer’s performance in light of our established focus areas;

■   Annually set our Chief Executive Officer’s compensation based, as appropriate, upon his performance evaluation together with competitive data and subject to shareholder ratification requirements pursuant to our Articles of Association and applicable law;

■   Administer our long-term incentive plans, Performance Award and Cash Bonus Plan, Deferred Compensation Plan, and any other compensation plans or arrangements providing for benefits primarily to members of the Board of Directors and executive officers in accordance with goals and objectives established by the Board of Directors, the terms of the plans, and any applicable rules and regulations;

■   Consider and make recommendations to the Board of Directors, with guidance from an outside compensation consultant, concerning the existing Board of Directors and executive compensation programs and changes to such programs;

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CORPORATE GOVERNANCE

■   Consider, with guidance from an outside compensation consultant, and approve the material terms of any employment, severance, termination or other similar arrangements (to the extent permitted by applicable law and our Articles of Association) that may be entered into with members of the Board of Directors and Specified Executives; provided, however, that the Compensation Committee shall not recommend and the Board of Directors shall not authorize “single-trigger” change of control agreements for any of our officers or directors;

■   Assess the risks, with the assistance of external resources as the Compensation Committee deems appropriate, of the Company’s compensation arrangements applicable to members of the Board of Directors and the Specified Executives; and

■   Retain and approve the fees of legal, accounting or other advisors, including any compensation consultant, employed by the Committee to assist it in the evaluation of executive and director compensation.

See Compensation Discussion and Analysis for a discussion of additional responsibilities of the Compensation Committee.

The Compensation Committee may delegate specific responsibilities to one or more individual committee members to the extent permitted by law, NYSE listing standards and the Compensation Committee’s governing documents. The Compensation Committee may delegate all or a portion of its powers and responsibilities with respect to the compensation plans and programs described above and in our Compensation Discussion and Analysis to one or more of our management committees; provided, that the Compensation Committee retains all power and responsibility with respect to awards granted to our Board members and executive officers. The Chief Executive Officer has been delegated authority to grant equity awards under the Company’s long-term incentive plans to new and existing employees of the Company, excluding executive officers and other officers at or above the Senior Vice President level, provided that such awards shall not exceed U.S. $5,000,000 in grant value per calendar year in aggregate and no such individual award shall exceed U.S. $350,000 in grant value.

The Compensation Committee has delegated to a subcommittee composed of its chair and at least one additional committee member the authority to approve interim compensation actions resulting from promotions, competitive realignment, or the hiring of new executive officers (excluding the Chief Executive Officer), including but not limited to establishing annual base salary, annual bonus targets, long-term bonus targets and the grant of equity awards, subject to any required vote of the shareholders. The Compensation Committee has also delegated authority to the Chief Executive Officer to, upon termination of service of an employee of the Company (excluding executive officers and other officers at or above the Senior Vice President level), accelerate vesting of awards granted under the Company’s long-term incentive plans and to extend exercisability of options for a period of up to one year, but not beyond the original exercise period. The Compensation Committee has further delegated authority to the Chief Executive Officer to determine whether an individual is disabled and/or to set applicable criteria for making such determination for purposes of the Company’s long-term incentives plans. The Compensation Committee is notified of compensation actions made by the Chief Executive Officer or the subcommittee at the meeting following the end of each calendar quarter in which such actions are taken.

FINANCE COMMITTEE | Meetings in 2021: 4

MEMBERS

Edward R. Muller

Glyn A. Barker

Vincent J. Intrieri

Samuel J. Merksamer

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CORPORATE GOVERNANCE

PRIMARY RESPONSIBILITIES

The responsibilities of the Finance Committee include, among others, the following:

■   Approve our long-term financial policies, insurance programs and investment policies; and

■   Make recommendations to the Board of Directors concerning the Company’s dividend policy, securities repurchase actions, the issuance and terms of debt and equity securities and the establishment of bank lines of credit.

CORPORATE GOVERNANCE COMMITTEE | Meetings in 2021: 4

MEMBERS

Vincent J. Intrieri

Frederico F. Curado

Edward R. Muller

PRIMARY RESPONSIBILITIES

The responsibilities of the Corporate Governance Committee include, among others, the following:

■   Make recommendations to the Board of Directors with respect to the nomination of candidates for election to the Board of Directors, how the Board of Directors should function and how the Board of Directors should interact with shareholders and management;

■   Develop and recommend to the Board a set of corporate governance principles applicable to the Company;

■   Coordinate the self-evaluation of the Board of Directors and its committees;

■   Recommend committee structure, operations and reporting to the Board;

■   Review updates from management regarding the Company’s human capital management activities, as they pertain to Board and management diversity; and

■   Review the qualifications of and proposes to the Board of Directors candidates to stand for election at the next general meeting of shareholders.

HEALTH, SAFETY, ENVIRONMENT AND SUSTAINABILITY COMMITTEE | Meetings in 2021: 4

MEMBERS

Frederico F. Curado

Frederik W. Mohn

Margareth Øvrum

Diane de Saint Victor

The Health, Safety, Environment and Sustainability Committee assists the Board of Directors in fulfilling its responsibilities to oversee the Company’s management of risk in the areas of health, safety and the environment.

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CORPORATE GOVERNANCE

PRIMARY RESPONSIBILITIES

The responsibilities of the Health, Safety, Environment and Sustainability Committee include, among others, the following:

■   Regularly review, discuss and evaluate Company policies, practices and performance related to health, safety, environmental and sustainability risks and issues;

■   Provide oversight to the aspects of the Company’s Sustainability program that pertain to health, safety, the environment and alignment with reporting frameworks; and

■   Guide strategy decisions to promote company goals and compliance with applicable rules and regulations pertaining to health, safety, environmental and other sustainability issues.

Director Compensation Strategy

Directors who are employees of the Company do not receive compensation for service on the Board of Directors. At present, all of the directors except Mr. Thigpen, our Chief Executive Officer, are non-employees and receive compensation for their service on the Board of Directors.

We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on the Board of Directors. The Board of Directors believes that any compensation method should be weighted more toward compensation in the form of equity in order to more closely align director compensation with shareholders’ interests.

In 2021, non-employee director target compensation in U.S. dollars included the following fixed components:

COMPENSATION COMPONENT	COMPENSATION (U.S.$)
Annual Retainer—non-employee Chair	275,000
Annual Retainer—non-employee Directors	100,000
Additional Annual Retainer for Committee Chair
Audit Committee	35,000
Compensation Committee	20,000
Corporate Governance Committee, Finance Committee and Health, Safety, Environment and Sustainability Committee	10,000
Grant of Restricted Share Units—non-employee Chair(1)	275,000
Grant of Restricted Share Units—non-employee Directors and Vice Chair(1)	210,000

(1)  Restricted share units are granted to each non-employee director. The restricted share units vest on the date first to occur of (i) the first anniversary of the date of grant or (ii) the annual general meeting next following the date of grant, subject to continued service through the vesting date. Vesting of the restricted share units is not subject to any performance measures.

In addition, we pay or reimburse our directors’ travel and incidental expenses incurred for attending Board of Directors, committee and shareholder meetings and for other Company business-related purposes.

2021 DIRECTOR COMPENSATION

At the Board of Directors meeting held immediately after the 2021 Annual General Meeting of our shareholders, 54,264 restricted share units were granted to each non-employee director (other than the Chair) and 71,059 restricted share units were granted to the Chair, in aggregate value equal to $210,000 and $275,000, respectively, based upon the average of the high and low sales prices of our shares for the 10 trading days immediately prior to the date of grant (calculated at U.S. $3.78 per share).

Each non-employee director is required to acquire and retain a number of our shares and/or restricted share units at least equal in value to an amount five times the annual director retainer. Each non-employee director’s

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CORPORATE GOVERNANCE

vested restricted share units generally are not settled until the non-employee director’s service with the Company ends.

The following summarizes the compensation of our non-employee directors for 2021.

NAME	FEES EARNED OR PAID IN CASH (U.S.$)	STOCK AWARDS(1) (U.S.$)	ALL OTHER COMPENSATION (U.S.$)	TOTAL (U.S.$)
Glyn A. Barker	124,231	205,118	—	329,349
Vanessa C. L. Chang	120,769	205,118	—	325,887
Frederico F. Curado	110,000	205,118	—	315,118
Chadwick C. Deaton	275,000	268,603	—	543,603
Vincent J. Intrieri	110,000	205,118	—	315,118
Samuel J. Merksamer	100,000	205,118	—	305,118
Frederik W. Mohn	100,000	205,118	—	305,118
Edward R. Muller	110,000	205,118	—	315,118
Margareth Øvrum	59,341	205,118	—	264,459
Diane de Saint Victor	100,000	205,118	—	305,118
Tan Ek Kia	49,000	—	—	49,000

(1)   This represents the aggregate grant-date fair value under accounting standards for recognition of share-based compensation expense for restricted share units granted to our directors in 2021, computed in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions with respect to these awards, please see Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

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AUDIT COMMITTEE REPORT

The Audit Committee, consisting of five independent directors, operates under the Audit Committee Charter as adopted by the Board, in overseeing:

■   The integrity of the financial reporting process resulting in the Company’s financial statements;

■   Compliance with legal and regulatory requirements;

■   The independence, qualifications and performance of the Company’s independent registered accountants, Ernst & Young LLP (“EY”); and

■   The performance of the internal audit function.

The Committee complied in 2021 with all of the requirements described in its Charter, which is available on the Governance page of the Company’s website: www.deepwater.com.

The Board has determined that all the members of the Committee are independent, in accordance with the SEC definition and, are financially literate and that four members qualify as Audit Committee Financial Experts, as defined by SEC rules.

Management is responsible for the Company’s disclosure controls and procedures, internal controls and the financial reporting process, including the integrity and objectivity of the financial statements. The Committee:

■   Reviewed the Company’s financial statements and financial reporting processes, including internal controls over financial reporting;

■   Reviewed and discussed with EY and management the Company’s audited financial statements included in the Annual Report;

■   Discussed various matters with EY, including matters required by the Public Company Accounting Oversight Board’s (“PCAOB”) “Communications with Audit Committees”;

■   Reviewed and discussed with EY its report on internal control over financial reporting;

■   Oversaw the Company’s internal audit function, including the performance of the Chief Audit Executive, internal audit plan, budget, resources and staffing;

■   Oversaw the Company’s Legal, Compliance and Ethics program, including helpline calls and investigations, and employee code of integrity; and

■   Recommended to the Company’s Board of Directors that the Company’s audited financial statements for the year ended December 31, 2021, be included in the annual report on Form 10-K filing with the SEC.

The Committee is responsible for the appointment, compensation and oversight of the independent registered accountant in accordance with SEC, PCAOB and the Swiss Code of Obligations. The Committee considered several factors in determining whether to reappoint EY as the Company’s independent registered accountant, such as:

■   Qualifications including industry expertise, knowledge of the Company’s processes, and experience of the audit team;

■   Performance including quality of communication, professional skepticism;

■   Independence;

■   Length of service, which began in 1999;

■   Results from PCAOB inspections; and

■   EY’s internal quality control and tone at the top.

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AUDIT COMMITTEE REPORT

The Committee approves annually the scope, plans and fees for the annual audit, taking into consideration several factors including a breakdown of the services to be provided, proposed staffing, changes in the Company and industry from the prior year. The fee approval process balances the audit scope and hours required for a high-quality audit and driving efficiencies from both the Company and EY while compensating EY fairly. The Audit Committee pre-approved all audit related and non-audit related services.

Agendas for Audit Committee meetings are developed with input from the Committee, management, the Chief Audit Executive and EY. The Committee met eight times in 2021 with regular executive sessions with EY and management, including the Chief Audit Executive.

MEMBERS OF THE AUDIT COMMITTEE

Vanessa C.L. Chang, Chair Glyn A. Barker Frederik W. Mohn Margareth Øvrum Diane de Saint Victor

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Listed below are the only persons who, to the knowledge of the Company, may be deemed to be beneficial owners, as of March 25, 2022, of more than 5% of the Company’s shares.

NAME AND ADDRESS OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	PERCENT OF CLASS(1)
Perestroika AS, Perestroika (Cyprus) Ltd.(2) Statminister Michelsensvei 38 5230 Paradis, Norway Frederik W. Mohn(2) Statminister Michelsensvei 38 5230 Paradis, Norway	80,831,419	11.87%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	51,597,016	7.58%
PRIMECAP Management Co.(4) 177 E. Colorado Blvd. 11th Floor Pasadena, CA 91105	47,524,006	6.98%

(1)    Unless otherwise required by applicable rules, the percentage indicated is based upon 681,055,270 Company shares deemed to be outstanding as of March 25, 2022, which exclude treasury shares held by the Company or our subsidiaries as of such date or issued into treasury thereafter.

(2)    The number of shares and associated percent of class includes information based on the Schedule 13D/A filed with the SEC on June 24, 2021, by Mr. Frederik W. Mohn, Perestroika (Cyprus) Ltd. and Perestroika AS, Form 4s filed by Mr. Mohn, Perestroika (Cyprus) Ltd and information given to us by Mr. Mohn. According to the filings and such information, Mr. Mohn has sole voting power and sole dispositive power with regard to 184,364 shares (which consists of (a) 22,148 shares and 18,000 shares issuable upon the exchange of U.S. $185,000 aggregate principal amount of 0.5% Exchangeable Bonds due 2023, in each case individually owned by Mr. Mohn and (b) 33,096,351 Shares and 34,600,147 Shares issuable upon exchange of $213,267,000 aggregate principal amount of 2.5% Exchangeable Bonds (which are exchangeable into Shares at the applicable initial exchange rate), in each case held directly by Perestroika (Cyprus) Ltd. The total shares beneficially owned by Mr. Mohn includes 194,772 restricted share units he has the right to receive based upon his service as a director of Transocean Ltd. The total shares beneficially owned by Mr. Mohn also includes 12,900,000 shares held by Perestroika AS.

(3)    The number of shares is based on the Schedule 13G/A filed with the SEC on February 10, 2022, by The Vanguard Group. According to the filing, The Vanguard Group has shared voting power with regard to 204,331 shares, sole dispositive power with regard to 50,875,088 shares and shared dispositive power with regard to 51,597,016 shares.

(4)    The number of shares is based on the Schedule 13G/A filed with the SEC on February 10, 2022, by PRIMECAP Management Company. According to the filing, PRIMECAP has sole voting power with regard to 44,891,510 shares, and sole dispositive power with regard to 47,524,006 shares.

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SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows how many shares each of our directors and nominees, each of the Named Executive Officers included in the summary compensation section below and all directors and executive officers as a group beneficially owned as of March 25, 2022.

NAME	SHARES OWNED(1)	SHARES SUBJECT TO RIGHT TO ACQUIRE BENEFICIAL OWNERSHIP(2)	TOTAL SHARES BENEFICIALLY OWNED(3)	PERCENT OF CLASS(3)
Jeremy D. Thigpen	1,967,879	1,212,621	3,180,500	*
Mark L. Mey	822,392	485,597	1,307,989	*
Keelan I. Adamson	121,070	280,623	401,693	*
Howard E. Davis	520,356	382,140	902,496	*
Brady K. Long	510,001	345,569	855,570	*
Glyn A. Barker	11,748	266,533	254,785	*
Vanessa C.L. Chang	36,900	260,527	297,427	*
Frederico F. Curado	-	254,785	254,785	*
Chadwick C. Deaton	61,000	322,050	383,050	*
Vincent J. Intrieri	20,000	250,025	270,025	*
Samuel J. Merksamer	-	260,761	260,761	*
Frederik W. Mohn(4)	46,018,500	34,812,919	80,831,419	11.87%
Edward R. Muller	12,687	273,264	285,951	*
Margareth Øvrum	-	54,264	54,264	*
Diane de Saint Victor	10,000	152,446	162,446	*
All of directors and executive officers as a group (16 persons)	50,451,477	39,871,170	90,322,647	13.26%

*       Less than 1%.

(1)    The business address of each director and executive officer is c/o Transocean Management Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland. None of the shares beneficially owned by our directors or executive officers are pledged as security.

(2)    Includes shares that may be acquired within 60 days from March 25, 2022, through the exercise of options held by Messrs. Thigpen (1,212,621), Mey (485,597), Adamson (280,623), Davis (382,140), Long (345,569), and all executive officers as a group (2,963,596). Also includes vested share units held and unvested share units that will vest within 60 days from March 25, 2022, by Messrs. Barker (254,785), Curado (254,785), Deaton (322,050), Intrieri (250,025), Merksamer (260,761), Mohn (194,772) and Muller (273,264) and Mmes. Chang (260,527), Øvrum (54,254) and de Saint Victor (152,446) and all directors and executive officers as a group (2,277,679).

(3)    The percentage indicated is based upon 681,055,270 Company shares deemed to be outstanding as of March 25, 2022, which exclude treasury shares held by the Company or our subsidiaries as of such date or issued into treasury thereafter, unless otherwise required by applicable rules. As of March 25, 2022, each listed individual (with the exception of Mr. Mohn) and our directors and executive officers as a group (excluding Mr. Mohn) beneficially owned less than 1% of the Company’s outstanding shares.

(4)    The number of shares and associated percent of class includes information based on the Schedule 13D/A filed with the SEC on June 24, 2021, by Mr. Frederik W. Mohn, Perestroika (Cyprus) Ltd. and Perestroika AS, Form 4s filed by Mr. Mohn, Perestroika (Cyprus) Ltd. and information given to us by Mr. Mohn. According to the filings and such information, Mr. Mohn has sole voting power and sole dispositive power with regard to 184,364 shares (which consists of (a) 22,148 shares and 18,000 shares issuable upon the exchange of U.S. $185,000 aggregate principal amount of 0.5% Exchangeable Bonds due 2023, in each case individually owned by Mr. Mohn and (b) 33,096,351 Shares and 34,600,147 Shares issuable upon exchange of $213,267,000 aggregate principal amount of 2.5% Exchangeable Bonds (which are exchangeable into Shares at the applicable initial exchange rate), in each case held directly by Perestroika (Cyprus) Ltd. The total shares beneficially owned by Mr. Mohn includes 194,772 restricted share units he has the right to receive based upon his service as a director of Transocean Ltd. The total shares beneficially owned by Mr. Mohn also includes 12,900,000 shares held by Perestroika AS.

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COMPENSATION DISCUSSION AND ANALYSIS

CONTENTS

P-77	EXECUTIVE SUMMARY
P-78	2021 COMPENSATION PROGRAM OVERVIEW
P-80	COMPENSATION PHILOSOPHY, STRATEGY AND DESIGN
P-81	SETTING EXECUTIVE COMPENSATION
P-83	EXECUTIVE COMPENSATION ELEMENTS
P-93	EXECUTIVE COMPENSATION GOVERNANCE, POLICY AND PRACTICE
P-96	TAX IMPACT ON COMPENSATION

This Compensation Discussion and Analysis provides an overview and analysis of Transocean’s executive compensation programs and policies, material compensation decisions for 2021, and the key factors we considered in making those decisions. It includes specific information about the compensation paid, earned or granted to the following persons who constitute our Named Executive Officers for 2021:

JEREMY D. THIGPEN Chief Executive Officer	MARK L. MEY Executive Vice President and Chief Financial Officer	KEELAN I. ADAMSON President and Chief Operating Officer
HOWARD E. DAVIS Executive Vice President and Chief Administrative and Information Officer	BRADY K. LONG Executive Vice President and General Counsel

Throughout 2021, Mr. Thigpen was President and Chief Executive Officer of the Company, and Mr. Adamson was Executive Vice President and Chief Operations Officer of the Company. Their respective titles were changed in February 2022 to reflect the titles referenced above, as previously disclosed. For purposes of this Compensation Discussion and Analysis, the term “Executive Officer” is as defined by Rule 3b-7 of the Exchange Act, and the term “Executive Management Team” refers to designations made by the Board of Directors under Swiss law and the Company’s organizational documents with respect to Messrs. Thigpen, Mey and Adamson.

Executive Summary

Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. We specialize in technically demanding sectors of the global offshore drilling business with a particular focus on ultra-deepwater and harsh environment drilling services, and we operate one of the most versatile offshore drilling fleets in the world.

NAVIGATING THE OPPORTUNITIES AND CHALLENGES OF 2021

We are proud of the many accomplishments and strong results we achieved in 2021.

Our steadfast focus on safety, operational excellence and sustainability enabled us to once again deliver strong operational results and record reliability and drilling efficiency for our customers in 2021, ultimately translating into industry leading financial results.

In 2021, we delivered exceptional uptime performance, resulting in revenue efficiency of 97.0%, and strong Adjusted EBITDA and Adjusted EBITDA Margin results of $995 million and 35.8%, respectively. As of our February 2022 Fleet Status Report, we secured future revenue through new contracted work increasing our industry-leading backlog to $6.5 billion. In addition, we observed a pronounced increase in dayrates of the ultra-

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COMPENSATION DISCUSSION AND ANALYSIS

deepwater fleet in the past year, with dayrates in some instances increasing more than 30 percent, suggesting upward momentum in 2022 and beyond.

As the leader in offshore drilling, we continue to set the standard for operating safely, reliably, and efficiently and as responsible stewards of the environment. In 2021, we announced our energy transition vision and our 40% greenhouse gas emissions intensity reduction target by 2030. Additionally, we continued to invest in and deploy new technologies to support and enable the safest and best-in-class operations, which in addition to improving equipment and system reliability, helps to optimize our power generation and consumption requirements with an acute focus on meeting our emissions goals. We believe these are important steps in our commitment to minimizing our impact on the environment.

Notwithstanding the challenges faced over the past seven years, including historically low oil and natural gas prices and the effects of a global pandemic, we are finally in the midst of a significantly improving economic outlook for the industry and are excited by the momentum that has been established. We are confident that improving market fundamentals, further solidified by our industry-leading operations, management, and support functions, will lead to continuing success in 2022 and beyond.

2021 Compensation Program Overview

Our Compensation Committee of the Board (“the Committee”) thoughtfully considers the long-term interests of the Company and our shareholders when making its decisions regarding our compensation programs.

In response to the constraints and challenges imposed on our business by the global pandemic during the past two years, we have innovated, adapted and delivered meaningful change across our organization. We believe that the 2021 compensation program design for our Named Executive Officers appropriately reflects and rewards their leadership in these uncertain and challenging times.

We design compensation programs that reflect our strong commitment to best practices in compensation governance and ensure our program, among other attributes, is designed to:

■   strongly align pay with Company performance and shareholder experience;

■   retain and motivate our executives to achieve important business objectives, and

■   reward our executives for delivering superior financial, operational and sustainability performance.

As reported in last year’s proxy statement, the Committee made certain changes to the 2020 compensation program in response to the unprecedented challenges associated with the COVID-19 pandemic. In February 2021, the Committee carefully evaluated those changes and determined that they were no longer warranted. Accordingly, our 2021 program restored certain pre-pandemic features, such as the use of a full three-year performance period and the denomination and settlement of all long-term incentive (LTI) compensation in equity. The Committee also approved the inclusion of a sustainability metric to our short-term incentive (STI) plan, and we are committed to continuing to integrate environmental, social and governance (ESG) priorities into our program.

WE BELIEVE THE 2021 COMPENSATION ACTIONS REFLECT OUR CONTINUED FOCUS ON BEST-PRACTICE COMPENSATION GOVERNANCE, WHILE MAINTAINING PRUDENTLY DESIGNED, COMPETITIVE COMPENSATION PACKAGES.

Further, the Company continued to reinforce the alignment between pay and performance and compensation award levels, and maintained the following executive compensation program design components:

■   a continued freeze on base salaries for the majority of the Named Executive Officers, for the sixth consecutive year;

■   limitations on the earning of TSR performance shares such that payouts can never exceed target in the event absolute TSR performance is less than -15%, regardless of relative performance;

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■   a clawback policy that applies to both cash and equity incentive compensation and allows for the cancellation of outstanding incentive compensation awards for actions that are inconsistent with our Code of Integrity; and

■   no executive perquisites.

In addition, the Committee engages its compensation consultant to annually assess the alignment between performance and compensation and analyzing realizable pay relative to target pay as compared to our peers.

Given the results of these assessments, the Committee concluded that pay and performance are aligned and that additional context may offer greater transparency on the impact of year-over-year changes to the compensation program.

ADDITIONAL CONTEXT WHEN EVALUATING 2021 CEO PAY AND PERFORMANCE ALIGNMENT.

In 2020, due to unprecedented market conditions across our sector that resulted in significant share price deterioration, it became necessary to implement changes to our compensation design in order to reflect industry and global changes. Most notably, in an effort to prevent an unintended compensation windfall to our Named Executive Officers as a result of a significant share price recovery, and to preserve plan reserves and manage the share burn rate of our LTI plan, the Board elected to incorporate a cash-settled long-term performance element with a performance period of 18 months while reducing the value of equity compensation. In evaluating the appropriateness of these changes, shareholders expressed strong support for our executive compensation program at our 2021 Annual Meeting, with a vote of over 97% in support.

As stated above and further outlined in the 2021 compensation program details herein, the one-time utilization in 2020 of a cash-settled, long-term performance instrument was discontinued in 2021.

Below is a summary of the 2019, 2020 and 2021 year-over-year at-risk, incentive compensation delivered to our CEO. The purpose of this summary is to provide a comparison of (i) the value of incentive compensation awarded to our CEO in the last three years with (ii) the values required to be disclosed in the Summary Compensation Table for the same periods.

		As Awarded			As Disclosed in Summary Compensation Table

MR. THIGPEN, CEO	STI CASH ANNUAL BONUS	LTI CASH PERFORMANCE AWARD OPPORTUNITY	LTI EQUITY Compensation	Total Incentive Compensation	TOTAL INCENTIVE Compensation
FY 2021	$1,550,000	$0	$7,669,712	$9,219,712	$12,369,712
FY 2020	$2,200,000	$2,100,000	$2,991,546	$7,291,546	$5,191,546
FY 2019	$1,775,000	$0	$6,946,435	$8,721,435	$8,721,435

While the table above is an accurate reflection of the incentive compensation earned and awarded in 2019, 2020 and 2021, these values differ materially from the values reflected in the Summary Compensation Table for the same periods. The variance results from disclosure rules for the Summary Compensation Table, which provide that long-term cash-settled instruments (such as the LTI Cash Performance Award Opportunity awarded in 2020) are not presented in the Summary Compensation Table in the year they are awarded, as with long-term equity-settled instruments, but rather they are presented in the year they are earned. As a result, the incentive compensation presented in the Summary Compensation Table for 2021, relative to 2020, may, without context, suggest a pay and performance misalignment. However, the table above is intended to provide additional context for the total incentive compensation values as they were awarded in 2019, 2020 and 2021.

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Compensation Philosophy, Strategy and Design

Our executive compensation program includes a range of features that align the interests of our senior management with those of our shareholders and excludes features that may result in misalignment.

Important features of our executive compensation programs and practices are provided in the following table:

WHAT WE DO	WHAT WE DON’T DO

✓    Conduct an annual review of our compensation strategy, including a review of our compensation-related risk profile

✓    Mandate meaningful share ownership requirements for our executives

✓    Maintain a clawback policy that allows for the forfeiture, recovery or adjustment of incentive compensation (cash and equity) in cases of financial restatement or violations of our Code of Integrity (updated in 2021)

✓    Base annual incentive performance on quantitative and qualitative metrics and long-term incentive performance on quantitative metrics.

✓    Maintain compensation plans that are weighted significantly toward variable pay to align our executive compensation with long-term shareholder interests

✓    Link long-term incentive compensation to both relative and absolute performance metrics to motivate strong performance

✓    Deliver at least 50% of long-term incentives in performance-based awards

✓    Cap the earning of PSUs at target if the Company’s absolute TSR is less than negative 15%

✓    Retain an independent consultant who is retained by and reports only to our Compensation Committee (not management)

✓    Maintain double trigger change-in-control provisions

✕   Allow our executives to hedge, sell short or hold derivative instruments tied to our shares (other than derivative instruments issued by us)

✕   Allow our executives or directors to pledge Company shares

✕   Have pre-arranged individual severance agreements or special change-in-control compensation agreements with any Executive Officers; however, to the extent permitted under Swiss law, our executives are eligible for severance and change-in-control provisions pursuant to our policies, in exchange for covenants that protect the Company

✕   Provide gross-ups for severance payments

✕   Guarantee salary increases, non-performance based bonuses or unrestricted equity compensation

✕   Provide any payments or reimbursements for tax equalization

✕   Pay dividends or dividend equivalents on performance-based equity that has not vested

✕   Offer executive perquisites

THE PRIMARY GOAL OF OUR COMPENSATION PROGRAM IS TO ALIGN PAY WITH PERFORMANCE

We accomplish our goal of aligning pay with performance by providing our executives with a competitive compensation package that rewards performance against specific, strategic, financial and operational goals that the Committee believes are critical to the Company’s long-term success and the achievement of sustainable long-term shareholder returns. We believe attracting, retaining and motivating talented management is essential to creating shareholder value throughout the business cycles of our industry.

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COMPENSATION DISCUSSION AND ANALYSIS

In administering our executive compensation program, we are guided by the following principal objectives:

■   Aligning annual incentive compensation with financial, operational and strategic objectives; and

■   Rewarding share price appreciation and relative performance through long-term equity incentive awards.

We deliver the vast majority of executive pay as performance-based, “at-risk” incentive compensation, with a portion allocated to the delivery of shorter-term periodic results and the majority weighted toward the delivery of longer-term shareholder value. We believe this approach achieves our objective of aligning pay and performance, without providing an incentive for excessive risk-taking.

Setting Executive Compensation

We annually review our executive compensation program to ensure that we provide the opportunity for each of our Named Executive Officers to receive competitive compensation without providing an incentive for excessive risk-taking. With support of its independent compensation consultant, the Committee annually reviews each individual component of compensation as well as the aggregate compensation that may be paid or awarded to each of our Named Executive Officers and compares them:

■	Externally against compensation awarded and paid to executive officers holding comparable positions at companies with which we compete for executive talent; and
■	Internally against other members of the executive team to ensure internal equity, taking into account individual performance, skills, and experience.

We assess our compensation programs with the aim of positioning elements of compensation at approximately the market median of the compensation of executives in our industry sector and among companies in other industries of comparable size, international scope, and organizational complexity. We also seek to provide a direct link between pay and the enhancement of shareholder value.

The Committee employs two peer groups for the purpose of evaluating executive compensation. The “Compensation Peer Group” is used to assess the competitiveness of the compensation of our Named Executive Officers, and the “Performance Peer Group” is used to evaluate the relative performance of the Company.

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COMPENSATION PEER GROUP

We compete for executive talent across many different sectors around the world. However, our primary competitive market generally includes other companies in the energy industry (oil and gas companies, offshore drilling companies and other energy services companies). In making compensation decisions for the Named Executive Officers, the total direct compensation and each underlying element thereof are compared against published and publicly available compensation data.

The Compensation Peer Group for 2021 was composed of the following companies:

■	Apache Corporation	■	McDermott International	■	Petrofac Limited
■	Chesapeake Energy Corporation	■	Murphy Oil Corporation	■	TechnipFMC plc
■	Diamond Offshore Drilling, Inc.	■	Nabors Industries Ltd.	■	Valaris plc
■	Helmerich & Payne, Inc.	■	NOV, Inc.	■	Weatherford International plc
■	Hess Corporation	■	Noble Corporation plc
■	Marathon Oil Corporation	■	Ovintiv Inc.

In addition, we consider the compensation practices of general non-energy industry peers of comparable size and international scope in setting executive compensation levels, and we use general industry data as a secondary market reference to ensure that a comprehensive view of the market is considered. These non-energy general industry peers are expected to vary from year-to-year based on changes in the marketplace and the availability of published survey data for companies that meet the defined size, international scope and organizational structure criteria.

Our target market position is determined based on the data believed to be most relevant for a given position. For example, the Compensation Peer Group data are weighted more heavily for positions in Operations and Marketing, whereas general industry data are also considered for executives overseeing corporate functions. However, in accordance with our pay-for-performance philosophy, the Compensation Peer Group data is the primary reference for assessing base salary, short-term incentive and long-term incentive compensation levels.

PERFORMANCE PEER GROUP

While the competition for executive talent spans a broader market, as noted above in the Compensation Peer Group section, our Performance Peer Group is specific to those companies with expertise in technically demanding oilfield service operations.

In February 2021, the Committee established a Performance Peer Group used to evaluate the Company’s TSR relative to that of companies considered to be direct business competitors and competitors for investment capital for inclusion in the 2021 long-term incentive program.

The 2021 TSR Performance Peer Group consisted of:

■	Aker Solutions	■	NOV, Inc.	■	Saipem S.p.A
■	Baker Hughes Company	■	Oceaneering International, Inc.	■	Schlumberger Ltd.
■	ChampionX Corp.	■	Odfjell Drilling Ltd.	■	Tidewater Inc.
■	Haliburton Company	■	Oil States International, Inc.	■	TechnipFMC plc
■	Helmerich & Payne, Inc.	■	Patterson-UTI Energy, Inc.	■	The Drilling Company of 1972 A/S

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COMPENSATION DISCUSSION AND ANALYSIS

2021 Executive Compensation Elements

OUR EXECUTIVE COMPENSATION PROGRAM IS DESIGNED TO MEET THE OBJECTIVES OF OUR “PAY FOR PERFORMANCE” PHILOSOPHY BY LINKING A SIGNIFICANT PORTION OF EACH EXECUTIVE’S COMPENSATION TO COMPANY PERFORMANCE.

The following table summarizes the purpose and key characteristics of each of the primary components of our executive compensation program.

COMPENSATION ELEMENT	PURPOSE	KEY CHARACTERISTICS

BASE SALARY	Provide a base level of income, targeting the market median for executive talent.	Fixed compensation. Reviewed annually and adjusted as appropriate.

ANNUAL CASH BONUS	Motivate executives to achieve our short-term financial, operational, and ESG objectives.	Variable compensation. Award potential ranges from 0% to 200% of target based on corporate performance measured against pre-established performance goals.

I. LONG-TERM INCENTIVE – PERFORMANCE UNITS … (relative performance)

Align the interests of our executives with those of our shareholders by creating a direct correlation between realized pay and shareholder return performance both relative to peers and on an absolute basis, over a three-year performance period.

Variable compensation.

The number of earned units can range from 0%-200% based on total shareholder return relative to performance of selected peers during a three-year performance period. Payout is capped at target if predetermined threshold of absolute TSR is not met. “Cliff” vesting at the end of the three-year performance period.

II. LONG-TERM INCENTIVE – PERFORMANCE UNITS …(absolute performance)

Align the interests of our executives with those of all of our stakeholders by creating a direct correlation between realized pay and absolute liquidity performance over a three-year performance period.

Variable compensation.

The number of earned units can range from 0%-200% based on absolute Liquidity achieved relative to target over three one-year performance periods and averaged at the end of the three-year period.

III. LONG-TERM INCENTIVE – RESTRICTED UNITS	Motivate executives to contribute to long-term increases in shareholder value, build executive ownership and retain executives through ratable, multi-year vesting.	Variable compensation. Long-term award with ratable vesting over three years that provides a direct correlation of realized pay to shareholder value.

The Committee takes several objectives into consideration when assessing the reasonableness of the total direct compensation of the Named Executive Officers, particularly the compensation of our Chief Executive Officer. These objectives include ensuring alignment with our vision and business strategy, creating sustainable long-term shareholder value through the amount and mix of compensation provided, and advancing the core principles of our compensation philosophy and objectives while remaining within our risk tolerance.

BASE SALARY

Our Named Executive Officers receive base salaries constituting a fixed amount of compensation for services rendered during the year. The base salaries of our Named Executive Officers are determined by the Committee upon each officer’s initial hire and reviewed annually, including in the context of promotions or other changes

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in job responsibilities. As part of its annual review, the Committee reviews each base salary, (i) for purposes of maintaining competitive compensation, relative to executive officers at applicable companies, and (ii) for internal pay equity purposes, relative to other executive officers at the Company.

As part of its base salary review, the Committee considers input from our Chief Executive Officer (except with respect to his own compensation), competitive compensation data from our Compensation Peer Group and other survey data, job responsibilities, individual skills, experience and expected future contributions of each Named Executive Officer. The Committee also considers input from its independent compensation consultant within the framework of the Company’s compensation philosophy and objectives.

In February 2021, the Committee, in consideration of the continued volatile market conditions, and in consultation with its independent compensation consultant, elected to continue the five-year freeze on base salaries for the majority of our Named Executive Officers. With the exception of Mr. Adamson, none of the Named Executive Officers received a base salary increase.

The following base salaries were approved by the Committee for the individuals listed below.

EXECUTIVE	2021 BASE SALARY (U.S. $)	INCREASE OVER 2020 (%)
Mr. Thigpen	1,000,000	0%
Mr. Mey	760,000	0%
Mr. Adamson	650,000	8%
Mr. Davis	550,000	0%
Mr. Long	550,000	0%

ANNUAL PERFORMANCE BONUS

Our Performance Award and Cash Bonus Plan (the “Bonus Plan”) is a formulaic, goal-driven plan that provides participants, including the Named Executive Officers, with the opportunity to earn annual cash bonuses based on performance as measured against predetermined performance objectives. Individual target award levels, expressed as percentages of the participants’ base salaries, are established by the Committee at the beginning of the year. The target award opportunities under the Bonus Plan, when combined with base salaries, are intended to position the participants to earn total cash compensation approximating competitive market median levels. Individual awards correlate to Company performance, so the executives achieve above-target awards only when the Company achieves above-target performance. Further, the bonus opportunity is capped at a maximum payout level as noted below.

Under the Bonus Plan for 2021, the Named Executive Officers had a potential payout range of 0% to 200% of their individual target award opportunities. The 2021 target bonus opportunity for each Named Executive Officer, expressed as a percentage of base salary, was as follows:

EXECUTIVE	BONUS TARGET (%)
Mr. Thigpen	125%
Mr. Mey	85%
Mr. Adamson	75%
Mr. Davis	75%
Mr. Long	75%

Target bonus opportunities were frozen for the fourth consecutive year in 2021.

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2021 ANNUAL BONUS STRUCTURE AND ACHIEVEMENT

The annual cash bonus structure is designed to recognize and motivate strong financial, operational and sustainability performance. Achievement in these three focus areas provides the Committee with a direct line of sight to annual Company operational and financial results while maintaining an emphasis on our sustainability strategy. This structure is designed to focus our executives on those areas where we can differentiate ourselves from our competitors during the industry downturn and be well-positioned to outperform the competition as the market recovers.

The performance measures, relative weightings, and threshold-target-maximum payout ranges were designed based on our 2021 financial, operational and sustainability business plans, as presented to the Committee in early February 2021.

The following tables outline the 2021 bonus performance measures and relative weightings. Each of the measures is defined and discussed in more detail below.

Based on the performance measures described further below and using the pre-determined weightings assigned to each measure by the Committee, the overall bonus achievement for each of our Named Executive Officers was 124% of the targeted bonus opportunity under the Bonus Plan for 2021. The components of this total bonus payout under the Bonus Plan for 2021 are as follows:

PERFORMANCE MEASURE	2021 WEIGHTING (%)	2021 WEIGHTED ACHIEVEMENT (%)
I. EBITDA	60%	59%
II. Uptime	20%	37%
III. Sustainability	20%	28%
2021 Bonus Plan Achievement		124%

For specific award amounts, see “Executive Compensation—Summary Compensation Table.”

I.  FINANCIAL PERFORMANCE

Developing Our EBITDA Target

FOR THE 2021 BONUS PLAN, THE COMMITTEE EVALUATED FINANCIAL MEASURES THAT WOULD MOST CLOSELY ALIGN MANAGEMENT WITH THE COMPANY’S FINANCIAL OBJECTIVES.

The Committee concluded that Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) would be the most appropriate financial measure for our annual bonus based on the following reasons:

■	EBITDA is commonly used by our shareholders to evaluate financial performance in light of current market conditions;
■	EBITDA is commonly used by our peers to evaluate their own financial performance; and
■	While EBITDA is a non-GAAP financial measure, it is objective and reconcilable to the GAAP measures reported in our financial statements.

The Committee weighted EBITDA at 60% of the total 2021 Bonus Plan opportunity.

In establishing the EBITDA target and range, the Committee considered the Company’s 2021 financial plan, as presented by management in early February 2021. Threshold and maximum performance outcomes were then set based on the potential for decreases or increases to financial outcomes tied to dynamic market conditions.

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EBITDA TARGET AND PERFORMANCE RANGE	BONUS PAYOUT (%)
Threshold = $874M	0%
Target = $999M	100%
Maximum = $1,120M	200%

Measuring EBITDA Results

THE COMPANY DELIVERED ADJUSTED EBITDA OF $995M IN 2021.

The Company delivered solid EBITDA results for 2021, despite the continued industry-wide challenges associated with the COVID-19 pandemic. Outstanding operating performance and revenue efficiency for deployed rigs, combined with a strong focus on cost management, resulted in strong EBITDA results relative to target performance and exemplary performance relative to our offshore drilling peers, most of whom filed for, or were in, bankruptcy protection during 2021.

Attached as Appendix A in this proxy statement, is a reconciliation of adjusted EBITDA to net income, the most directly comparable GAAP financial measure.

As illustrated, the EBITDA results fell just short of our goal, and the Committee certified EBITDA performance achievement at 99% of target, resulting in an associated weighted payout of 59% of the total target bonus opportunity for each Named Executive Officer.

II.  OPERATIONAL PERFORMANCE

Developing Our Uptime Target

WE HAVE IDENTIFIED UPTIME AS THE OPERATIONAL PERFORMANCE MEASURE THAT BEST ALIGNS WITH THE INTERESTS OF OUR CUSTOMERS AND, ULTIMATELY, OUR SHAREHOLDERS.

Uptime represented 20% of the 2021 total target annual bonus opportunity, reinforcing the importance of maintaining excellence in our rig operations. We believe that Uptime is the best measure of operational efficiency, which is an imperative for our customers.

Although Uptime is a common operational metric in our industry, it has no standard industry definition or reporting structure. As a result, the Company has developed its own definition, in consultation with the Committee, and that definition recognizes the key impediments to Uptime: equipment failures and human performance errors.

Uptime is measured as total operating hours, minus downtime hours, expressed as a percentage of the maximum total operating hours. Operating hours are defined as the number of hours a rig is operating under a contract. Downtime is defined as the number of hours the rig is not engaged in drilling activities, resulting from mechanical failure or human performance error. Using this formula, zero mechanical failures and human performance errors would result in a rig operating at 100% Uptime. Downtime events detract from optimal performance and have a direct negative impact on the customer’s operational plan.

In setting the threshold-target-maximum range for this measure, the mathematical differential of 3% from threshold to maximum is significant considering the total number of operating hours during a calendar year (e.g., approximately 177,175 hours of operation in 2021).

The Committee approved the following Uptime target for 2021:

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UPTIME TARGET AND PERFORMANCE RANGE	BONUS PAYOUT (%)
Threshold = 94.5%	0%
Target = 96.0%	100%
Maximum = 97.5%	200%

In setting the Uptime target, the Committee considered the Company’s emerging 2021 outlook and the anticipated continuation of pandemic-related workforce challenges. Given these challenges to our operational performance, the Committee elected to maintain the prior year performance target, approving the 2021 Uptime target at 96.0%

Measuring Uptime Results

THE COMPANY ACHIEVED 97.3% UPTIME PERFORMANCE IN 2021.

Despite the forecasted challenges for 2021, we achieved exemplary Uptime performance with an increase over target performance by approximately 2,267 hours, or 94.5 days, of additional operational productivity across the fleet, resulting in greater customer satisfaction and higher earnings. As illustrated, the formulaic performance of Uptime achieved a payout level of 185% of target and an associated weighted payout of 37% of the total target bonus opportunity for each of the Named Executive Officers.

III.  SUSTAINABILITY PERFORMANCE

Developing Our Sustainability Targets

WE RECOGNIZE THE IMPORTANCE OF SUSTAINABILITY TO OUR BUSINESS, OUR KEY STAKEHOLDERS AND OUR INDUSTRY, SO WE INTRODUCED CORPORATE SUSTAINABILITY OBJECTIVES TO THE 2021 CASH BONUS PLAN TO DRIVE PERFORMANCE ALIGNED WITH OUR LONG-TERM BUSINESS STRATEGY.

The Company is committed to executing our business responsibly, mitigating risks and creating value for our stakeholders. This means minimizing our impact to the environment, stewarding resources conscientiously, treating our workforce and surrounding community with respect and care, and innovating purposefully.

To further emphasize this commitment, we introduced a Sustainability component, comprised of the following objectives, weighted at 20%, to the 2021 Bonus Plan design. These specific objectives, scored quantitatively and evaluated qualitatively, were set by the HSES Committee and approved by the Committee for inclusion in the 2021 Bonus Plan design.

■	Personal Safety / TRIR (Total Recordable Incident Rate)
■	Process Safety (encompassed in our internal Operations Integrity program)
■	2030 Sustainability Goals Development

These 2021 Sustainability objectives were selected in support of our continuous and deliberate focus on protecting our personnel, our environment and our property from the numerous potential operating hazards endemic to our business. Further, these objectives emphasize the importance of strengthening our long-term sustainability strategy by focusing our efforts and resources on the topics of greatest importance to our business and stakeholders and defining how we will measure our performance through the decade.

Measuring Sustainability Results

In measuring performance of each ESG objective and determining the overall achievement of the Sustainability component of the 2021 Bonus Plan, the Committee employed the following corporate scorecard:

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ESG OBJECTIVES		RESULT	SCORE	WEIGHTED SCORE

PERSONAL SAFETY	Threshold: 0.33 Target: 0.26 Maximum: 0.20 TRIR is a safety metric recognized by the OSHA and is used by companies across an array of industries. TRIR is calculated based on the guidelines set by the International Association of Drilling Contractors (the “IADC”), by taking the aggregate number of occurrences of work-related injuries or illnesses that result in medical care or treatment beyond minor first aid. The result is the number of such occurrences for every 200,000 hours worked.	✓	138%	28%

PROCESS SAFETY

Complete implementation of Permit Vision (improved process combining risk assessments, isolation management, and other applications) and Barrier Vision (digital visualization of key controls integrating real-time equipment monitoring systems with dynamic barrier management) to drive effective control of work on all operating rigs.

Complete job specific Major Accident Hazard barrier management training for greater than 90% of the offshore workforce.

✓

2030 SUSTAINABILITY GOALS

Complete materiality assessment inclusive of feedback from key external stakeholders and identify material sustainability issues with a focus on business alignment, and reissue company materiality matrix.

Develop goals based on identified, material sustainability issues that are within the Company’s scope of control and that include climate and corporate Diversity, Equity and Inclusion; establish an execution roadmap and communication plan with measurable milestones and metrics that demonstrate progress.

✓+

	✓+	Exceeds Expectations (130% - 200%)
	✓	Meets Expectations (80% - 125%)
	✓-	Partially Meets Expectations (30% - 75%)
	✘	Below Expectations (0% - 25%)

Process Safety and Personal Safety achieved target performance as a result of completing the established objectives and a TRIR result of 0.26, respectively. Development of our 2030 Sustainability Goals achieved above target performance due to delivering on the established objectives, including completing an assessment on the ability to align with the Financial Stability Board’s TCFD and reporting assessment results.

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COMPENSATION DISCUSSION AND ANALYSIS

The combined performance of the 2021 Sustainability objectives resulted in a payout level of 138% of target and an associated weighted payout of 28% of the total target bonus opportunity for each of the Named Executive Officers.

OVERALL 2021 ANNUAL BONUS ACHIEVEMENT

IN 2021, WE DELIVERED STRONG ANNUAL PERFORMANCE RESULTS IN A YEAR OF CONTINUED CHALLENGES AND UNCERTAINTIES.

Our executive leadership showed exceptional discipline and commitment in managing the Company, driving the success of our business, and building long-term value, despite the significant challenges against the backdrop of an ongoing pandemic, supply chain constraints and workforce disruptions. Further, our success in delivering solid results in 2021 against the measures approved by the Committee could not have been realized without the discipline, flexibility and resilience of our dedicated workforce.

LONG-TERM INCENTIVES

THE COMMITTEE ESTABLISHES COMPETITIVE LONG-TERM INCENTIVE (“LTI”) OPPORTUNITIES FOR OUR NAMED EXECUTIVE OFFICERS THAT MOTIVATE THEM TO INCREASE TOTAL SHAREHOLDER RETURN, DRIVE LONG-TERM SUSTAINABLE VALUE AND ALIGN THE INTERESTS OF PARTICIPANTS WITH THOSE OF SHAREHOLDERS.

As we began to see some easing of the challenges and constraints confronted during the unprecedented 2020 business environment, the Committee modified the LTI compensation design to remove a performance-based cash component and revert to the Company’s historical practice of a LTI compensation design denominated and settled only in equity instruments.

To provide an appropriate balance of incentives tied to performance, two types of long-term equity instruments were used in 2021: Performance Units (“PSUs”) and Restricted Share Units (“RSUs”), each weighted at 50%.

This LTI mix was designed to ensure that a minimum of 50% of total LTI is conveyed through performance-based awards. RSUs were included in the incentive mix to reinforce a direct relationship to the shareholder experience and to promote ownership of Company equity. Both instruments were also designed to be retentive in nature through extended performance and vesting periods.

The following LTI award values were delivered to our Named Executive Officers in 2021.

EXECUTIVE	2021 LTI TARGET VALUE (U.S. $)
Mr. Thigpen	7,500,000
Mr. Mey	2,700,000
Mr. Adamson	2,275,000
Mr. Davis	2,150,000
Mr. Long	2,000,000

PERFORMANCE UNITS (PSU)

The target award value of the 2021 PSU grants to each of the Named Executive Officers was weighted at 50% of each officer’s total 2021 LTI target award value and measured against both relative and absolute performance. Each PSU granted represents one share and is earned based on performance achievement during the three-year performance period from January 1, 2021 through December 31, 2023.

Relative Performance One-half of the total 2021 PSU grant value is based on the Company’s three-year TSR performance relative to the TSR performance of the members of the Company’s Performance Peer Group over the performance cycle. The actual number of PSUs earned at the completion of the performance cycle will be

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determined based on the Company’s ordinal ranking of three-year TSR performance. Payout potential ranges from 0% to 200% of target award value.

In recognition of the importance of shareholder alignment, the Committee capped the earning of PSUs at target if the Company’s absolute TSR during the performance period is less than negative 15%. The Committee set the cap at this level to ensure that management does not benefit disproportionately from shareholder returns that are more than marginally negative. Additionally, the Committee has applied a price cap such that if the fair market value of a share exceeds $20 on the date the Committee makes a determination with respect to achievement of TSR performance over the performance cycle (such date the “determination date”), the number of PSUs that would have been earned will be reduced by multiplying such number of PSUs by a fraction, the numerator of which is $20 and the denominator of which is the fair market value of a share on the determination date. The Committee set this price cap to prevent an unintended compensation windfall.

Absolute Performance For the 2021 PSU grant, the Committee established an absolute measure and concluded Liquidity to be the most meaningful metric, given its importance to all stakeholders in the current market conditions in further emphasizing the prudent management of debt and cash generation. Therefore, one-half of the total 2021 PSU grant value is based on the Company’s absolute Liquidity performance.

Due to forecasting and planning challenges resulting from market volatility, the Committee decided that absolute Liquidity performance will be measured over three 12-month performance periods, with targets set annually at the beginning of each calendar year, and maximum and threshold values will be set at +/- 12.5% of target value. At the conclusion of the three-year period, achieved performance in each of the three 12-month performance cycles will be averaged to determine earned achievement.

Upon completion of the 2021-2023 PSU performance cycle, the Committee will determine final payout levels, if any, and shares will be distributed to the Named Executive Officers, along with a cash payment equal to any dividends or equivalents for earned shares that may have accrued during the performance cycle.

RESTRICTED SHARE UNITS (RSU)

The target award value of the 2021 RSU grants to each of the Named Executive Officers was weighted at 50% of each officer’s total 2021 LTI target award value.

Time-vested RSUs were granted to all Named Executive Officers as part of the 2021 annual long-term incentive grants. Each RSU represents one share and the RSUs vest over a three-year schedule (ratably one-third each year), contingent upon continued service.

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COMPENSATION DISCUSSION AND ANALYSIS

LONG-TERM PERFORMANCE COMPENSATION EARNED IN 2021

In 2022, the Committee evaluated final performance achievement for the following two awards with performance periods that concluded on December 31, 2021:

1.	TSR performance relative to a 13-member peer group established for the three-year performance period from January 1, 2019 through December 31, 2021.

The Company’s relative ranking was determined to be the eighth of 13, resulting in PSU performance achievement of 83% of target.

However, due to the effects of the industry downturn and the COVID-19 pandemic on the Company’s share price, only 21% of the target award value of the PSUs granted in 2019 was earned.

The schedule above illustrates the estimated 21% realized value of the CEO’s 2019 PSU award at 83.3% achieved performance, relative to the expected target value at grant; and

2.	EBITDA Margin performance relative to a six-member peer group established for the 18-month performance period from July 1, 2020 through December 31, 2021.

The Company’s ranking was determined to be first relative to the six-member peer group of offshore drilling companies, resulting in Performance Cash Award achievement of 150% of target. The peer group of companies consisted of:

■	Noble Corporation plc.
■	Pacific Drilling SA
■	Seadrill Ltd.
■	The Drilling Company of 1972 A/S
■	Valaris plc.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Employment agreements with our Executive Management Team comply with the Swiss Minder Ordinance, which prohibits the payment of severance benefits to members of the Executive Management Team. Other than the individual compensation terms applicable for each executive, the same basic form of employment agreement was used for Named Executive Officers with agreements.

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COMPENSATION DISCUSSION AND ANALYSIS

INDIRECT COMPENSATION

In addition to base salary, annual and long-term incentive compensation, we offer limited indirect compensatory arrangements to our executives. These indirect elements of executive compensation are not performance-based and are offered as part of the overall compensation package to ensure that the package is competitive with other companies with which we compete for talent. Below is a summary of the indirect elements of compensation for our Named Executive Officers.

HEALTH, WELFARE AND RETIREMENT

Our Named Executive Officers are eligible for Company-wide benefits on substantially the same basis as other full-time employees, including savings, pension, medical and life insurance benefits. Our Named Executive Officers also receive a supplemental life insurance benefit equal to four times base salary capped at a maximum of U.S. $4 million. In addition, we make a supplemental non-qualified defined contribution restoration plan available to employees (including the Named Executive Officers) to compensate for benefits that are capped due to U.S. Internal Revenue Service limits on qualified retirement plans.

PERQUISITES

The Committee eliminated all executive perquisites for our Named Executive Officers, effective January 1, 2017. As a result, none of our Named Executive Officers received perquisites in 2021.

POST-EMPLOYMENT COMPENSATION

We believe that the competitive marketplace for executive talent and our desire to retain our Executive Officers require us, subject to compliance with applicable law, to provide our Executive Officers with a severance package. Each of our Executive Officers who are not members of our Executive Management Team is eligible to receive severance benefits in the event the Company chooses to terminate the Executive Officer without cause. Subject to the Committee’s approval, the benefits provided in the event of an involuntary termination under the terms of our Executive Severance Benefit Policy include a cash severance benefit limited to 52 weeks of base salary; a pro rata share of the termination year’s award under the Bonus Plan for such executive; treatment of outstanding long-term incentive awards as provided for in the terms and conditions of each award (as more fully described under “Executive Compensation—Potential Payments Upon Termination or Change of Control”); and outplacement services not to exceed 5% of the base salary of the executive.

We also believe that the interests of our shareholders are served by including a double-trigger change-in-control provision in the Bonus Plan and the Long-Term Incentive Plan for Named Executive Officers who would be integral to the success of, and are most likely to be impacted by, a change of control the Company. By requiring two triggering events to occur, we believe that those Executive Officers who remain with the Company through a change of control will be appropriately focused on the success of the combined enterprise while those who depart because of a change of control will be appropriately compensated. The types of payments that will be made to our executives, along with estimated values as of December 31, 2021, are described under “Executive Compensation-Potential Payments Upon Termination or Change of Control.”

The Committee periodically reviews severance packages offered to the Executive Officers that are not part of our Executive Management Team to ensure the benefits are aligned with prevailing market practices. For a Named Executive Officer to receive the benefits described above, the Named Executive Officer must first sign a release of all claims against the Company and enter into a non-competition, non-solicitation, and confidentiality agreement covering our trade secrets and proprietary information.

The Minder Ordinance prohibits certain types of compensation payments to members of the Executive Management Team, including severance payments in any form. Therefore, members of the Executive Management Team are not eligible to participate in the Executive Severance Benefit Policy.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Governance, Policy and Practice

The Committee is responsible for the executive compensation program design and decision-making process. The Committee solicits input from independent members of the Board of Directors, the Chief Executive Officer, other members of management, and the independent compensation consultant to assist with its responsibilities. The following summarizes the roles of each of the key participants in the executive compensation decision-making process.

COMPENSATION COMMITTEE

The Committee is composed solely of members of the Board of Directors who

(i)	are not employees of the Company, and
(ii)	meet the independence requirements of the NYSE.

The Committee acts on behalf of our Board to establish the executive compensation philosophy and oversee our executive compensation and long-term incentive programs. Specifically, the Committee is responsible for:

■	Reviewing and approving the target and actual compensation paid to, and the benefits received by, our Executive Officers;
■	Recommending focus areas for our Chief Executive Officer for approval by the members of our Board of Directors who meet the independence and experience requirements set forth in the Committee charter;
■

Evaluating all aspects of our Chief Executive Officer’s performance in light of these focus areas (with the participation of all non-executive members of the Board of Directors) and setting our Chief Executive Officer’s compensation based on this evaluation as well as a review of compensation practices in the competitive market;

■

Establishing and approving our executive compensation plans and arrangements to provide benefits to our Executive Officers in accordance with the goals and objectives of the Company, as established by the Board of Directors;

■	Administering the Company’s LTI plans, including determining plan eligibility and approving individual awards for all plan participants;
■	Administering the Company’s Performance Award and Cash Bonus Plan and approving individual awards for all Executive Officers;
■

Considering and approving executive employment and, to the extent permissible under Swiss law, severance agreements or other contractual agreements that may be entered into with our Executive Officers (that shall not include “single-trigger” change-in-control agreements);

■	Engage with our shareholders to review and consider their feedback on executive compensation design;
■

Reviewing and discussing this Compensation Discussion and Analysis, the Company’s Swiss statutory compensation report and maximum aggregate compensation limits for the Board of Directors and members of the Executive Management Team with our management and, based upon such review and discussion, recommending to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement for our Annual General Meeting or our annual report, as applicable; and

■	Assessing the risks associated with the Company’s compensation arrangements.

The Committee makes all compensation decisions and approves all share-based awards for the Named Executive Officers and other Executive Officers. The Committee may exercise its discretion in modifying any compensation element to any Executive Officer, including reducing or increasing the payment amount for one or more components of such awards.

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COMPENSATION DISCUSSION AND ANALYSIS

During 2021, the Compensation Committee consisted of the following directors: Glyn A. Barker (Chair), Vanessa C.L. Chang, and Samuel J. Merksamer.

INDEPENDENT COMPENSATION CONSULTANT

To assist in discharging its responsibilities and to ensure that we are continually reviewing and evolving our compensation programs with competitive market standards, the Committee engaged an independent executive compensation consulting firm, Pay Governance LLC (“Pay Governance”), that advised the Committee on executive compensation matters in 2021.

In order to preserve the independence of the Committee’s compensation consultant and avoid the appearance of an impairment of such independence, the Committee adopted a policy that any compensation consultant to the Committee may not provide other services to the Company in excess of U.S. $100,000. Neither Pay Governance nor any of its affiliates provided the Company with any other services in 2021. In May 2021, the Committee assessed whether the work of Pay Governance for the Committee during 2021 raised any conflict of interest by conducting a review of several independence factors, which included the factors set forth under Rule 10C-1 of the Exchange Act. The Committee concluded that no conflict of interest was raised that would prevent Pay Governance from independently advising the Committee.

In advising the Committee, the compensation consultant reports to and acts at the direction of the Committee. The Committee directs the compensation consultant in the performance of its duties under its engagement to provide certain guidance on an ongoing basis, including:

In advising the Committee, the compensation consultant reports to and acts at the direction of the Committee. The Committee directs the compensation consultant in the performance of its duties under its engagement to provide certain guidance on an ongoing basis, including:

■	Expertise on compensation strategy and program design;
■	Information relating to the selection of the Company’s peer groups;
■	Relevant market data and alternatives to consider when making compensation decisions;
■	Assistance in establishing and updating annual and long-term incentive guidelines;
■	Periodic reviews of the total executive compensation program;
■	Regular assessment of realizable pay-for-performance; and
■	Support and advice as the Committee conducts its analysis of and makes its decisions regarding executive compensation.

The Committee does not necessarily adopt all recommendations made by the compensation consultant but uses the consultant’s work as a reference in exercising its own judgment with respect to its own executive compensation actions and decisions.

The compensation consultant participates in every meeting of the Committee and meets privately with the Committee at the Committee’s request. Our management provides information to the consultant but does not direct or oversee its activities with respect to our executive compensation program.

OTHER ADVISORS

From time-to-time, management engages other advisors to assist in providing advice to the Committee. Such advisors have included, among others, an outside law firm to provide advice regarding various legal issues, financial analysts to examine relevant performance metrics and an outside actuarial firm to evaluate benefit programs. The Committee evaluates these advisors for independence, when retained. No advisors other than Pay Governance were hired in 2021.

MANAGEMENT

Our Chief Executive Officer annually reviews the competitive pay position and the performance of each member of senior management other than himself. Our Chief Executive Officer’s conclusions and recommendations, including base salary adjustments and award amounts for the current year and target annual award amounts

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COMPENSATION DISCUSSION AND ANALYSIS

for the next year under our Bonus Plan (other than for himself), are presented to the Committee. The Committee makes all compensation decisions and approves all share-based awards for the Named Executive Officers and other Executive Officers.

The Committee may exercise its discretion in modifying any compensation element to any Executive Officer, including reducing or increasing the payment amount for one or more components of such awards.

Officers and other employees in our Human Resources Department assist our Chief Executive Officer with his recommendations and develop and present other recommendations regarding compensation to the Committee as needed. Our officers and other employees participate in Committee discussions in an informational and advisory capacity and have no authority in the Committee’s decision-making process.

SHARE OWNERSHIP GUIDELINES FOR EXECUTIVES

WE BELIEVE IT IS IMPORTANT FOR OUR NAMED EXECUTIVE OFFICERS TO BUILD AND MAINTAIN AN APPROPRIATE EQUITY STAKE IN THE COMPANY.

The Company’s share ownership guidelines for Named Executive Officers are intended to further align executives’ interests with the interests of our shareholders. Under these guidelines, Named Executive Officers must retain 50% of any shares that vest (net of tax shares) until the ownership guidelines are met. Each of our Named Executive Officers must own an amount of shares equivalent to the following:

CEO	6x	Base Pay
President and/or Executive Vice President	3x	Base Pay
Senior Vice President	2x	Base Pay
Vice President	1x	Base Pay

Compliance with this policy is reviewed by the Committee, and executives must certify their compliance on an annual basis. The Committee may exercise its discretion in response to any non-compliance of this policy. The Committee determined that all executives were in compliance with these requirements in 2021.

EXECUTIVE COMPENSATION RECOUPMENT/CLAWBACK POLICY

Under the Incentive Compensation Recoupment Policy, the Company is authorized to recover or adjust both cash and equity incentive compensation to the extent the Committee determines that payments or awards have exceeded the amount that would otherwise have been received, due to a restatement of financial results or if the Committee determines that an executive has engaged in, or has knowledge of, and fails to prevent or disclose, fraud or intentional misconduct pertaining to any financial reporting requirement. Further, the Committee has established terms and conditions for equity awards providing that awards may be forfeited in the event an executive’s conduct is in violation of human resource or legal compliance and ethics policies, including our Code of Integrity.

NO HEDGING OR PLEDGING OF COMPANY SHARES

We have a policy that prohibits any employee, officer or director of the Company from engaging in short-term or speculative transactions in the Company’s securities. It, therefore, is the Company’s policy that employees, officers and directors and their family members or wholly-owned businesses not engage in any of the following transactions with respect to the Company’s securities:

■	Short sales;
■	Publicly traded options;
■	Hedging transactions; and

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COMPENSATION DISCUSSION AND ANALYSIS

■	Margin accounts and pledging.

Our Executive Officers and directors must certify compliance with the hedging and pledging provisions of our Insider Trading Policy on an annual basis, and all have done so.

USE OF TALLY SHEETS

The Committee reviews compensation tally sheets, prepared by management, that present comprehensive data on the total compensation and benefits package for each of our Named Executive Officers. Tally sheets include all current compensation obligations, as well as additional analyses with respect to payments at hypothetical terminations to consider the Company’s obligations under such circumstances. The Committee does not use the tally sheets to determine the various elements of compensation or the actual amounts of compensation to be approved but, rather, to evaluate the Company’s obligations under the various programs.

Tax Impact on Compensation

Section 162(m) of the Internal Revenue Code limits the annual tax deduction to U.S. $1 million for compensation paid by a publicly held company to its chief executive officer, its chief financial officer, and each of the company's three other most highly compensated named executive officers. Although the deductibility of compensation is a consideration evaluated by the Committee, we believe that the lost deduction on compensation payable in excess of the U.S. $1 million limitation is not material relative to the benefit of being able to attract and retain talented management. We have awarded compensation that might not be fully tax deductible when such grants were nonetheless in the best interest of the Company and our shareholders after taking into consideration changing business conditions, the executive’s individual performance and/or changes in specific job duties and responsibilities. Accordingly, the Committee will continue to retain the discretion to pay compensation that is subject to the U.S. $1 million deductibility limit.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the above Compensation Discussion and Analysis be included in this proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE

Glyn A. Barker, Chair Vanessa C.L. Chang Samuel J. Merksamer

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by the Company for the fiscal year ended December 31, 2021, to each of our Chief Executive Officer, Chief Financial Officer and the next three most highly compensated Executive Officers, who are collectively referred to herein as our Named Executive Officers.

							CHANGE IN
							PENSION
							VALUE AND
						NON-EQUITY	NONQUALIFIED
						INCENTIVE	DEFERRED
				STOCK	OPTION	PLAN	COMPENSATION	ALL OTHER
NAME AND		SALARY	BONUS	AWARDS(1)	AWARDS(1)	COMPENSATION(2)	EARNINGS(3)	COMPENSATION(4)	TOTAL
PRINCIPAL POSITION	YEAR	($)	($)	($)	($)	($)	($)	($)	($)
Jeremy D. Thigpen	2021	1,000,000	―	7,669,712	—	4,700,000	―	345,646	13,715,358
President and Chief	2020	1,000,000	―	2,991,546	—	2,200,000	―	300,258	6,491,804
Executive Officer	2019	1,000,000	―	5,183,471	1,762,964	1,775,000	―	215,517	9,936,952
Mark L. Mey	2021	760,000	―	2,761,096	—	2,016,040	―	211,855	5,748,991
Executive Vice President	2020	760,000	―	1,153,881	—	1,136,960	―	187,192	3,238,031
and Chief Financial Officer	2019	760,000	―	1,999,336	680,001	917,320	―	143,246	4,499,902
Keelan I. Adamson	2021	644,129	―	2,326,476	—	1,529,040	―	164,643	4,664,289
Executive Vice President	2020	600,000	―	897,464	—	792,000	221,962	142,466	2,653,891
and Chief Operations	2019	600,000	―	1,332,884	453,333	639,000	234,061	104,461	3,363,739
Officer
Howard E. Davis	2021	550,000	―	2,198,650	—	1,479,000	―	145,562	4,373,212
Executive Vice President	2020	550,000	―	918,832	—	726,000	―	129,802	2,324,634
and Chief Administrative	2019	550,000	―	1,592,062	541,481	585,750	―	101,687	3,370,980
and Information Officer
Brady K. Long	2021	550,000	―	2,045,257	—	1,411,500	―	148,278	4,155,035
Executive Vice President	2020	550,000	―	854,726	—	726,000	―	131,861	2,262,589
and General Counsel	2019	550,000	―	1,480,998	503,705	585,750	―	104,033	3,224,486

(1)    These amounts represent the aggregate grant date fair value of performance share units and restricted share units granted in each year as shown in the “Grants of Plan-Based Awards for 2021” table and computed in accordance with the provisions of FASB ASC Topic 718. Regarding assumptions underlying the valuation of these equity awards, please see Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)    These amounts represent payments under the following types of cash incentive awards:

Named Executive Officer	2021 STI Annual Cash Bonus - Reportable for 2021	2020 LTI Cash Performance Award - Reportable for 2021
Mr. Thigpen	$1,550,000	$3,150,000
Mr. Mey	$801,040	$1,215,000
Mr. Adamson	$599,040	$930,000
Mr. Davis	$511,500	$967,500
Mr. Long	$511,500	$900,000

The amounts shown under 2020 LTI Cash Performance Award above reflect awards granted in 2020 that are required to be disclosed in the Summary Compensation Table as part of 2021 compensation pursuant to applicable disclosure rules. See “Compensation Discussion and Analysis 2021 Compensation Program Overview,” for additional context regarding the 2020 LTI Cash Performance Award.

(3)    These amounts represent the change in value during the 12-month period ending on December 31 of each year. There are no nonqualified deferred compensation earnings included in this column because no Named Executive Officers received above-market or preferential earnings on such compensation during 2021, 2020 or 2019.

(4)    All Other Compensation for 2021 includes company matching contributions of $29,000 to the account of each NEO under the U.S. 401(k) Savings Plan; company matching contributions under the Savings Restoration Plan in the following amounts: Mr. Thigpen, $291,000; Mr. Mey $160,696; Mr. Adamson $114,613; Mr. Davis, $98,600; and Mr. Long $98,600; and company-paid benefits in the following amounts: Mr. Thigpen $25,646; Mr. Mey $22,159; Mr. Adamson $21,030; Mr. Davis, $17,962; and Mr. Long $20,678.

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EXECUTIVE COMPENSATION

Grants of Plan-Based Awards for 2021

The following table provides information concerning the annual performance bonus and long-term incentive awards made to each of the Named Executive Officers in the fiscal year ended December 31, 2021.

										ALL OTHER
									ALL OTHER	OPTION		GRANT
									STOCK	AWARDS:		DATE
									AWARDS:	NUMBER OF		FAIR
			ESTIMATED FUTURE PAYOUTS						NUMBER	SHARES OF	EXERCISE	VALUE OF
			UNDER NON-EQUITY			ESTIMATED FUTURE PAYOUTS UNDER			OF SHARES	SECURITIES	PRICE OF	STOCK AND
			INCENTIVEPLAN AWARDS(1)			EQUITY INCENTIVE PLAN AWARDS(2)			OF STOCK	UNDERLYING	OPTION	OPTION
	TYPE OF	GRANT	THRESHOLD	TARGET	MAXIMUM	THRESHOLD	TARGET	MAXIMUM	OR UNITS(3)	OPTIONS(3)	AWARDS	AWARDS(4)
	AWARD	DATE	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($)	($)
Jeremy D. Thigpen	AIP		—	1,250,000	2,500,000
	PSU	2/12/2021					1,034,316	2,068,632				3,821,884
	RSU	2/12/2021							1,086,957			3,847,828
Mark L. Mey	AIP		—	646,000	1,292,000
	PSU	2/12/2021					372,354	744,708				1,375,879
	RSU	2/12/2021							391,304			1,385,216
Keelan I. Adamson	AIP		—	483,097	966,194
	PSU	2/12/2021					313,742	627,484				1,159,303
	RSU	2/12/2021							329,710			1,167,173
Howard E. Davis	AIP		—	412,500	825,000
	PSU	2/12/2021					296,504	593,008				1,095,607
	RSU	2/12/2021							311,594			1,103,043
Brady K. Long	AIP		—	412,500	825,000
	PSU	2/12/2021					275,818	551,636				1,019,171
	RSU	2/12/2021							289,855			1,026,087

(1)    These amounts represent the potential payout opportunities to the Named Executive Officers for the 2021 performance period under the Performance Award and Cash Bonus Plan. There is no payout at or below threshold under this plan for 2021. Actual amounts earned by the Named Executive Officers under the plan are reported in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table.” For more information regarding the Performance Award and Cash Bonus Plan, including the performance targets used for 2021, see Compensation Discussion Analysis—Annual Performance Bonus.

(2)    The February 12, 2021 performance share unit award is subject to a 36-month performance period beginning January 1, 2021 and ending December 31, 2023. The actual number of performance units received will be determined in the first 60 days of 2024 and is contingent on the Company’s performance in total shareholder return relative to the Performance Peer Group and absolute liquidity relative to annual targets set by the compensation committee at the beginning of each year of the performance measurement period. Any earned shares will vest on December 31, 2023. The amounts shown under the Maximum column represent the payout level of 200%. There is no payout at or below threshold level under this plan for 2021.

(3)    These amounts represent the number of time-vested restricted share units granted to the Named Executive Officers under the long-term incentive plans. The units vest in one-third increments over an approximate 36-month period commencing on February 12, 2021. The first installment vested on March 1, 2022, and the other installments will vest on March 1, 2023, and March 1, 2024.

(4)    These amounts represent the grant date fair value of these awards computed in accordance with FASB ASC Topic 718. The 2021 performance share unit fair value is calculated using the Monte Carlo simulation to value total shareholder return at the share price on the date of grant.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at Year-End 2021

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2021, for the Named Executive Officers.

									EQUITY
								EQUITY	INCENTIVE PLAN
								INCENTIVE	AWARDS:
								PLAN AWARDS:	MARKET OR
		NUMBER OF	NUMBER OF			NUMBER OF	MARKET VALUE	NUMBER OF	PAYOUT VALUE
		SECURITIES	SECURITIES			SHARES OR	OF SHARES	UNEARNED	OF UNEARNED
		UNDERLYING	UNDERLYING			UNITS OF	OR UNITS OF	SHARES, UNITS,	SHARES, UNITS,
		UNEXERCISED	UNEXERCISED	OPTION		STOCK THAT	STOCK THAT	OTHER RIGHTS	OTHER RIGHTS
		OPTIONS	OPTIONS	EXERCISE	OPTION	HAVE NOT	HAVE NOT	THAT HAVE NOT	THAT HAVE NOT
	Grant	(#)	(#)	PRICE	EXPIRATION	VESTED(2)(3)(4)	VESTED(7)	VESTED(5)(6)	VESTED(7)
NAME	Date	EXERCISABLE(1)	UNEXERCISABLE(1)	($/SHARE)	DATE	(#)	($)	(#)	($)
Jeremy D. Thigpen	2/11/2016	233,957	—	8.61	2/10/2026
	2/10/2017	217,618	—	13.35	2/9/2027
	2/8/2018	219,298	—	9.18	2/7/2028
	2/7/2019	144,033	144,033	8.35	2/6/2029
	2/7/2019					67,205	185,486
	5/8/2020					727,273	2,007,273
	2/12/2021					1,086,957	3,000,001
	2/7/2019							324,977	896,937
	5/8/2020							818,182	2,258,182
	2/12/2021							1,034,316	2,854,712
Mark L. Mey	2/11/2016	98,039	—	8.61	2/10/2026
	2/10/2017	94,011	—	13.35	2/9/2027
	2/8/2018	84,586	—	9.18	2/7/2028
	2/7/2019	55,555	55,566	8.35	2/6/2029
	2/7/2019					25,922	71,545
	5/8/2020					280,519	774,232
	2/12/2021					391,304	1,079,999
	2/7/2019							125,348	345,960
	5/8/2020							315,584	871,012
	2/12/2021							372,354	1,027,697
Keelan I. Adamson	2/17/2012	8,455	—	50.79	2/16/2022
	2/14/2013	15,767	—	59.30	2/13/2023
	2/11/2016	44,118	—	8.61	2/10/2026
	2/10/2017	46,657	—	13.35	2/9/2027
	2/8/2018	41,980	—	9.18	2/7/2028
	2/7/2019	37,037	37,037	8.35	2/6/2029
	2/7/2019					17,281	47,696
	5/8/2020					218,182	602,182
	2/12/2021					329,710	910,000
	2/7/2019							83,565	230,639
	5/8/2020							245,455	677,456
	2/12/2021							313,742	865,928
Howard E. Davis	2/11/2016	73,529	—	8.61	2/10/2026
	2/10/2017	74,861	—	13.35	2/9/2027
	2/8/2018	67,356	—	9.18	2/7/2028
	2/7/2019	44,238	44,239	8.35	2/6/2029
	2/7/2019					20,642	56,972
	5/8/2020					223,377	616,521
	2/12/2021					311,594	859,999
	2/7/2019							99,814	275,487
	5/8/2020							251,299	693,585
	2/12/2021							296,504	818,351
Brady K. Long	2/11/2016	58,489	—	8.61	2/10/2026
	2/10/2017	69,638	—	13.35	2/9/2027
	2/8/2018	62,656	—	9.18	2/7/2028
	2/7/2019	41,152	41,153	8.35	2/6/2029
	2/7/2019					19,202	52,998
	5/8/2020					207,792	573,506
	2/12/2021					289,855	800,000
	2/7/2019							92,851	256,269
	5/8/2020							233,766	645,194
	2/12/2021							275,818	761,258

(1)    Each option award has a 10-year term and vests in one-third increments beginning on the first anniversary of the grant date.

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EXECUTIVE COMPENSATION

(2)    Restricted share units granted on February 7, 2019; one-third vested on each of March 1, 2020, 2021 and 2022.

(3)    Restricted share units granted on May 8, 2020; one-third vested each of May 8, 2021 and March 1, 2022 and one-third will vest on March 1, 2023.

(4)    Restricted share units granted on February 12, 2021; one-third vested on March 1, 2022, and one-third will vest on each of March 1, 2022 and 2023.

(5)    Performance share units granted in 2019 and 2021 are subject to a three-year performance period ending on December 31, 2021 and December 31, 2023, respectively. Performance share units granted in 2020 are subject to a 33-month performance period beginning April 1, 2020 and ending December 31, 2022. The actual number of performance share units received will be determined in the first 60 days following the end of the performance period and is contingent on our performance as determined by comparing our total shareholder return relative to the Performance Peer Group and absolute liquidity relative to annual targets. Any shares earned will vest the day following the last day of the performance period. For more information regarding long-term incentive plans, please see Compensation Discussion and Analysis—Long-Term Incentives.

(6)    Performance share units are listed at the targeted number of units.

(7)    For purposes of calculating the amounts in these columns, the closing price of our shares on the NYSE on December 31, 2021, of $2.76 was used.

Option Exercises and Shares Vested for 2021

The following table sets forth certain information with respect to the exercise of options and the vesting of RSUs and PSUs, as applicable, during 2021 for the Named Executive Officers.

	NUMBER OF SHARES	VALUE	NUMBER OF	VALUE
	ACQUIRED ON	REALIZED ON	SHARES ACQUIRED	REALIZED ON
	EXERCISE	EXERCISE	ON VESTING	VESTING(1)
NAME	(#)	($)	(#)	($)
Jeremy D. Thigpen	—	—	714,595	2,804,867
Mark L. Mey	—	—	286,045	1,081,882
Keelan I. Adamson	—	—	185,860	711,683
Howard E. Davis	—	—	227,775	861,493
Brady K. Long	—	—	211,884	801,390

(1)    Value realized on vesting is calculated by multiplying the closing price of our shares on the NYSE on the date of release by the number of gross shares that were released on such date, including any shares subsequently withheld in satisfaction of requisite tax withholding.

Transocean 2022    P-101    Proxy Statement

EXECUTIVE COMPENSATION

Pension Benefits for 2021

We maintain the following pension plans for executive officers and other employees that provide for post-retirement income based on age and years of service:

■	Transocean Savings Restoration Plan
■	Transocean U.S. Retirement Plan
■	Transocean Pension Equalization Plan

The following table and narrative disclosure set forth certain information with respect to pension benefits payable to the Named Executive Officers pursuant to these plans:

		NUMBER OF	PRESENT
		YEARS	VALUE OF	PAYMENTS
		CREDITED	ACCUMULATED	DURING
		SERVICE	BENEFIT	2021
NAME	PLAN NAME	(#)	($)	($)
Jeremy D. Thigpen	Transocean Savings Restoration Plan	7	1,285,863	—

Mark L. Mey	Transocean Savings Restoration Plan	7	722,434	—
				—
Keelan I. Adamson	Transocean Savings Restoration Plan	7	412,793
	Transocean U.S. Retirement Plan	10	577,107	—
	Transocean Pension Equalization Plan	10	561,729

Howard E. Davis	Transocean Savings Restoration Plan	6	412,312	—

Brady K. Long	Transocean Savings Restoration Plan	6	364,566	—

Transocean Savings Restoration Plan

The Company maintains the Transocean Savings Restoration Plan, a nonqualified, unfunded, defined contribution plan for key management employees who earn compensation in excess of certain limits in the Internal Revenue Code. All Named Executive Officers participate in this plan. Effective January 1, 2017, all participants in this plan are fully vested. The plan provides that eligible participants receive an annual contribution equal to 10% (or such other percentage as determined by the administrative committee) of the compensation earned in a particular calendar year that is in excess of the Internal Revenue Code limits. Compensation considered under this plan includes basic salary and annual performance bonus. A participant must be employed on the last day of the calendar year in order to receive a contribution for a particular year. Benefits are payable upon a participant’s termination of employment, or six months after termination in the case of certain officers.

Transocean U.S. Retirement Plan

The Transocean U.S. Retirement Plan is a tax-qualified pension plan. Benefit accruals under this plan were frozen effective as of December 31, 2014. Mr. Adamson is the only Named Executive Officer who participates in this plan.

The purpose of the plan is to provide post-retirement income benefits to employees in recognition of their long-term service to the Company. Benefits available to executives are no greater than those offered to non-executive participants. The plan is funded through cash contributions made by the Company based on actuarial valuations and regulatory requirements. Employees working for the Company in the U.S. are fully vested after completing five years of eligible employment. Employees earn the right to receive a benefit upon retirement at the normal retirement age of 65 or upon early retirement (age 55 or older with five years of service).

Transocean 2022    P-102    Proxy Statement

EXECUTIVE COMPENSATION

Furthermore, employees earn the right to receive a benefit if they are active employees and age 65 or older (with five years of service).

The elements of compensation included in computing the retirement benefit are basic salary and annual performance bonuses earned prior to January 1, 2015. Retirement benefits are calculated as (i) the sum of 1% of the employee’s compensation for each calendar year (or partial year) of employment, divided by (ii) twelve.

Certain assumptions and calculation methods were used to determine the values of the pension benefits disclosed in the “Pension Benefits for 2021” table above. In particular, monthly accrued pension benefits, payable at age 65, were determined as of December 31, 2021. The present value of these benefits was calculated based on assumptions used in the Company’s financial statements for 2021.

Transocean Pension Equalization Plan

The Pension Equalization Plan (“PEP”) is a nonqualified, unfunded, noncontributory pension plan that was frozen effective December 31, 2014. Mr. Adamson is the only Named Executive Officer with a frozen benefit in the PEP.

Certain employees are eligible to receive a benefit under the PEP if the level of their compensation prior to January 1, 2015, would otherwise cause them to exceed the Internal Revenue Code compensation limitations imposed on the Transocean U.S. Retirement Plan. The purpose of the PEP is to provide supplemental post-retirement income in recognition of service to the Company. Benefits are payable upon a participant’s termination of employment, or six months after termination in the case of certain officers.

The plan recognizes the same forms of compensation and the same formula used to calculate the plan benefit as the Transocean U.S. Retirement Plan however, earnings are not limited to the pay cap under the Internal Revenue Code Section 401(a)(17) (U.S. $260,000 in 2014 when the PEP was frozen). Benefits are not earned until the individual has five years of credited service with the Company.

Certain assumptions and calculation methods were used to determine the values of the pension benefits disclosed in the “Pension Benefits for 2021” table above. In particular, monthly accrued pension benefits, payable at age 65, were determined as of December 31, 2021. The present value of these benefits was calculated based on assumptions used in the Company’s financial statements for 2021.

Transocean 2022    P-103    Proxy Statement

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change of Control

The following table summarizes the treatment of outstanding awards as provided in the terms and conditions of each award.

EVENT	CONSEQUENCES
Voluntary not-for-cause termination

Restricted Share Units, Performance Share Units, Performance Cash and Stock Options – executive’s right to unvested portion of award terminates immediately; vested and outstanding stock options will remain exercisable for 60 days following termination (or until expiration, if sooner)

Involuntary not-for-cause termination or Retirement

Restricted Share Units – prorated portion of award vests

Performance Share Units and Performance Cash – prorated portion of award vests based on actual performance after the performance period ends

Stock Options – unvested portion of award terminates immediately; vested and outstanding will remain exercisable for one year following termination (or until option expiration, if sooner)

Termination due to Death or Disability

Restricted Share Units – award vests

Performance Share Units and Performance Cash – prorated portion of award vests based on actual performance after the performance period ends

Stock Options – award vests and all vested and outstanding will remain exercisable for one year following termination (or until option expiration (or until option expiration, if sooner)

Involuntary termination not-for-cause after a Change of Control

Restricted Share Units – award vests

Performance Share Units and Performance Cash – award vests based on target performance

Stock options – awards vest and all vested and outstanding will remain exercisable for one year following termination (or until option expiration, if sooner)

The following table sets forth certain information with respect to compensation that would be payable to the Named Executive Officers as of December 31, 2021, upon a variety of termination scenarios. It does not include benefits that are generally available to salaried employees on a non-discriminatory basis, including payments that would be made under the Company’s life and disability insurance plans, and unused vacation days.

Transocean 2022    P-104    Proxy Statement

EXECUTIVE COMPENSATION

As of December 31, 2021, the Named Executive Officers of the Company were eligible for the Executive Severance Benefit Policy. However, members of the Executive Management Team are further subject to the full limitations of the Minder Ordinance regarding severance.

		CASH	NON-EQUITY			RETIREMENT
		SEVERANCE	INCENTIVE		OPTION	PLAN
		PAYMENT(2)	COMPENSATION(3)	STOCK AWARDS(4)	AWARDS(5)	BENEFIT(6)	TOTAL
NAME	TRIGGERING EVENT(1)	($)	($)	($)	($)	($)	($)
Jeremy D. Thigpen	Voluntary Not-for-Cause	―	―	―	—	1,285,863	1,285,863
	Involuntary Not-for-Cause	―	1,550,000	10,375,704	—	1,285,863	13,211,567
	Retirement	―	1,550,000	10,375,704	—	1,285,863	13,211,567
	Death (7)	―	1,550,000	12,328,661	—	1,285,863	15,164,524
	Disability(7)	―	1,550,000	12,328,661	—	1,285,863	15,164,524
	Change of Control	―	1,550,000	13,460,774	—	1,285,863	16,296,637
Mark L. Mey	Voluntary Not-for-Cause	―	―	―	—	722,434	722,434
	Involuntary Not-for-Cause	―	801,040	3,930,309	—	722,434	5,453,783
	Retirement	―	801,040	3,930,309	—	722,434	5,453,783
	Death (7)	―	801,040	4,646,645	—	722,434	6,170,119
	Disability(7)	―	801,040	4,646,645	—	722,434	6,170,119
	Change of Control	―	801,040	5,041,457	—	722,434	6,564,932
Keelan I. Adamson	Voluntary Not-for-Cause	―	―	―	—	974,522	974,522
	Involuntary Not-for-Cause	―	599,040	3,082,462	—	974,522	4,656,024
	Retirement	―	599,040	3,082,462	—	974,522	4,656,024
	Death (7)	―	599,040	3,672,707	—	762,682	5,034,429
	Disability(7)	―	599,040	3,672,707	—	974,522	5,246,269
	Change of Control	―	599,040	4,011,356	—	974,522	5,584,918
Howard E. Davis	Voluntary Not-for-Cause	―	―	―	—	412,312	412,312
	Involuntary Not-for-Cause	577,500	511,500	3,129,691	—	412,312	4,631,003
	Retirement	―	511,500	3,129,691	—	412,312	4,053,503
	Death (7)	―	511,500	3,700,111	—	412,312	4,623,924
	Disability(7)	―	511,500	3,700,111	—	412,312	4,623,924
	Change of Control	577,500	511,500	4,014,500	—	412,312	5,515,812
Brady K. Long	Voluntary Not-for-Cause	―	―	―	—	364,566	364,566
	Involuntary Not-for-Cause	577,500	511,500	2,911,339	—	364,566	4,364,905
	Retirement	―	511,500	2,911,339	—	364,566	3,787,405
	Death (7)	―	511,500	3,441,963	—	364,566	4,318,029
	Disability(7)	―	511,500	3,441,963	—	364,566	4,318,029
	Change of Control	577,500	511,500	3,734,418	—	364,566	5,187,984

(1)    These amounts represent obligations of the Company under agreements currently in place and valued as of December 31, 2021. Agreements do not provide for any single-trigger payments upon a change of control.

Transocean 2022    P-105    Proxy Statement

EXECUTIVE COMPENSATION

(2)    Amounts payable under the terms of the Executive Severance Benefit Policy. This includes a lump sum payment equal to 52 weeks of base salary as well as outplacement services (not to exceed 5% of the base salary) for Messrs. Davis and Long.

(3)    Amounts payable for the 2021 annual cash bonus earned.

(4)    These amounts represent the value of restricted share units and performance share units that would vest upon the triggering event, based on U.S. $2.76, the closing stock price on the last trading day of 2021.

(5)    These amounts represent the (“in-the-money”) value of vested and unvested stock options.

(6)    These amounts represent the present value of PEP and Savings Restoration Plan benefits, which would have been payable as of December 31, 2021.

(7)    In addition to the benefits listed in the preceding table, payments will also be made under the Company’s life and disability insurance plans, a benefit that is generally available to all employees.

Transocean 2022    P-106    Proxy Statement

EXECUTIVE COMPENSATION

CEO Pay Ratio

Pursuant to the Securities Exchange Act of 1934, as amended, the Company is required to disclose in this proxy statement the ratio of the total annual compensation of our CEO to the total annual compensation of our median employee.

Based on SEC rules for this disclosure and applying the methodology described below, the Company determined that our CEO’s total compensation for 2021 was $13,715,358, and the 2021 total compensation of the median employee in U.S. dollars was $134,914. Accordingly, for 2021, the Company estimates the ratio of our CEO’s total compensation to the median total compensation of all employees to be 102 to 1.

Due to changes in our employee population and compensation arrangements, we are not using the same median employee as during the prior year. In determining the applicable median salary, we first excluded 225 of our non-U.S. employees located in Angola, Australia, Greece, Hungary, India, Singapore and Switzerland representing 5% of our workforce, a de minimis number of non-U.S. employees as allowed under the SEC rules. Next, for all other non-U.S. employees paid in local non-U.S. currency, salaries were denominated in U.S. dollars by applying applicable currency exchange rates in place on December 31, 2021. This currency exchange was necessary for comparison to our CEO pay which is denominated in U.S. dollars. We then identified the median employee based on a tabulation of year-to-date earnings for all included employees on December 31, 2021, the last day of our fiscal year.

Once the median employee was identified as described above, the total annual compensation for 2021 for that employee was determined using the same rules that apply to reporting NEO compensation in the Total column of the “Summary Compensation Table.”

Transocean 2022    P-107    Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning securities authorized for issuance under our equity compensation plans as of December 31, 2021.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (A)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (B) (U.S.$)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)(2)
Equity compensation plans approved by security holders(1)	4,263,274	11.45	47,940,463
Equity compensation plans not approved by security holders	—	—	—
Total	4,263,274	11.45	47,940,463

(1)    We may also grant restricted share units and other forms of share-based awards under our long-term incentive plans previously approved by our shareholders. At December 31, 2021, we had 17,937,081 shares available for future issuance pursuant to grants of restricted share units.

(2)    In February 2022, we granted share-based awards to our employees. Following the February 2022 grants, we had under our existing authorization 20,355,943 shares remaining available to be granted for future share-based awards granted under our long-term incentive plan.

Transocean 2022    P-108    Proxy Statement

EXECUTIVE COMPENSATION

OTHER MATTERS

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board of Directors during 2021 were Glyn A. Barker, Chair, Vanessa C.L. Chang, Samuel J. Merksamer and Tan Ek Kia. Mr. Ek Kia served as Chair of the Compensation Committee during 2021 until his retirement from the Board at the 2021 Annual General Meeting. There are no matters relating to interlocks or insider participation that we are required to report.

Householding

The SEC permits us, under certain circumstances, to send a single set of the Notice, proxy materials, and annual reports to any household at which two or more shareholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses.

In order to take advantage of this opportunity, we have delivered only one copy of the Notice or, if you previously requested to receive paper proxy materials by mail, one proxy statement and annual report to shareholders who share an address (unless we received contrary instructions from one or more of the affected shareholders prior to the mailing date). However, if any such shareholder residing at such an address wishes to receive a separate copy of any of these documents either now or in the future, or if any such shareholder who elected to continue to receive separate copies wishes to receive a single copy in the future, that shareholder should send a request in writing to Investor Relations at our offices in the United States, at 1414 Enclave Parkway, Houston, Texas 77077 or by calling +1 (713) 232-7500. We will deliver, promptly upon written or oral request to Investor Relations, a separate copy of the Notice, proxy materials or annual report, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered.

A number of brokerage firms have instituted householding. If your family or others with a shared address have one or more “street name” accounts under which you beneficially own shares, you may have received householding information from your broker/dealer, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of the proxy materials or wish to revoke your decision to household and thereby receive multiple copies.

Proposals of Shareholders

Shareholder Proposals in the Proxy Statement. Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card relating to our 2023 Annual General Meeting, your proposals must be received at our principal executive offices c/o Transocean Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland by no later than 5:00 p.m. Swiss time on November 28, 2022. However, if the date of the 2023 Annual General Meeting changes by more than 30 days from the anniversary of the 2022 Annual General Meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials. We will notify you of this deadline in a Quarterly Report on Form 10-Q, in a Current Report on Form 8-K or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

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EXECUTIVE COMPENSATION

Shareholder Proposals and Nominations for Directors to be Presented at Meetings. If you desire to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you must follow the procedures set forth in our Articles of Association. Our Articles of Association provide generally that, if you desire to propose any business at an annual general meeting (including the nomination of any director), you must give us written notice at least 30 calendar days prior to the anniversary date of the proxy statement in connection with Transocean’s last annual general meeting; provided, however, that if the date of the annual general meeting is 30 calendar days before or after the anniversary date of the last annual general meeting, such request must instead be made by the tenth day following the date on which we have made public disclosure of the date of the annual general meeting. The deadline under our Articles of Association for submitting proposals will be 5:00 p.m. Swiss time on February 26, 2023, for the 2023 annual meeting unless it is more than 30 calendar days before or after May 12, 2023.

In order for the notice to be considered timely under Rule 14a-4(c) of the Exchange Act, proposals must be received no later than 5:00 p.m. Swiss time on February 26, 2023. The request must specify the relevant agenda items and motions, together with evidence of the required shareholdings recorded in the share register, as well as any other information required to be included in a proxy statement pursuant to the rules of the SEC.

If you desire to nominate directors to be presented at an annual general meeting, you must give us written notice within the time period described in the preceding paragraph. If you desire to nominate directors to be presented at an extraordinary general meeting at which the Board of Directors has determined that directors will be elected, you must give us written notice by the close of business on the tenth day following our public disclosure of the meeting date. Notice for the nomination of directors at any general meeting must set forth:

■   Your name and address and the name and address of the person or persons to be nominated;

■   A representation that you are a holder of record of our shares entitled to vote at the meeting or, if the record date for the meeting is subsequent to the date required for that shareholder notice, a representation that you are a holder of record at the time of the notice and intend to be a holder of record on the date of the meeting and; in either case, setting forth the class and number of shares so held, including shares held beneficially;

■   A representation that you intend to appear in person (if permitted) or by proxy as a holder of record at the meeting to nominate the person or persons specified in the notice;

■   A description of all arrangements or understandings between you and each nominee you propose and any other person or persons under which the nomination or nominations are to be made by you;

■   Any other information regarding each nominee you propose that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

■   The consent of each nominee to serve as a director if so elected.

The Board of Directors may refuse to transact any business you propose or to acknowledge your nomination of any person if you fail to comply with the foregoing procedures. You may obtain a copy of our Articles of Association and Organizational Regulations, in which these procedures are set forth, upon written request to our Corporate Secretary, Transocean Ltd., Turmstrasse 30, 6312 Steinhausen, Switzerland.

Cost of Solicitation

The accompanying proxy is being solicited on behalf of the Board of Directors. The expenses of preparing, printing and mailing the proxy and the materials used in the solicitation will be borne by us. We have retained Georgeson LLC for a fee of $20,000, plus expenses, to aid in the solicitation of proxies. Proxies may be solicited by personal interview, mail, telephone, facsimile, internet or other means of electronic distribution by our directors, officers and employees, who will not receive additional compensation for those services. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held by those persons, and we will

Transocean 2022    P-110    Proxy Statement

EXECUTIVE COMPENSATION

reimburse them for reasonable expenses incurred by them in connection with the forwarding of solicitation materials.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s Executive Officers and directors, and persons who own more than ten percent of the Company’s shares, to file initial reports of ownership and reports of changes in ownership of the Company’s equity securities with the SEC. Due to administrative and technical issues, a Form 5 was filed on behalf of Edward Muller, a member of the Company’s Board of Directors, on February 14, 2022, reflecting the annual grant of Company restricted units made on May 28, 2021, and Form 4s for each of Messrs. Adamson, Davis, Long, Mey, Thigpen and Tonnel were filed late on March 4, 2021. Based solely on a review of reports furnished to the Company and written representations that no report on Form 5 was required for 2021, other than as indicated above, the Company believes that no director, officer or beneficial owner of more than ten percent of the Company’s shares failed to file a report on a timely basis.

Forward-Looking Statements

The statements included in this proxy statement, including in the letter to shareholders and in the section entitled Compensation Discussion and Analysis—Executive Summary—2021 Business Overview, regarding future financial performance, results of operations, liquidity, stacking of assets and the market and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Forward-looking statements are subject to numerous risks, uncertainties and assumptions, including, but not limited to, the future prices of oil and gas, operating hazards and delays, actions by customers and other third parties, conditions in the drilling industry and in the capital markets and those described under “Item 1A. Risk Factors” in the 2021 Annual Report and in our other filings with the SEC. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

Transocean 2022    P-111    Proxy Statement

EXECUTIVE COMPENSATION

APPENDIX A

TRANSOCEAN LTD. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION AND RELATED MARGINS

(in millions, except percentages)

Year ended
12/31/21

Contract Drilling Revenues	$2,556
Contract intangible amortization	220
Adjusted Contract Drilling Revenues	$2,776

Net loss	$(591)
Interest expense, net of interest income	432
Income tax expense	121
Depreciation and amortization	742
Contract intangible amortization	220
EBITDA	924

Allowance for excess materials and supplies, certain items	28
Loss on disposal of assets, net	57
Loss on impairment of investment in unconsolidated affiliates	37
Gain on retirement of debt	(51)
Adjusted EBITDA	$995

EBITDA Margin	33.3%
Adjusted EBITDA Margin	35.8%

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EXECUTIVE COMPENSATION

(Authorized Share Capital)
ANNEX A Amendment to Article 5 of the Articles of Association (Authorized Share Capital)

		Artikel 5			Article 5
Genehmigtes Aktienkapital	1	Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum 12. Mai 2024 im Maximalbetrag von CHF 15‘084‘875.60 durch Ausgabe von höchstens 150,848,756 vollständig zu liberierenden Aktien mit einem Nennwert von je CHF 0.10 zu erhöhen. Eine Erhöhung (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.	Authorized Share Capital	1

The Board of Directors is authorized to increase the share capital, at any time until May 12, 2024, by a maximum amount of CHF 15,084,875.60 by issuing a maximum of 150,848,756 fully paid up Shares with a par value of CHF 0.10 each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts shall be permissible.

	2	Der Verwaltungsrat legt den Zeitpunkt der Ausgabe, den Ausgabebetrag, die Art, wie die neuen Aktien zu liberieren sind, den Beginn der Dividendenberechtigung, die Bedingungen für die Ausübung der Bezugsrechte sowie die Zuteilung der Bezugsrechte, welche nicht ausgeübt wurden, fest. Nicht-ausgeübte Bezugsrechte kann der Verwaltungsrat verfallen lassen, oder er kann diese bzw. Aktien, für welche Bezugsrechte eingeräumt, aber nicht ausgeübt werden, zu Marktkonditionen platzieren oder anderweitig im Interesse der Gesellschaft verwenden.		2

The Board of Directors shall determine the time of the issuance, the issue price, the manner in which the new Shares have to be paid up, the date from which the Shares carry the right to dividends, the conditions for the exercise of the preemptive rights and the allotment of preemptive rights that have not been exercised. The Board of Directors may allow the preemptive rights that have not been exercised to expire, or it may place such rights or Shares, the preemptive rights of which have not been exercised, at market conditions or use them otherwise in the interest of the Company.

	3	Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre zu entziehen oder zu beschränken und diese einzelnen Aktionären oder Dritten zuzuweisen:		3	The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to individual shareholders or third parties:
		(a) wenn der Ausgabebetrag der neuen Aktien unter Berücksichtigung des Marktpreises festgesetzt wird; oder			(a) if the issue price of the new Shares is determined by reference to the market price; or

Transocean 2022    AN-1    Proxy Statement

EXECUTIVE COMPENSATION

(b)

für die Übernahme von Unternehmen, Unternehmensteilen oder Beteiligungen oder für die Finanzierung oder Refinanzierung solcher Transaktionen oder die Finanzierung von neuen Investitionsvorhaben der Gesellschaft; oder

(b)

for the acquisition of an enterprise, part(s) of an enterprise or participations, or for the financing or refinancing of any of such transactions, or for the financing of new investment plans of the Company; or

(c)

zum Zwecke der Erweiterung des Aktionärskreises in bestimmten Finanz- oder Investoren-Märkten, zur Beteiligung von strategischen Partnern, oder im Zusammenhang mit der Kotierung von neuen Aktien an inländischen oder ausländischen Börsen; oder

(c)

for purposes of broadening the shareholder constituency of the Company in certain financial or investor markets, for purposes of the participation of strategic partners, or in connection with the listing of new Shares on domestic or foreign stock exchanges; or

(d)

für die Einräumung einer Mehrzuteilungsoption (Greenshoe) von bis zu 20% der zu platzierenden oder zu verkaufenden Aktien an die betreffenden Erstkäufer oder Festübernehmer im Rahmen einer Aktienplatzierung oder eines Aktienverkaufs; oder

(d)

for purposes of granting an over-allotment option (Greenshoe) of up to 20% of the total number of Shares in a placement or sale of Shares to the respective initial purchaser(s) or underwriter(s); or

(e)

für die Beteiligung von Mitgliedern des Verwaltungsrates, Mitglieder der Geschäftsleitung, Mitarbeitern, Beauftragten, Beratern oder anderen Personen, die für die Gesellschaft oder eine ihrer Tochtergesellschaften Leistungen erbringen.

(e)

for the participation of members of the Board of Directors, members of the Executive Management Team, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its subsidiaries.

4	Die neuen Aktien unterliegen den Eintragungsbeschränkungen in das Aktienbuch von Artikel 7 und 9 dieser Statuten.	4	The new Shares shall be subject to the limitations for registration in the share register pursuant to Articles 7 and 9 of these Articles of Association.

Transocean 2022    AN-2    Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D76847-P70513-P70512

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRANSOCEAN LTD.

TURMSTRASSE 30

CH-6312 STEINHAUSEN

SWITZERLAND

Please indicate in the appropriate space how you wish the shares to be voted. If you give no specific voting instructions in relation to one or several proposals, you instruct the independent proxy to exercise your voting rights for all proposals in accordance with the recommendation of the Board of Directors (“FOR” proposals 1-4, 6, and 8-10, and “FOR” each nominee and ratification listed in proposals 5, 7 and 11).

1. Approval of the 2021 Annual Report, Including the Audited

Consolidated Financial Statements of Transocean Ltd. for Fiscal

Year 2021 and the Audited Statutory Financial Statements of

Transocean Ltd. for Fiscal Year 2021

2. Discharge of the Members of the Board of Directors and

Executive Management Team From Liability for Activities During

Fiscal Year 2021

3. Appropriation of the Accumulated Loss for Fiscal Year 2021

4. Renewal of Shares Authorized for Issuance

5C. Frederico F. Curado

5. Reelection of 11 Directors (5A – 5K), Each for a Term Extending

Until Completion of the Next Annual General Meeting (please mark the boxes next to each nominee)

5B. Vanessa C.L. Chang

5A. Glyn A. Barker

5J. Diane de Saint Victor

5D. Chadwick C. Deaton

5G. Frederik W. Mohn

5H. Edward R. Muller

5I. Margareth Øvrum

5K. Jeremy D. Thigpen

5F. Samuel J. Merksamer

5E. Vincent J. Intrieri

6. Reelection of Chadwick C. Deaton as the Chair of the Board

of Directors for a Term Extending Until Completion of the Next

Annual General Meeting

7B. Vanessa C.L. Chang

7C. Samuel J. Merksamer

7. Reelection of the Members of the Compensation Committee, Each

for a Term Extending Until Completion of the Next Annual General

Meeting (please mark the boxes next to each nominee)

8. Reelection of Schweiger Advokatur / Notariat as the Independent

Proxy for a Term Extending Until Completion of the Next Annual

General Meeting

9. Appointment of Ernst & Young LLP as the Company's Independent

Registered Public Accounting Firm for Fiscal Year 2022 and

Reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor

for a Further One-Year Term

10. Advisory Vote to Approve Named Executive Officer Compensation

for Fiscal Year 2022

11A Ratification of the Maximum Aggregate Amount of

Compensation of the Board of Directors for the Period

Between the 2022 Annual General Meeting and the 2023

Annual General Meeting

11B Ratification of the Maximum Aggregate Amount of

Compensation of the Executive Management Team for

Fiscal Year 2023

11. Prospective Vote on the Maximum Compensation of the Board of

Directors and the Executive Management Team (please mark the boxes next to each item)

If any modifications to agenda items or proposals identified in the notice of meeting or other matters on which voting is permissible under Swiss law are properly presented at the 2022 Annual General

Meeting for consideration, you instruct the independent proxy, in the absence of other specific instructions, to vote in accordance with the recommendations of the Board of Directors.

Against Abstain

As

Recommended

by the Board of

Directors

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7A. Glyn A. Barker

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For Against Abstain For Against Abstain

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The signature on this Proxy Card should correspond exactly with the shareholder’s name as printed above. In the case of joint tenancies, co-executors or co-trustees each should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

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SCAN TO

VIEW MATERIALS & VOTE w

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 11, 2022/5:59 a.m. Swiss Time on May 12, 2022,

the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided,

or return it to: Transocean 2022 AGM Vote Processing, c/o Broadridge, 51 Mercedes Way,

Edgewood, NY 11717, USA or Schweiger Advokatur / Notariat, Dammstrasse 19,

CH-6300 Zug, Switzerland.

All proxy cards must be received no later than 11:59 p.m. Eastern Daylight Time on

May 11, 2022/5:59 a.m. Swiss Time, on May 12, 2022, the meeting date.

D76848-P70513-P70512

TRANSOCEAN LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Card for use at the Annual General Meeting of Shareholders of Transocean Ltd., a Swiss corporation (“Transocean”), or any adjournment or postponement thereof (the “Meeting”), to be held on May 12, 2022, at 6:30 p.m. Swiss Time, at the Parkhotel Zug, Industriestrasse 14, 6304 Zug, Switzerland.

IMPORTANT NOTE: Please sign, date and return this Proxy Card in the enclosed postage pre-paid envelope to:

Transocean 2022 AGM, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, USA or

Transocean 2022 AGM, Vote Processing, c/o Schweiger Advokatur / Notariat, Dammstrasse 19, CH-6300 Zug, Switzerland.

We urge you to return your proxy card as soon as possible to ensure that your proxy card is timely submitted. Any proxy card must be received by either Broadridge or Schweiger Advokatur / Notariat no later than 11:59 p.m. Eastern Daylight Time on May 11, 2022/5:59 a.m. Swiss Time,

on May 12, 2022.

The signatory, revoking any proxy heretofore given in connection with the Meeting, appoints the independent proxy, Schweiger Advokatur / Notariat, as proxy to represent the signatory at the Meeting and to vote all shares the signatory is entitled to vote at the Meeting on all matters properly presented at the Meeting in accordance with the signatory's voting instructions on the reverse side of this Proxy Card.

Please provide your specific voting instructions by marking the applicable instruction boxes on the reverse side of this Proxy Card. If you do not provide specific voting instructions in relation to one or several proposals described on the reverse side, you instruct the independent proxy to vote “FOR”

proposals 1-4, 6, and 8-10, “FOR” each nominee and ratification listed in proposals 5, 7 and 11 and as recommended by the Board of Directors on any modifications to an agenda item or any other matter which may be properly presented or brought before the Meeting.

The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Meeting.

Continued on the reverse side. Must be signed on the reverse side.

Transocean Ltd.

Your vote is important. To ensure the shares are represented, you should complete, sign and date the below proxy card and return it promptly in the enclosed postage pre-paid envelope to: Transocean 2022 AGM, Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717, USA or Transocean 2022 AGM, Vote Processing, c/o Schweiger Advokatur / Notariat,

Dammstrasse 19, CH-6300 Zug, Switzerland, so that it arrives no later than 11:59 p.m., Eastern Daylight Time on May 11, 2022,

5:59 a.m. Swiss Time, on May 12, 2022, the meeting date. You may revoke your proxy prior to the meeting.

Important notice regarding the availability of Proxy Materials for the

Annual General Meeting of Shareholders to be held May 12, 2022:

The Combined Document is available at: http://www.deepwater.com